UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2025

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400
Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	(1)	(1)

(1)

On June 25, 2025, the New York Stock Exchange (“NYSE”) filed a Form 25 for Superior Industries International, Inc., a Delaware corporation (the “Company”), in connection with the delisting of the common stock, par value $0.01, of the Company (the “Common Stock”) from NYSE, which delisting became effective ten days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Market on June 25, 2025 under the symbol “SSUP”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Superior Industries International, Inc., a Delaware corporation (the “Company” or “Superior”), with the Securities and Exchange Commission on July 8, 2025 (the “July 8 Current Report”), in which Superior reported, among other events, the execution of the Merger Agreement, the Voting and Support Agreements, the Subscription Agreement and the RSA (each as defined below, and collectively, the “Transaction Documents”). The July 8 Current Report stated that each Transaction Document would be attached as an exhibit to an amendment to the July 8 Current Report. This Amendment No. 1 is being filed to amend only Item 1.01 and to attach the Transaction Documents previously summarized in Item 1.01 as exhibits hereto.

Item 1.01.	Entry into a Material Definitive Agreement.

The Merger Agreement

On July 8, 2025, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and SUP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of the lenders party to the Company’s existing Amended and Restated Credit Agreement, dated as of August 14, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Existing Term Loan Agreement”), by and among the Company, the lenders from time to time party thereto, Oaktree Fund Administration, LLC, as administrative agent, and JPMorgan Chase Bank, N.A., as collateral agent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The transaction committee (the “Transaction Committee”) of the board of directors of the Company (the “Board”) has unanimously determined that the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, are advisable and in the best interests of the Company and its stockholders, and approved and declared advisable, and recommended that the Board approve and declare advisable, the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement. The Transaction Committee also recommended to that Board that it resolve to recommend that the Company’s stockholders vote to adopt the Merger Agreement.

The Board has determined that the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger, are advisable and in the best interests of the Company and its stockholders, and approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement. The Board also resolved to recommend that the Company’s stockholders vote to adopt the Merger Agreement.

The Merger

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (each, a “Common Share”) and each share of preferred stock, par value $0.01 per share designated as Series A Preferred Shares (the “Series A Preferred Shares”), in each case, issued and outstanding immediately prior to the Effective Time (other than shares owned by (i) Parent or Merger Sub or any of their respective Subsidiaries, (ii) the Company as treasury stock (each such share referred to in clauses (i) and (ii), an “Excluded Share” and, collectively, the “Excluded Shares”) and (iii) holders of Common Shares (“Dissenting Stockholders”) who have not voted in favor of the Merger or consented thereto and have properly exercised and perfected and not withdrawn, waived or lost a demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law), will be converted into the right to receive:

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with respect to each Common Share, $0.09 per Common Share in cash, without interest thereon (the “Common Stock Merger Consideration” and the aggregate of such amount for all Common Shares, the “Aggregate Merger Consideration”); and

•

with respect to each Series A Preferred Share, (1) an amount equal to the quotient of (x) the product of (a) the Aggregate Merger Consideration plus the aggregate consideration payable to the holders of Cash-Settled RSUs and Cash-Settled PSUs pursuant to the Merger Agreement, multiplied by (b) two (2), divided by (y) the total number of issued and outstanding Series A Preferred Shares as of immediately prior to the Effective Time, in cash, without interest thereon and (2) the number of fully paid and nonassessable units representing limited liability company interests of Parent to be issued by Parent such that immediately following such issuance and the Effective Time, the former holders of all Series A Preferred Shares shall hold, in the aggregate, 3.5% of Parent’s common equity (the “Preferred Stock Merger Consideration”, and together with the Common Stock Merger Consideration, the “Merger Consideration”).

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Treatment of Equity Awards

At the Effective Time, each outstanding equity award will be treated as follows:

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Each outstanding time-based restricted stock unit (a “Company Restricted Stock Unit”) that was granted under the Company’s 2018 Equity Incentive Plan (the “Company Stock Plan”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will become fully vested and will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment of an amount equal to the product of (i) the number of Common Shares underlying such Company Restricted Stock Unit, multiplied by (ii) the Common Stock Merger Consideration.

•

Each outstanding performance-based restricted stock unit (a “Company Performance Stock Unit”) that was granted under the Company Stock Plan that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will become fully vested as if the applicable level of performance was achieved at target and will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment of an amount equal to the product of (i) the number of Common Shares subject to such Company Performance Stock Unit that would vest based on the applicable target level of achievement of the performance metrics, multiplied by (ii) the Common Stock Merger Consideration.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Company with respect to, among other things, (i) entity organization, good standing and qualifications, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) consents and approvals, (v) financial statements, (vi) absence of changes, (vii) litigation, (viii) undisclosed liabilities, (ix) employee benefits, (x) labor matters, (xi) compliance with laws and licenses, (xii) material contracts, (xiii) takeover statutes, (xiv) environmental matters, (xv) taxes, (xvi) intellectual property, (xvii) insurance, (xviii) real property, (xix) brokers, (xx) affiliate transactions, and (xxi) key customers and suppliers. The Merger Agreement also contains customary representations and warranties of Parent and Merger Sub with respect to, among other things, (a) entity organization, good standing and qualification, (b) ownership, (c) authorization to enter into the Merger Agreement, (d) consents and approvals, (e) litigation, (f) brokers and (g) financial ability. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the transactions contemplated by the Merger Agreement. The representations and warranties made by the Company are qualified by disclosures made in disclosure schedules and its Securities and Exchange Commission (“SEC”) filings.

Covenants

The Merger Agreement also contains certain covenants and agreements of the parties, including, among others, covenants and agreements relating to (i) the conduct of the Company’s business between the date of the signing of the Merger Agreement and the closing of the transactions contemplated under the Merger Agreement, (ii) restrictions on the Company’s participation in any discussions or negotiations with any person making any proposal for an alternative transaction, and the requirement that the Board recommend to the Company’s stockholders that they adopt the Merger Agreement, in each case subject to certain exceptions and provided that the Board may change its recommendation in certain circumstances specified in the Merger Agreement in response to a proposal for an alternative transaction or following an intervening event, (iii) the preparation and filing of a proxy statement on Schedule 14A in preliminary form relating to the meeting of the Company’s stockholders for purposes of adoption of the Merger Agreement, (iv) the Company and Parent’s efforts to obtain approvals from governmental agencies, (v) the protection of, and access to, confidential information of the parties, (vi) the benefits for continuing employees following the Closing, (vii) payment of expenses and certain taxes, (viii) indemnification and directors’ and officers’ insurance, (ix) certain litigation matters, (x) resignation of directors or officers of the Company and its subsidiaries, as requested by Parent, (xi) entry into customary mutual releases and (xii) obtaining a revolving credit facility on terms reasonably acceptable to Parent and the Company (the “Acceptable Revolving Credit Facility”).

Conditions to Closing

The parties’ respective obligations to consummate the Merger are subject to the satisfaction or waiver of customary conditions set forth in the Merger Agreement, including, among others: (i) the adoption of the Merger Agreement by the holders of a majority of the voting power of the outstanding common and preferred stock of the Company, voting together as a single class, (ii) the receipt of certain consents or approvals from governmental

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entities, (iii) the absence of any law or governmental order from any governmental entity of competent jurisdiction prohibiting the Merger, (iv) no Company Material Adverse Effect having occurred since the signing of the Merger Agreement, (v) entering into the Acceptable Revolving Credit Facility, (vi) the execution of certain contracts in form and substance reasonably acceptable to Parent and (vii) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) the right of the Company to terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, subject to specified limitations and requirements, and (ii) the right of Parent to terminate the Merger Agreement if the Board changes its recommendation that the Company’s stockholders vote to adopt the Merger Agreement as described in the Merger Agreement. Subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by November 22, 2025 (the “Termination Date”); provided, that, if as of the Termination Date all of the closing conditions, other than certain conditions related to obtaining consents and approvals from governmental entities, are satisfied or waived, or are capable of being satisfied at such time, the Termination Date shall automatically be extended until December 22, 2025 (or until January 22, 2026 if a subsequent extension is required to satisfy such conditions). In addition to the foregoing termination rights and certain other termination rights set forth in the Merger Agreement, Parent has the right to terminate the Merger Agreement if (a) the preliminary proxy statement has not been filed by the Company with the SEC on or prior to July 29, 2025, (b) the Company Requisite Vote has not been obtained by certain dates, (c) the RSA (as defined below) is terminated, (d) the Company commences or becomes subject to any chapter 11 bankruptcy proceedings, (e) either of the parties receive a request for additional information under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (f) any transaction litigation pending before a governmental entity is not resolved within certain timeframes, (g) any Voting and Support Agreement (as described below) is terminated, materially modified in a manner not approved by Parent, breached under certain circumstances or the Company waives any rights under a Voting and Support Agreement or (h) the Company has not received executed copies of certain contracts in form and substance reasonably acceptable to Parent within a certain timeframe.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete, and is subject to and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to give investors information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Voting and Support Agreements

Concurrently with the execution of the Merger Agreement on July 8, 2025, the Company entered into Voting and Support Agreements (the “Voting and Support Agreements”) with each of TPG Growth III Sidewall, L.P. (“TPG”), each director, and certain officers and other stockholders (collectively, the “Common Supporting Stockholders” and, together with TPG, the “Supporting Stockholders” and, individually, a “Supporting Stockholder”) with respect to shares owned of record or beneficially by each Supporting Stockholder (collectively, the “Owned Shares”). The Owned Shares collectively represent approximately 40% of the voting power of the Common Shares and Series A Preferred Shares (on an as-converted basis) outstanding as of July 3, 2025.

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The Supporting Stockholders have agreed to vote all of their Owned Shares:

•

in favor of the Merger, the adoption of the Merger Agreement, each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other transactions contemplated by the Merger Agreement;

•

against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement; and

•

against any Acquisition Proposal (which is not a Superior Proposal or an Acquisition Proposal for which the Board has made a Change in Recommendation) or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede or interfere with the consummation of the Merger and the other transactions contemplated by the Merger Agreement.

In the event the Board makes a Change in Recommendation, each Supporting Stockholder may vote its shares with respect to the above matters in any manner it chooses.

Each Supporting Stockholder has agreed not to take certain actions, including (i) tendering any Owned Shares into any tender or exchange offer, (ii) transferring any Owned Shares (subject to certain exceptions), (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of such Supporting Stockholder contained in the Voting and Support Agreement untrue or incorrect in any material respect or have the effect of delaying, preventing or disabling such Supporting Stockholder from performing its obligations under the Voting and Support Agreement in any material respect.

In addition, TPG has agreed that the receipt of the aggregate amount of the Preferred Stock Merger Consideration pursuant to the terms of the Merger Agreement will constitute payment in full for all shares of Preferred Stock owned by TPG. TPG has agreed to waive (i) until the Effective Time or the termination of the Voting and Support Agreement, any and all rights to dividends it is entitled to receive as a holder of Series A Preferred Stock and (ii) any and all rights and remedies in connection with or related to the Merger (and any other transactions entered into by the Company in connection therewith, including the transactions contemplated by the Subscription Agreement (as described below)) other than rights and remedies arising under the Merger Agreement or related documents or transactions themselves, and/or the incurrence of indebtedness under the Company’s existing credit agreements it may have.

The Voting and Support Agreements will terminate upon the earliest to occur of (i) the Effective Time, (ii) the valid termination of the Merger Agreement in accordance with its terms and (iii) solely in the case of TPG, the occurrence of (a) a decrease in the Preferred Stock Merger Consideration, (b) the termination of the RSA with respect to the Company or the Consenting Lenders (as defined below) or (c) one or more chapter 11 bankruptcy proceedings are commenced by the Company or its subsidiaries or other parties commence chapter 11 bankruptcy proceedings regarding the Company or its subsidiaries and are not dismissed within 30 days.

The foregoing description of each Voting and Support Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to each such Voting and Support Agreement, the forms of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Subscription Agreement

Concurrently with the execution of the Merger Agreement on July 8, 2025, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Parent, pursuant to which Parent has agreed to purchase, and the Company has agreed to issue and sell to Parent, (i) 7,600,000 Common Shares (the “Subscription Shares”) or (ii) such other number of Common Shares as may be mutually agreed by the Company and Parent, in each case, for a purchase price of $0.09 per share.

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The purchase of the Subscription Shares will take place one Business Day prior to the record date for the meeting of the Company’s stockholders to consider and vote on the adoption of the Merger Agreement. The Subscription Agreement contains representations, warranties, covenants and conditions to closing that are customary for an agreement of this nature.

In addition, if the Company enters into an Alternative Acquisition Agreement as permitted by the Merger Agreement, Parent has agreed to vote its Subscription Shares at any meeting of Company stockholders:

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in favor of the transaction contemplated by such Alternative Acquisition Agreement (the “Alternative Acquisition”), and each of the other actions contemplated by the Alternative Acquisition Agreement or necessary or desirable in furtherance of the Alternative Acquisition and the other transactions contemplated by the Alternative Acquisition Agreement;

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against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Alternative Acquisition under the Alternative Acquisition Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Alternative Acquisition Agreement; and

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against any proposal to enter into any other transaction, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede or interfere with the consummation of the Alternative Acquisition and the other transactions contemplated by the Alternative Acquisition Agreement.

In the event the Company engages in an Alternative Acquisition as permitted by the Merger Agreement, Parent will be entitled to receive at the closing of such Alternative Acquisition as consideration for the Subscription Shares to be paid in connection with such Alternative Acquisition, an amount that is equal to the purchase price that Parent paid to acquire the Subscription Shares.

The Subscription Shares being sold to Parent pursuant to the Subscription Agreement are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 hereto and is incorporated by reference herein.

Recapitalization Support Agreement

Concurrently with the execution of the Merger Agreement on July 8, 2025, the Company and each of its subsidiaries (together with the Company, the “Company Group”) entered into a Recapitalization Support Agreement (the “RSA”) with the lenders holding 100% of the term loan debt under the Existing Term Loan Credit Agreement (the “Consenting Term Loan Lenders” and, collectively, with any other party that executes a joinder to the RSA that subsequently becomes effective, the “Consenting Parties”).

Pursuant to the RSA, the Consenting Parties have agreed to support a transaction (the “Transaction”) involving (i) the partial equitization of the term loans under the Existing Term Loan Credit Agreement and (ii) a recapitalization of the Company, subject to the terms and conditions of the RSA and the recapitalization term sheet attached thereto as Exhibit A (the “Term Sheet”).

The RSA provides that the Transaction will be implemented on either (i) a consensual out-of-court basis (the “Out-of-Court Structure”), without recourse to proceedings under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) or (ii) an in-court basis (the “Chapter 11 Structure”) through prepackaged or prearranged cases for the Company and certain other of its subsidiaries, if any (collectively, the “Debtors”), under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”).

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The Term Sheet contemplates, among other things:

•	The Transaction will be implemented either (i) through the Out-of-Court Structure through the Merger Agreement or (ii) through the Chapter 11 Structure if the following milestones are not met:

•	(y) the Company fails to file the preliminary proxy statement on or prior to July 29, 2025; or

•	(z) the Merger is not approved by the required vote at a duly called meeting of the stockholders of the Company (or any adjournment or postponement thereof) prior to:

•	October 1, 2025, if the SEC informs the Company that it will not review the proxy statement; or

•	October 31, 2025, if the SEC informs the Company that it will review the proxy statement and issues any comments in such review.

•	Each Consenting Term Loan Lender will consent to:

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the conversion, on a dollar-for-dollar basis, to Take Back Term Loans (as defined in the Term Sheet) of an amount of its Existing Term Loan Claims (as defined in the Term Sheet) that will result in (x) the aggregate principal amount of funded debt, preferred equity or other securities entitled to recover before the New Common Equity (as defined in the Term Sheet), in each case, of Reorganized Superior (as defined in the Term Sheet), and its subsidiaries immediately following the Effective Time less (y) the aggregate amount of unrestricted cash and cash equivalents of Reorganized Superior, and its subsidiaries immediately following the Effective Time, not exceeding $125,000,000; and

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if the Transaction is implemented through the Out-of-Court Structure, the contribution of the balance of its Existing Term Loan Claims to New TopCo in exchange for 100% of the New Common Equity, subject to dilution by the Out-of-Court Preferred Shareholder Equity Distribution and the MIP (each as defined in the Term Sheet); or

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if the Transaction is implemented pursuant to the Chapter 11 Structure, as part of the chapter 11 plan, the full satisfaction and extinguishment of the balance of its claims in exchange for 100% of the New Common Equity, subject to dilution by the In-Court Preferred Shareholder Equity Distribution (as defined in the Term Sheet), if applicable, and the MIP.

•	The Series A Preferred Shares will be cancelled, released, and extinguished, and TPG will receive:

•	if the Transaction is implemented through the Out-of-Court Structure, the Preferred Stock Merger Consideration; or

•	if the Transaction is implemented through Chapter 11 Cases, either:

•

if (A) TPG votes to accept the chapter 11 plan and (B) all classes of creditors senior to TPG vote to accept, or are deemed to accept, the chapter 11 plan, 1.75% of the New Common Equity, subject to dilution by the MIP (as defined in the Term Sheet); or

•	if (X) TPG votes to reject the chapter 11 plan or (Y) any class of creditors votes to reject, or is deemed to reject, the chapter 11 plan, no distribution or consideration.

•	The existing Common Shares will be cancelled, released, and extinguished, and each holder of Common Shares will receive:

•	if the Transaction is implemented through the Out-of-Court Structure, the Common Stock Merger Consideration; or

•	if the Transaction is implemented through the Chapter 11 Structure, no distribution or consideration.

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The Company shall, at the option of the Requisite Consenting Term Loan Lenders (as defined in the RSA), (a) execute an amendment to the Existing Revolving Credit Agreement (as defined in the RSA) in form and substance reasonably acceptable to the Requisite

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Consenting Term Loan Lenders that results in the Existing Revolving Credit Facility (as defined in the RSA) remaining outstanding upon and after the Effective Time on terms not materially less favorable to the Company than the Existing Revolving Credit Facility or otherwise reasonably acceptable to the Requisite Consenting Term Loan Lenders, including with respect to any waivers and/or consents (including in respect of a change of control) necessary to effectuate the Transaction or (b) refinance the Existing Revolving Credit Facility with a new super-priority revolving credit facility of a similar size and on terms not materially less favorable to the Company than the Existing Revolving Credit Facility or otherwise reasonably acceptable to the Requisite Consenting Term Loan Lenders.

•

If the Transaction is implemented through the Out-of-Court Structure, (i) all other claims against the Company Group will be satisfied in the ordinary course of business or otherwise be unimpaired and (ii) pursuant to the Subscription Agreement (as described above), the Company shall issue 7,600,000 Common Shares (or such other number of Common Shares as may be mutually agreed by the Company and Parent) to Parent at the same price per share in cash as the Common Merger Consideration.

The RSA also contemplates the following milestones with respect to a Transaction implemented through a Chapter 11 Structure:

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in the event of prepackaged Chapter 11 Cases, no later than seven Business Days (as defined in the RSA) prior to the Petition Date (as defined in the RSA), the Company shall commence the Solicitation (as defined in the RSA);

•	in the event of prepackaged Chapter 11 Cases, no later than two Business Days prior to the Petition Date, the Company shall complete the Solicitation;

•	no later than the Commencement Deadline (as defined in the RSA), the Petition Date shall have occurred.

•

in the event of prepackaged or prearranged Chapter 11 Cases, no later than one day after the Petition Date, the Debtors shall have filed the Plan, Disclosure Statement, and motion seeking approval of the DIP Financing, (each as defined in the RSA), if applicable;

•	no later than five days after the Petition Date, the Bankruptcy Court (as defined in the RSA) shall have entered an interim DIP Order (as defined in the RSA), if applicable;

•	no later than 30 days after the Petition Date, the Bankruptcy Court shall have entered a final DIP Order, if applicable; and

•

(1) in the event of prepackaged Chapter 11 Cases, no later than 60 days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order (as defined in the RSA) the Disclosure Statement Order (as defined in the RSA), or (2) in the event of prearranged Chapter 11 Cases, no later than 60 days after the Petition Date, the Bankruptcy Court shall have entered the Disclosure Statement Order and no later than 120 days after the Petition Date, the Bankruptcy shall have entered the Confirmation Order.

The RSA contains certain covenants on the part of each of the Consenting Parties, including, among other things, (i) commitments to support, and to use commercially reasonable efforts and timely take all reasonable actions necessary to support, implement and consummate the Transaction and (ii) commitments to negotiate in good faith and use commercially reasonable efforts to execute and implement definitive documents that are consistent with the RSA.

Pursuant to the RSA, the Consenting Parties have agreed to implement the Transaction by no later than 120 calendar days after the Petition Date in the event of prepackaged Chapter 11 Cases or 150 calendar days after the Petition Date in the event of prearranged Chapter 11 Cases, in each case, if the Effective Time has not occurred, which deadlines may be extended or waived in writing by the Requisite Consenting Term Loan Lenders in their sole discretion.

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The foregoing description of the RSA does not purport to be complete and is subject to, and is qualified in its entirety by reference to the RSA, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 hereto and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under the heading “Subscription Agreement” in Item 1.01 above is incorporated by reference into this Item 3.02.

This report shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these Subscription Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01	Regulation FD Disclosure.

On July 8, 2025, the Company and Parent issued a joint press release announcing that they have entered into the Merger Agreement, the RSA and related transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of July 8, 2025, by and among Superior Industries International, Inc., SUP Parent Holdings, LLC and SUP Merger Sub, Inc.

10.1	Voting and Support Agreement, dated as of July 8, 2025, by and between Superior Industries International, Inc. and TPG Growth III Sidewall, L.P.

10.2	Form of Voting and Support Agreement for Common Supporting Stockholders.

10.3	Subscription Agreement, dated as of July 8, 2025, by and between the Company and SUP Parent Holdings, LLC.

10.4*	Recapitalization Support Agreement, dated as of July 8, 2025, by and among the Company, its subsidiaries and the Consenting Parties.

99.1	Joint Press Release, dated July 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules (and similar attachments) have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules (and similar attachments) upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules (and similar attachments) so furnished.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by the Merger Agreement, the RSA and the related documents (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and Parent, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding the Company’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of the Company’s stockholders; the achievement of the milestones set forth in the RSA by their respective deadlines or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the

9

Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed Transactions; the potential for modification or adjustment of the Merger Agreement or the RSA; the parties’ ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact the Company’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the events of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in the Company’s market capitalization and stockholders’ equity; the expected timing and process for the delisting of the Common Shares from the NYSE and deregistration under the Securities Act; other risks related to the Proposed Transactions that will be included in the proxy statement on Schedule 14A filed with the SEC in connection with the Merger (the “Proxy Statement”); and those risks described in Item 1A of Part I of the Company’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, and the Company’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. The Company does not intend to update these statements unless required by the securities or other applicable laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Merger, the Company intends to file relevant materials with the SEC, including the Proxy Statement. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. STOCKHOLDERS OF THE COMPANY ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude.

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Such filings and the 2025 Definitive Proxy are available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Merger.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)

Date: July 9, 2025	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

12

Exhibit 2.1

Execution Version

Confidential

AGREEMENT AND PLAN OF MERGER

among

SUPERIOR INDUSTRIES INTERNATIONAL, INC.,

SUP PARENT HOLDINGS, LLC

and

SUP MERGER SUB, INC.

Dated as of July 8, 2025

i

TABLE OF CONTENTS

(cont.)

TABLE OF CONTENTS

(cont.)

INDEX OF DEFINED TERMS

Defined Term	Section
“Acceptable Confidentiality Agreement”	9.14
“Acceptable Revolving Credit Facility”	6.22
“Acquisition Proposal”	9.14
“Action”	9.5(b)(iii)
“Affiliate”	9.14
“Affiliate Transaction”	4.20
“Agreement”	Preamble
“Alternative Acquisition Agreement”	6.2(d)
“Antitrust Laws”	9.14
“Applicable Date”	4.5(a)
“Balance Sheet Date”	4.6
“Bankruptcy and Equity Exception”	4.3
“Board”	Recitals
“Business Day”	9.14
“Bylaws”	2.2
“Capitalization Date”	4.2(a)
“Certificate”	3.1(a)(ii)
“Certificate of Merger”	1.3
“Change in Recommendation”	6.2(d)
“Closing”	1.2
“Closing Date”	1.2
“COBRA”	4.9(d)
“Code”	3.2(f)
“Common Share”	9.14
“Common Stock Merger Consideration”	3.1(a)(i)(A)
“Company”	Preamble
“Company Balance Sheet”	4.8
“Company Bylaws”	4.1
“Company Certificate of Incorporation”	4.1
“Company Disclosure Letter”	ARTICLE IV
“Continuing Employee”	6.9
“Company Lease”	4.18(b)
“Company Material Adverse Effect”	9.14
“Company Performance Stock Unit”	3.5(b)
“Company Plan”	9.14
“Company Recommendation”	4.3
“Company Reports”	4.5(a)
“Company Requisite Vote”	4.3
“Company Restricted Stock Unit”	3.5(c)
“Company Stock Plan”	3.5(a)
“Company Stockholders Meeting”	6.4
“Consent”	4.4(a)

Defined Term	Section
“Contract”	9.14
“D&O Insurance”	6.11(b)
“DGCL”	1.1
“Dissenting Stockholders”	3.1(a)(i)
“DLLCA”	1.1
“Effective Time”	1.3
“Environmental Law”	9.14
“ERISA”	9.14
“Exchange Act”	4.4(a)
“Exchange Fund”	3.2(a)
“Excluded Shares”	3.1(a)(i)
“Existing Credit Agreements”	9.14
“Existing Revolving Credit Agreement”	9.14
“Extended Termination Date”	8.2(a)
“FCPA”	4.11(d)
“Foreign Investment and Competition Laws”	4.4(a)
“GAAP”	9.14
“Government Official”	9.14
“Governmental Entity”	4.4(a)
“Hazardous Substance”	9.14
“Indebtedness”	9.14
“Indemnified Parties”	6.11(a)
“Information Technology Systems”	9.14
“Intellectual Property”	9.14
“Intervening Event”	9.14
“Key Customer Contract”	4.21
“Key Customers”	4.21
“Key Supplier Contract”	4.21
“Key Suppliers”	4.21
“Knowledge of Parent”	9.14
“Knowledge of the Company”	9.14
“Law”	9.14
“Lazard”	4.19
“Leased Real Property”	4.18(b)
“License”	4.11(a)
“Lien”	9.14
“Lockdown Measures”	9.14
“Material Contracts”	4.12(r)
“Merger Consideration”	3.1(a)(i)(B)
“Merger”	Recitals
“Merger Sub”	Preamble
“Notice Period”	6.2(e)(ii)
“NYSE”	9.14
“Order”	9.14
“Owned Intellectual Property”	9.14

v

Defined Term	Section
“Owned Real Property”	4.18(a)
“Parent”	Preamble
“Parent Disclosure Letter”	ARTICLE V
“Parent Material Adverse Effect”	9.14
“Paying Agent”	3.2(a)
“Permitted Liens”	9.14
“Person”	9.14
“Personal Data”	9.14
“Preferred Ownership Percentage”	9.14
“Preferred Shares”	4.2(a)
“Preferred Stock Merger Consideration”	3.1(a)(i)(B)
“Proceedings”	4.7
“Processing”	9.14
“Proxy Statement”	6.3(a)
“Registered IP”	4.16(a)
“Release”	9.14
“Representatives”	6.2(a)
“Sanctions”	4.11(d)
“SEC”	4.5(a)
“Second Request”	6.5(d)
“Securities Act”	4.4(a)
“Series A Preferred Shares”	4.2(a)
“Shares”	9.14
“Specified Acquisition”	6.5(b)
“Staff”	6.3(a)
“Subscription Agreement”	Recitals
“Subscription Agreement Shares”	Recitals
“Subsidiary”	9.14
“Superior Proposal”	9.14
“Surviving Corporation”	1.1
“Takeover Statute”	4.13
“Tax”	9.14
“Taxable”	9.14
“Taxes”	9.14
“Tax Return”	9.14
“Termination Date”	8.2(a)
“Transaction Litigation”	6.16
“Uncertificated Shares”	3.1(a)(ii)
“Unit”	3.1(a)(i)(B)
“Voting Agreements”	Recitals
“WARN Act”	9.14
“Willful Breach”	9.14

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), is entered into as of July 8, 2025, by and among Superior Industries International, Inc., a Delaware corporation (the “Company”), SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and SUP Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”).

RECITALS

WHEREAS, the board of directors of the Company (the “Board”), by resolutions duly adopted, has (a) approved and declared advisable this Agreement, the execution, delivery and performance thereof and the consummation of the transactions contemplated hereby, including the merger of Merger Sub with and into the Company with the Company surviving the merger as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is in the best interests of the Company and its stockholders, (c) subject to Section 6.2, directed that this Agreement be submitted to the stockholders of the Company for adoption and (d) subject to Section 6.2, resolved to recommend to its stockholders the adoption of this Agreement;

WHEREAS, the transaction committee of the Board, by resolutions duly adopted, has unanimously (a) approved and declared advisable, and recommended that the Board approve and declare advisable, this Agreement, the execution, delivery and performance thereof and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is in the best interests of the Company and its stockholders; (c) recommended to the Board that it direct that the Agreement be submitted to the Company’s stockholders for adoption and (d) recommended to the Board that it resolve to recommend that the stockholders of the Company adopt the Agreement;

WHEREAS, the members of Parent, by resolutions duly adopted, have unanimously (a) approved and declared advisable this Agreement and the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement and (b) determined that the Merger is in the best interests of, Parent;

WHEREAS, the board of directors of Merger Sub, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is in the best interests of Merger Sub and its sole stockholder and (c) resolved to recommend to its sole stockholder the adoption of this Agreement;

WHEREAS, Parent shall, in its capacity as the sole stockholder of Merger Sub, immediately following execution and delivery of this Agreement, approve and adopt this Agreement and the consummation by Merger Sub of the transactions contemplated hereby;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and the Company have entered into a Subscription Agreement, dated as of the date hereof (the “Subscription Agreement”), pursuant to which Parent has agreed to purchase, and the Company has agreed to issue, Common Shares (the “Subscription Agreement Shares”) on the terms and subject to the conditions set forth therein and herein;

WHEREAS, concurrently with the execution and delivery of this Agreement, certain stockholders of the Company have entered into voting agreements with the Company (the “Voting Agreements”), pursuant to which, among other things, such Persons have agreed, on the terms and subject to the conditions set forth in the Voting Agreements, to vote all of such Persons’ Shares in favor of the adoption of this Agreement and the approval of the Merger and the other transactions contemplated by this Agreement; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which is acknowledged and agreed, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (in such capacity, sometimes hereinafter referred to as the “Surviving Corporation”), and become a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in ARTICLE II. The Merger shall have the effects specified in the Delaware General Corporation Law (the “DGCL”), this Agreement and the Certificate of Merger (as defined below).

1.2 Closing. Unless this Agreement shall have been terminated pursuant to ARTICLE VIII and unless otherwise mutually agreed in writing by the parties hereto, the closing of the Merger (the “Closing”) shall be conducted remotely via the electronic exchange of documents and signatures at 10:00 a.m., Eastern Time, on a date that is as soon as reasonably practicable, and in no event later than three (3) Business Days, following the day on which the last to be satisfied or waived (to the extent permitted by applicable Law) of each of the conditions set forth in ARTICLE VII (other than those conditions that by their nature or terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement (the date on which the Closing occurs is referred to as the “Closing Date”).

1.3 Effective Time. As soon as practicable after, or concurrently with the Closing, the Company and Parent will cause a Certificate of Merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the DGCL and shall make all other filings, recordings or publications required under the DGCL in connection with the Merger. The Merger shall become effective on the date and at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed upon by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).

ARTICLE II

ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

OF THE SURVIVING CORPORATION

2.1 The Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated to read substantially identically to the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties and necessary to comply with Section 6.11 and the terms of this Agreement, and as such shall be the certificate of incorporation of the Surviving Corporation (the “Certificate of Incorporation”) until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.

2.2 The Bylaws. The parties hereto shall take all actions necessary so that, from and after the Effective Time, the bylaws of the Company shall be amended and restated to read substantially identical to the bylaws of Merger Sub in effect immediately prior to the Effective Time, except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties and necessary to comply with Section 6.11, and as such shall be the bylaws (the “Bylaws”) of the Surviving Corporation until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.

2.3 Directors of Surviving Corporation. The parties hereto shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, retirement, disqualification or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.

2.4 Officers of the Surviving Corporation. The parties hereto shall take all actions necessary so that the officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, retirement, disqualification or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.

ARTICLE III

EFFECT OF THE MERGER ON SECURITIES;

EXCHANGE

3.1 Effect on Capital Stock.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the Company, Parent or Merger Sub or the holder of any securities of the Company, Parent or Merger Sub:

(i) Merger Consideration. Each Common Share and Series A Preferred Share issued and outstanding immediately prior to the Effective Time (other than Common Shares or Series A Preferred Shares owned by (x) Parent or Merger Sub or any of their respective Subsidiaries, (y) the Company as treasury stock (each such share referred to in clauses (x) and (y) above, an “Excluded Share” and, collectively, the “Excluded Shares”) and (z) holders of Common Shares (“Dissenting Stockholders”) who have not voted in favor of the Merger or consented thereto and have properly exercised and perfected and not withdrawn, waived or lost a demand for appraisal rights in accordance with Section 262 of the DGCL) shall be converted into the right to receive:

(A) with respect to each Common Share, an amount equal to Nine Cents ($0.09) per Common Share in cash, without interest thereon (the “Common Stock Merger Consideration” and the aggregate of such amount for all Common Shares, the “Aggregate Merger Consideration”); and

(B) with respect to each Series A Preferred Share, (1) an amount equal to the quotient of (x) the product of (a) the Aggregate Merger Consideration plus the aggregate consideration payable to the holders of Cash-Settled RSUs and Cash-Settled PSUs pursuant to Section 3.5(a) and Section 3.5(b), respectively, in connection with the Merger, multiplied by (b) two (2), divided by (y) the total number of issued and outstanding Series A Preferred Shares as of immediately prior to the Effective Time, in cash, without interest thereon and (2) the number of fully paid and nonassessable Units of Parent to be issued by Parent such that immediately following such issuance and immediately following the Effective Time, the former holders of all Series A Preferred Shares shall hold, in the aggregate, the Preferred Ownership Percentage (the “Preferred Stock Merger Consideration”, and together with the Common Stock Merger Consideration, the “Merger Consideration”).

(ii) At the Effective Time, all of the Common Shares and Series A Preferred Shares (other than Excluded Shares and Common Shares owned by Dissenting Stockholders) shall cease to be outstanding, shall be automatically cancelled and shall cease to exist, and (A) each certificate (a “Certificate”) formerly representing any of the Common Shares or Series A Preferred Shares as of immediately prior to the Effective Time (other than the Excluded Shares and Common Shares owned by Dissenting Stockholders) and (B) each book-entry account formerly representing any uncertificated Common Shares or Series A Preferred Shares as of immediately prior to the Effective Time (“Uncertificated Shares”) (other than Excluded Shares and Common Shares owned by Dissenting Stockholders) shall thereafter represent only the right to receive the applicable Merger Consideration, and the holders thereof shall cease to have any rights with respect to such Common Shares or Series A Preferred Shares, as applicable, other than the right to receive the applicable Merger Consideration upon surrender thereof in accordance with Section 3.2, and each Certificate and Uncertificated Share owned by Dissenting Stockholders shall thereafter represent only the right to receive payment pursuant to Section 3.3.

(iii) Cancellation of Excluded Shares and each Share owned by Dissenting Stockholders. Subject to Section 3.3, each Excluded Share and each Common Share owned by Dissenting Stockholders outstanding as of immediately prior to the Effective Time shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.

(b) Merger Sub. Each share of common stock, par value $0.01, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01, of the Surviving Corporation.

3.2 Exchange of Certificates.

(a) Paying Agent. Immediately following the Effective Time, Parent shall deposit, or cause to be deposited, with a paying agent selected by Parent with the Company’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed (the “Paying Agent”), for the benefit of the holders of Common Shares, an aggregate amount of cash sufficient to pay the amounts required to be delivered pursuant to Section 3.1(a) in respect of Common Shares (such aggregate amount of cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that (i) such investments shall be an obligation of, or guaranteed by, the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks and (ii) no such investment (or losses thereon) shall affect the amount of Common Stock Merger Consideration payable to the holders of Common Shares pursuant to Section 3.1(a). To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for any other reason below the level required to make prompt cash payment of the aggregate Common Stock Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make all cash payments required pursuant to Section 3.1(a) in respect of Common Shares. No losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Common Shares to receive the Common Stock Merger Consideration as provided herein. No later than five (5) Business Days prior to the Closing Date, Parent shall enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company, to effect the applicable terms of this Agreement. The Exchange Fund shall not be used for any purpose other than to fund payments of Common Stock Merger Consideration to holders of Common Shares in accordance with this Agreement. Parent shall cause the Paying Agent to make, and the Paying Agent shall make, delivery of the Common Stock Merger Consideration from the Exchange Fund in accordance with this Agreement.

(b) Exchange Procedures. Promptly after the Effective Time (and in any event within two (2) Business Days thereafter), Parent shall cause the Paying Agent to mail to each Person who was at the Effective Time, a holder of record of a Certificate representing Common Shares (other than Excluded Shares and Common Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such Person of the effectiveness of the Merger and the conversion of its Common Shares into the right to receive the Common Stock Merger Consideration, and specifying that delivery shall be effected, and risk of loss and title to such Certificate shall pass, only upon delivery of such Certificate (or affidavits of loss in lieu of such Certificate as provided in Section 3.2(e)) and (ii) instructions for use in effecting the surrender of such Certificate to the Paying Agent (or affidavits of loss in lieu of such Certificate as provided in Section 3.2(e)) in exchange for payment of the Common Stock Merger Consideration as provided in Section 3.1(a). Upon the surrender of a Certificate (or affidavit of loss in lieu thereof as provided in Section 3.2(e)) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such Certificate shall be entitled to receive in exchange therefor an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required Tax withholding provided in Section 3.2(f)) equal to the cash amount that such holder is entitled to receive pursuant to Section 3.1(a), and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable to holders of Certificates. In the event of a transfer of ownership of Common Shares represented by a Certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of such Certificate may be issued and/or paid to such a transferee if such Certificate formerly representing such Common Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable.

(c) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Common Shares or Series A Preferred Shares that were outstanding immediately prior to the Effective Time.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the holders of Common Shares on the date that is twelve (12) months after the Effective Time shall be delivered, at Parent’s option, to Parent or the Surviving Corporation. Any holder of Common Shares (other than Excluded Shares) who has not theretofore complied with this ARTICLE III shall thereafter look only to the Surviving Corporation for, and the Surviving Corporation shall remain liable for, delivery of any payment of cash in accordance with this ARTICLE III (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Common Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Common Stock Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, such Common Stock Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the Paying Agent will pay in exchange for such lost, stolen or destroyed Certificate the cash that would have been payable pursuant to the provisions of this ARTICLE III (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) had such lost, stolen or destroyed Certificate been surrendered. No bond or other surety shall otherwise be required to be paid, posted or delivered in connection with the foregoing.

(f) Withholding Rights. Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the United States Internal Revenue Code of 1986 (the “Code”), or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, such withheld amounts shall be timely remitted by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Entity. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be. At least five (5) days prior to making any deduction or withholding pursuant to this Section 3.2(f), except (i) with respect to amounts treated as compensation for Tax purposes or (ii) as a result of the failure of any holder of Common Shares or Preferred Shares to provide an Internal Revenue Service Form W-9 or W-8, as applicable, Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, shall provide written notice to the Company of any anticipated deduction or withholding (together with the legal basis thereof) and shall cooperate in good faith to obtain any available exemption from, or reduction of, such deduction or withholding.

(g) Uncertificated Shares. Promptly after the Effective Time (and in any event within two (2) Business Days thereafter), Parent shall cause the Paying Agent to (i) mail to each Person who was at the Effective Time, a holder of Uncertificated Shares representing Common Shares (other than in respect of Excluded Shares and Common Shares owned by Dissenting Stockholders) materials advising such Person of the effectiveness of the Merger and the conversion of its Common Shares into the right to receive the Common Stock Merger Consideration and (ii) deliver the cash that such Person is entitled to receive in respect of its Common Shares pursuant to Section 3.1(a) (after giving effect to any required Tax withholdings as provided in Section 3.2(f)), without interest thereon.

(h) Series A Preferred Shares. On the Closing Date, Parent shall (i) pay or cause to be paid the portion of the Preferred Stock Merger Consideration set forth in Section 3.1(a)(i)(B)(1) to each holder of Series A Preferred Shares by wire transfer of immediately available funds pursuant to wire instructions that have been provided by each such holder to the Company no later than three (3) Business Days prior to the Closing Date (other than in respect of Excluded Shares), after giving effect to any required Tax withholdings as provided in Section 3.2(f) and without interest thereon and (ii) issue the portion of the Preferred Stock Merger Consideration set forth in Section 3.1(a)(i)(B)(2) to each holder of Series A Preferred Shares in accordance with the limited liability company agreement of Parent and applicable Law.

3.3 Dissenters’ Rights. Notwithstanding anything to the contrary herein, no Dissenting Stockholder shall be entitled to receive cash pursuant to the provisions of this ARTICLE III unless and until such Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn, waived or lost such Dissenting Stockholder’s right to appraisal under the DGCL, and any Dissenting Stockholder shall be entitled to receive only those rights provided by Section 262 of the DGCL with respect to the Common Shares owned by such Dissenting Stockholder as of immediately prior to the Effective Time. If, after the Effective Time, any Person who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn, waived or lost the right to appraisal and payment under Section 262 of the DGCL or if a court of competent jurisdiction shall finally determine that the Dissenting Stockholder is not entitled to relief provided by Section 262 of the DGCL with respect to any Common Shares, such Common Shares shall thereupon be treated as though such Common Shares had been converted, as of the Effective Time, into the right to receive the Common Stock Merger Consideration in accordance with this ARTICLE III without interest and less any required Tax withholdings pursuant to Section 3.2(f). The Company shall give Parent written notice, and copies of any written demands, as promptly as practicable of any written demands for appraisal, actual, attempted or purported withdrawals of such demands, and any other instruments served pursuant (or purportedly pursuant) to applicable Law received by the Company relating to stockholders’ rights of appraisal. Parent shall (at Parent’s sole cost and expense) have the right to participate in and direct all negotiations and Proceedings with respect to any demand for appraisal under the DGCL, including any determination to make any payment or deposit with respect to any of the Dissenting Stockholders with respect to any of their Common Shares under Section 262(h) of the DGCL prior to the entry of judgment in the Proceedings regarding appraisal; provided, that prior to Closing, Parent shall regularly update the Company regarding such negotiations and Proceedings. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. Any amounts required to be paid in respect of any Common Shares held by a Dissenting Stockholder shall be paid by the Surviving Corporation.

3.4 Adjustments to Prevent Dilution. In the event that the Company changes the number of Common Shares or Series A Preferred Shares or securities convertible or exchangeable into or exercisable for any such shares, in each case issued and outstanding prior to the Effective Time as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Merger Consideration shall be equitably adjusted to eliminate the effects of such event on the Merger Consideration; provided that nothing in this Section 3.4 shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by the terms of this Agreement.

3.5 Treatment of Equity Awards.

(a) Treatment of Time-Based Restricted Stock Units. Each outstanding time-based restricted stock unit (a “Company Restricted Stock Unit”) that was granted under the Company’s 2018 Equity Incentive Plan, as it may be amended from time to time (the “Company Stock Plan”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall become fully vested and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment of an amount equal to the product of (i) the number of Common Shares underlying such Company Restricted Stock Unit, multiplied by (ii) the Common Stock Merger Consideration. Following the Effective Time, no such Company Restricted Stock Unit that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company Restricted Stock Unit shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 3.5(a) in exchange for such Company Restricted Stock Unit in accordance with this Section 3.5(a). Parent shall pay, or cause to be paid, the consideration payable under this Section 3.5(a) to each former holder of a Company Restricted Stock Unit that was outstanding immediately prior to the Effective Time through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter), net of any Taxes withheld pursuant to Section 3.2(f).

(b) Treatment of Performance-Based Restricted Stock Units. Each outstanding performance-based restricted stock unit (a “Company Performance Stock Unit”) that was granted under the Company Stock Plan that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall become fully vested as if the applicable level of performance was achieved at target and shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment of an amount equal to the product of (i) the number of Common Shares subject to such Company Performance Stock Unit that would vest based on the applicable target level of achievement of the performance metrics, multiplied by (ii) the Common Stock Merger Consideration. Following the Effective Time, no such Company Performance Stock Unit that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Company Performance Stock Unit shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 3.5(b) in exchange for such Company Performance Stock Unit in accordance with this Section 3.5(b). Parent shall pay, or cause to be paid, the consideration payable under this Section 3.5(b) to each former holder of a Company Performance Stock Unit that was outstanding immediately prior to the Effective Time through the Surviving Corporation’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter), net of any Taxes withheld pursuant to Section 3.2(f).

(c) Further Action. At or prior to the Effective Time, the Company, the Board and the compensation committee of the Board, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 3.5.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company at the time of entering into this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure) or (b) as disclosed in any Company Reports filed with the SEC at least two Business Days prior to the date of this Agreement (excluding any disclosures contained in any “Forward-Looking Statements” and “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” sections of such Company Reports and any other disclosures included or referenced in any such Company Reports that are cautionary, predictive or forward looking in nature); provided that nothing disclosed in any such Company Reports will be deemed to modify or qualify the representation and warranties set forth in the first sentence of Section 4.6, the Company hereby represents and warrants to Parent and Merger Sub as follows:

4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified or in good standing to do business as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent complete and correct copies of the Certificate of Incorporation of the Company, dated April 30, 2015 (including the Certificate of Designations, Preferences and Rights of Series A Perpetual Convertible Preferred Stock and Series B Perpetual Convertible Preferred Stock of the Company, dated as of May 22, 2017, the “Company Certificate of Incorporation”), the Investor Rights Agreement, by and between the Company and TPG Growth III Sidewall, L.P., dated May 22, 2017, and the Amended and Restated Bylaws of the Company, dated December 13, 2023 (the “Company Bylaws”). There are no side letters or other similar Contracts related to the organizational documents of the Company.

4.2 Capital Structure.

(a) The authorized capital stock of the Company consists of (x) 100,000,000 Common Shares and (y) 1,000,000 preferred shares, par value $0.01 per share (the “Preferred Shares”), of which 150,000 shares have been designated as Series A Preferred Shares (“Series A Preferred Shares”). As of the close of business on July 3, 2025 (the “Capitalization Date”), (i) 29,698,422 Common Shares were issued and outstanding and (ii) 150,000 Series A Preferred Shares were issued and outstanding and no other Preferred Shares were issued or outstanding. All of the issued and outstanding Common Shares and Series A Preferred Shares have been duly authorized and validly issued and are fully paid and nonassessable. All of the Subscription Agreement Shares, when issued in accordance with the Subscription Agreement, will be duly authorized and validly issued and will be fully paid and nonassessable. Section 4.2(a) of the Company Disclosure Letter contains a correct and complete list as of the date hereof of (w) the number of Common Shares subject to outstanding Company Restricted Stock Units (other than cash-settled Company Restricted Stock Units set forth in clause (y) below) under the Company Stock Plan, (x) the number of Common Shares subject to outstanding Company Performance Stock Units (other than cash-settled Company Performance Stock Units set forth in clause (z) below) under the Company Stock Plan (assuming achievement of applicable performance metrics at the target level), (y) the number of outstanding cash-settled Company Restricted Stock Units (the “Cash-Settled RSUs”) and (z) the number of outstanding cash-settled Company Performance Stock Units (assuming achievement of applicable performance metrics at the target level) (the “Cash-Settled PSUs”).

(b) From the Capitalization Date to the execution of this Agreement, the Company has not issued any Common Shares or Series A Preferred Shares, except pursuant to the terms of the Series A Preferred Shares and the settlement of Company Restricted Stock Units or Company Performance Stock Units outstanding as of the Capitalization Date, and, since the Capitalization Date, except as would be permitted by this Agreement, the Company has not granted any Company Restricted Stock Units or Company Performance Stock Units.

(c) Except as set forth in Section 4.2(a) or pursuant to the terms of the Series A Preferred Shares or the Subscription Agreement, as of the date of this Agreement, there are no preemptive or outstanding (i) shares of capital stock or equity securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for shares of capital stock or other equity or voting securities of the Company or its Subsidiaries or (ii) rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, rights of first refusal, rights of first offer, “phantom” stock rights, equity-based compensation, contingent value rights, subscriptions, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity or voting securities of the Company or any of its Subsidiaries or any securities or obligations convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries any equity or voting securities of the Company or any of its Subsidiaries. The Company does not have outstanding any bonds, debentures, notes or other obligations that grant the holders thereof the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Each Company Restricted Stock Unit and Company Performance Stock Unit was granted in accordance with the terms of the applicable Company Stock Plan and all other applicable law.

(d) Section 4.2(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list identifying (i) each of the Company’s Subsidiaries and the ownership interest of the Company and its Subsidiaries in each such Subsidiary and (ii) any other Person in which the Company or any of its Subsidiaries holds capital stock or other equity interest (other than securities held by any employee benefit plan of the Company or any of its Subsidiaries or any trustee, agent or other fiduciary in such capacity under any such employee benefit plan). To the extent applicable in the relevant jurisdiction and for the applicable entity type, each of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company or by a direct or indirect Subsidiary of the Company, free and clear of all Liens (except for Permitted Liens and Liens arising under applicable securities Laws).

4.3 Corporate Authority and Approval. The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger, subject only to the adoption of this Agreement by the holders of a majority of the voting power of the outstanding Common Shares and the outstanding Series A Preferred Shares, voting together with the Common Shares as a single class on an as-converted basis, in each case, entitled to vote on such matter at a stockholder meeting duly called and held for such purpose (the “Company Requisite Vote”). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”). As of the date of this Agreement, the Board has (a) (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is in the best interests of, the Company and its stockholders and (iii) subject to Section 6.2, resolved to recommend to the stockholders of the Company the adoption of this Agreement (the “Company Recommendation”) and (b) directed that this Agreement be submitted to the stockholders of the Company for their adoption.

4.4 Governmental Filings; No Violations.

(a) Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3, (ii) the rules and regulations of the NYSE and (iii) the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations (any of the foregoing being a “Consent”) required under applicable Laws designed to govern competition, trade regulation or foreign investment, or to prohibit, restrict or regulate action with the purpose or effect of monopolization, restraint of trade or foreign investment for the purposes of national security, public order or defense matters (collectively, the “Foreign Investment and Competition Laws”) in connection with the Merger, the Securities Exchange Act of 1934 (the “Exchange Act”), and the Securities Act of 1933 (the “Securities Act”), no filings, notices or reports are required to be made by the Company or its Subsidiaries with, nor are any Consents required to be obtained by the Company or its Subsidiaries from, any domestic, foreign or transnational governmental, competition or regulatory authority, court, arbitral tribunal agency, commission, body or other legislative, executive or judicial governmental entity or self-regulatory agency (each, a “Governmental Entity”) in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger.

(b) Subject to the receipt of the consents, clearances, approvals, authorizations, expirations or terminations of any waiting period and other requirements set forth in Section 4.4(a) or on Section 4.4(b) of the Company Disclosure Letter, and except for the Existing Credit Agreements, the execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in, subject in the case of the consummation of the Merger, to obtaining the Company Requisite Vote, a breach or violation of, or contravention or a default under, the Company Certificate of Incorporation or the Company Bylaws, (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien (other than a Permitted Lien) on any of the assets of the Company or any of its Subsidiaries pursuant to, any Contract or Company Lease or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 4.4(a) are made or obtained and receipt of the Company Requisite Vote, conflict with or violate any Law or License to which the Company or any of its Subsidiaries is subject, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.5 Company Reports; Financial Statements.

(a) The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with or to the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since January 1, 2023 (the “Applicable Date”) (such forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case, as amended, the “Company Reports”). Since the Applicable Date, (i) each of the Company Reports, at the time of its filing or being furnished, complied as to form or, if not yet filed or furnished, will comply as to form, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, and any rules and regulations promulgated thereunder applicable to the Company Reports and (ii) as of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. No Company Subsidiary is subject to the periodic reporting requirements of the Exchange Act (other than in its capacity as a Company Subsidiary). As of the date hereof, there are no outstanding or unresolved comments in comment letters from the Staff with respect to any of the Company Reports. To the Knowledge of the Company, as of the date hereof, none of the Company Reports is the subject of ongoing SEC review or outstanding SEC investigations.

(b) The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

(c) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act, or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all applicable Company Reports. Since the Applicable Date, to the Knowledge of the Company, the Company has not received any notification of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting or (iii) any complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters relating to the period since the Applicable Date, in each case of the foregoing clauses (i) and (iii) that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. Since the Applicable Date, to the Knowledge of the Company, the Company and each of its officers and directors, have been and are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Since the Applicable Date, each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and shareholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (deficit) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), and was prepared, in each case, in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto.

4.6 Absence of Certain Changes. Since March 31, 2025 (the “Balance Sheet Date”) and through the date of this Agreement, there has not been any change, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect. Since the Balance Sheet Date and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects.

4.7 Litigation. As of the date of this Agreement, there are no civil, criminal, or administrative actions, suits, demands, claims, arbitrations, mediations, hearings, inquiries, audits, examinations, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions (“Proceedings”), pending or, to the Knowledge of the Company, threatened in writing by or against the Company, any of its Subsidiaries, or any of their respective directors, officers or employees, in their capacities as such, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any Order that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (except to the extent expressly consented to by Parent pursuant to Section 6.5) or that would prevent, materially delay or materially impair the ability of the Company to consummate the Merger.

4.8 No Undisclosed Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, whether known or unknown, on- or off- balance sheet, contingent, absolute or otherwise other than (a) liabilities or obligations disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of the Company as of the Balance Sheet Date and the notes thereto set forth in the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2025 (the “Company Balance Sheet”), (b) liabilities or obligations incurred in the ordinary course of business since the Balance Sheet Date (none of which is a liability resulting from a breach of contract, breach of warranty, tort, infringement or violation of Law), (c) liabilities or obligations arising out of this Agreement or the transactions contemplated hereby or in connection with obligations under existing Contracts or applicable Law (none of which is a liability resulting from a breach of contract, breach of warranty, tort, infringement or violation of Law), (d) liabilities that have been discharged or paid in full in the ordinary course of business prior to the date hereof or (e) liabilities or obligations that have not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There are no off-balance sheet arrangements of any type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been so described in the Company Reports. Section 4.8 of the Company Disclosure Letter sets forth a correct and complete list (including the individual and aggregate value (in U.S. dollars)) of principal and accrued and unpaid interest outstanding under all indebtedness for borrowed money of the Company and its Subsidiaries as of the date hereof, other than (i) such indebtedness reflected on the Company Balance Sheet or disclosed in the notes thereto included in the Company Reports and (ii) any liabilities arising under any finance lease.

4.9 Employee Benefits.

(a) Each material Company Plan, as of the date of this Agreement, is listed in Section 4.9(a) of the Company Disclosure Letter. True and complete copies of each of the material Company Plans, and all amendments thereto, have been provided or made available to Parent. The Company has not announced the adoption of any material new Company Plan that is not listed in Section 4.9(a) of the Company Disclosure Letter or disclosed in the Company Reports as of the date hereof, or any action that could reasonably be expected to result in a material increase to the costs of providing compensation or employee benefits to its employees.

(b) Each Company Plan is and has been operated and administered in accordance with its terms and is and has been in compliance with applicable Laws (including, if applicable, ERISA and the Code), except for any non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the Internal Revenue Service and, to the Knowledge of the Company, circumstances do not exist that are likely to result in the loss of the qualification of such plan under Section 401(a) of the Code. Except as would not reasonably be expected to have a Company Material Adverse Effect, each non-U.S. Company Plan (i) has been registered with, or approved by, a Governmental Entity, to the extent required to be so registered or approved, and, to the Knowledge of the Company, nothing has occurred that would adversely affect such registration or approval, (ii) that is intended to qualify for special tax treatment, satisfies in all material respects the requirements for such treatment, and (iii) to the extent providing pension benefits, termination indemnities, long-service awards, jubilee payments, post-termination welfare benefits or similar payments or benefits, is fully funded or book reserved, as applicable, in accordance with GAAP.

(d) Except as would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries or any entity which is considered a single employer with the Company under Section 4001 of ERISA or Section 414 of the Code, contributes to or is obligated to contribute to (i) an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (including any “multiemployer plan” within the meaning of Section 3(37) of ERISA), (ii) a “multiple employer plan” as defined in Section 413(c) of the Code or (iii) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. No Company Plan provides post-retirement medical benefits, post-retirement death benefits or other post-retirement welfare benefits, except to the extent of the continuation coverage rules as provided under Sections 601 through 608 of ERISA (“COBRA”) or any other similar applicable Law.

(e) All contributions required to be made by the Company or its Subsidiaries in respect of each Company Plan have been timely made and all obligations in respect of each Company Plan or, if not yet due, are properly accrued in accordance with GAAP.

(f) As of the date of this Agreement, there is no litigation pending or, to the Knowledge of the Company, threatened in writing relating to the Company Plans, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(g) Except as provided in this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby would reasonably be expected to, either alone or in combination with any other event, (A) result in any payment becoming due to any employee of the Company or any of its Subsidiaries, (B) increase any benefits under any Company Plan, (C) result in the acceleration of the time of payment, vesting or funding of any such benefits or (D) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment,” as defined in Section 280G(b)(1) of the Code.

4.10 Labor Matters.

(a) The Company has provided to Parent a true, complete and correct schedule of all employees of the Company and its Subsidiaries as of June 24, 2025, whether regularly or temporarily employed, by: (i) primary work country, (ii) target short-term incentive compensation opportunity, and (iii) annual base salary.

(b) Other than the works council and similar arrangements set forth on Section 4.10(b) of the Company Disclosure Letter, on the date of this Agreement, (A) neither the Company nor any of its Subsidiaries is a party to or otherwise bound by work rules or a collective bargaining agreement with a labor union, (B) neither the Company nor any of its Subsidiaries is the subject of any Proceeding (i) asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or (ii) seeking to compel the Company to bargain with any labor union, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and (C) there is no pending or, to the Knowledge of the Company, threatened in writing, labor strike, walkout, work stoppage, slow-down or lockout by or of employees of the Company or its Subsidiaries.

(c) None of the employees of the Company or any of its Subsidiaries is represented by a labor union in connection with their employment by the Company or its Subsidiaries, and, to the Knowledge of the Company, there is no active organizing activity with respect to the formation of a collective bargaining unit occurring or threatened in writing involving employees of the Company or any of its Subsidiaries.

(d) The Company is in compliance with all applicable Laws governing employment or labor, including all contractual commitments and all such Laws relating to wage payment, the payment and withholding of Taxes, hours, worker classification (including the classification of individual independent contractors), immigration, collective bargaining, discrimination, civil rights, safety and health and workers’ compensation, except for any such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(e) In the past three (3) years, no allegations of sexual harassment or sexual misconduct have been made against any current or former officer or senior management member of the Company or any of its Subsidiaries, and the Company and its Subsidiaries have not entered into any settlement agreements related to allegations of sexual harassment or sexual misconduct by an officer or senior management member of the Company or its Subsidiaries.

4.11 Compliance with Laws, Licenses.

(a) The businesses of each of the Company and its Subsidiaries since the Applicable Date have not been, and are not being, conducted in violation of any applicable Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, as of the date of this Agreement, threatened in writing, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries possess each permit, license, certification, approval, registration, consent, authorization, franchise, concession, variance, exemption and Order issued or granted by a Governmental Entity (each, a “License”) necessary to own, lease and operate their properties and assets, and to conduct their respective businesses as currently conducted or as may be required under applicable Law.

(b) Each License is, and since the Applicable Date has been, valid and in full force and effect and has not been suspended, revoked, cancelled or adversely modified, and is not and has not been the subject of a written notice or Proceeding threatening (and, to the Knowledge of the Company, no such threat has been received) to suspend, revoke, cancel or adversely modify any such License, except where any of the foregoing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There has not been any change, event, occurrence, development, circumstance or condition that would preclude any License from being renewed in the ordinary course (to the extent that such License is renewable by its terms), except where the failure thereof to be renewed has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the licensee of each License is, and since the Applicable Date has been, in compliance with such License and has fulfilled and performed all of its obligations in all respects with respect thereto, no event has occurred which, with or without notice or the lapse of time or both, would constitute a default or violation of any License. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the Applicable Date, neither the Company nor any of its Subsidiaries has received written notice or communication of any noncompliance or alleged noncompliance with any Licenses.

(d) The Company, its Subsidiaries and, to the Knowledge of the Company, their respective officers, directors and employees are in compliance in all material respects with and since the Applicable Date have complied in all material respects with: (i) the provisions of the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd-1, et seq.) (“FCPA”) applicable to the Company, its Subsidiaries and such officers, directors and employees; (ii) the provisions of all anti-bribery and anti-corruption Laws of each jurisdiction in which the Company and its Subsidiaries operate; and (iii) the economic sanctions Laws administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“Sanctions”). Since the Applicable Date, the Company, its Subsidiaries and their respective officers, directors and, to the Knowledge of the Company, employees have not paid, offered or promised to pay, or authorized or ratified the payment, directly or indirectly, of any monies or anything of value to any national, provincial, municipal or other Governmental Entity or Government Official or any political party or candidate for political office for the purpose of corruptly influencing any act or decision of such official to obtain or retain business, or to secure any other improper benefit or advantage, in each case in violation of any material respect of the FCPA or any Laws described in clause (ii).

(e) The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with Sanctions, the FCPA and other anti- bribery and anti-corruption Laws in each jurisdiction in which the Company and its Subsidiaries operate.

(f) Neither the Company nor any of its Subsidiaries is, or since the Applicable Date, has been, subject to any actual, pending, or, to the Knowledge of the Company, threatened in writing Proceedings, or made any voluntary disclosures to any Governmental Entity, involving the Company or any of its Subsidiaries relating to Sanctions, the FCPA or any other anti-bribery and anti-corruption Laws.

4.12 Material Contracts. Section 4.12 of the Company Disclosure Letter sets forth a list as of the date of this Agreement of each Contract to which either the Company or any of its Subsidiaries is a party or bound, pursuant to which the Company or such Subsidiary has current or future obligations, other than any Contract solely among the Company and its wholly owned Subsidiaries or any Company Plan, that:

(a) (i) expressly prohibits in any material respect either the type of business in which the Company or its Subsidiaries may engage or the manner or locations in which any of them may so engage in any business or (ii) provides that the Company or any of its Subsidiaries will not compete with any other Person or which expressly grants “most favored nation” protections to the counterparty to such Contract, in each case that is material to the Company and its Subsidiaries, taken as a whole;

(b) (i) requires the Company or its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) to deal exclusively with any Person or group of related Persons, which Contract is material to the Company and its Subsidiaries, taken as a whole (other than any licenses or other Contracts entered into in the ordinary course) or (ii) is a nomination agreement or other agreement commissioning the Company for component parts, which Contract is material to the Company and its Subsidiaries, taken as a whole;

(c) is material to the formation, creation, operation, management or control of any partnership, joint venture, limited liability company or other similar agreements or arrangements and is material to the Company and its Subsidiaries, taken as a whole;

(d) is a Contract for the lease by the Company or any of its Subsidiaries, as lessee, of real or personal property, which Contract is material to the Company and its Subsidiaries, taken as a whole;

(e) is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act, but that has not yet been so filed;

(f) was entered into between the Company or any of its Subsidiaries and a Governmental Entity and is material to the business of the Company and its Subsidiaries, taken as a whole;

(g) was entered into with Affiliates of the Company or any of its Subsidiaries (other than the Company and its Subsidiaries) that is not a Company Plan, has not been filed with the SEC or that was entered into other than on arms’-length terms;

(h) contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any equity interests of any Person;

(i) involves or provides for the future disposition or acquisition of any asset or property with a fair market value or purchase price in excess of $100,000, or any merger, consolidation, or similar business combination transaction pursuant to which the Company or any of its Subsidiaries has outstanding obligations (excluding indemnification obligations in respect of representations and warranties that survive indefinitely or for periods equal to a statute of limitations), in each case, other than in connection with capital expenditures, the acquisition of raw materials or the acquisition or disposition of inventory or Company products in the ordinary course of business;

(j) pursuant to which the Company or any of its Subsidiaries has continuing “earn-out” obligations;

(k) other than the Existing Credit Agreements, prohibits the payment of dividends or distributions in respect of the equity interests of the Company or any of its Subsidiaries, prohibits the pledging of the equity interests or assets of the Company or any of its Subsidiaries, or prohibits the issuance of guarantees by the Company or any of its Subsidiaries;

(l) requires the Company or any of its Subsidiaries, directly or indirectly, to make any advance, loan, extension of credit, service penalty or capital contribution to, or other investment in, any Person (other than (i) the Company or any of its wholly owned Subsidiaries or (ii) Contracts that provide for (A) the prepayment of raw materials or inventory or (B) retainers paid to consultants, advisors, and other services providers) in excess of $500,000 individually or $1,250,000 in the aggregate;

(m) is a collective bargaining agreement or other Contract to or with any labor union or other employee representative of a group of employees;

(n) constitutes any settlement agreement or other resolution of any actual or threatened Proceeding pursuant to which the Company or any of its Subsidiaries has outstanding payment obligations in excess of $500,000, or which includes any restrictive covenant, restrictive operations, or provides for non-monetary obligations (other than standard confidentiality and release provisions);

(o) constitutes any currency, interest rate or other hedge, swap or other derivative Contract;

(p) is a Key Customer Contract or a Key Supplier Contract, other than the purchase orders, work orders or statements of work under Key Customer Contracts or Key Supplier Contracts existing as of the date hereof;

(q) is a Contract material to the Company and its Subsidiaries, taken as a whole, pursuant to which the Company (A) grants a license, covenant not to sue, or other right to use Owned Intellectual Property to a third Person, or (B) obtains a license, covenant not to sue, or other right to use any Intellectual Property of any Person, in each case of (A) and (B) other than non-exclusive licenses granted by the Company or any of its Subsidiaries to vendors, suppliers and to customers in the ordinary course of business or licenses for software that is commercially available on standard terms; or

(r) is a Contract (i) not of a type described in the foregoing clauses (a) through (q) or (ii) that is not a purchase order, work order or statement of work, in each case, that has or would reasonably be expected to involve payments or receipts in excess of $500,000 in any twelve-month period ((1) the Contracts required to be listed pursuant to clauses (a)-(q) above, (2) the Contracts required to be listed pursuant to subclauses (i) and (ii) of this clause (r) and (3) the purchase orders, work orders or statements of work under Key Customer Contracts or Key Supplier Contracts that involve payments or receipts in excess of $500,000, which, for the avoidance of doubt, are not required to be listed pursuant to this clause (r), collectively, the “Material Contracts”).

A true, correct and complete copy of each Material Contract, as amended as of the date of this Agreement, including all attachments, schedules and exhibits thereto, has been made available to Parent prior to the date of this Agreement. Each of the Material Contracts, is valid and binding on the Company or its Subsidiaries, as the case may be and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party is in breach of or in default under any Material Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries, in each case, except for such breaches and defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.13 Takeover Statutes. No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company Certificate of Incorporation or Company Bylaws is applicable to the Company, the Common Shares, the Preferred Shares, the Merger, the Subscription Agreement or the other transactions contemplated by this Agreement. There is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company is subject, party or otherwise bound.

4.14 Environmental Matters. Except for any matter that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries is and has been since the Applicable Date in compliance with all Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, licenses or authorizations required by applicable Environmental Laws, (ii) neither the Company nor any of its Subsidiaries is subject or party to any Proceeding pending, or to the Knowledge of the Company threatened in writing, alleging non-compliance with or liability under any Environmental Law, (iii) neither the Company nor any of its Subsidiaries is subject to any outstanding obligations under any Orders issued pursuant to any Environmental Law, (iv) there has been no Release of, contamination by, or exposure to Hazardous Substances at any real property currently, or to the Knowledge of the Company, formerly, owned, leased or operated by the Company or any of its Subsidiaries, in each case that has resulted or would reasonably be expected to result in a liability to the Company or any of its Subsidiaries under any Environmental Law, (v) the Company has not contractually assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any liability of any other Person arising under Environmental Law, and (vi) the Company has made available to Parent all material environmental reports, studies and investigations in the possession of the Company or any of its Subsidiaries.

4.15 Taxes. Except as would not reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect:

(a) The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects and (ii) have timely paid all Taxes that are required to be paid (whether or not shown as due on such Tax Returns) (other than Taxes that are not yet due and owing or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for).

(b) Neither the Company nor any of its Subsidiaries have received written notice of any audit, examination, investigation or other Proceedings in respect of Taxes of the Company or any of its Subsidiaries that has not been fully resolved.

(c) There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries, except for Permitted Liens.

(d) Neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any Taxes which is still in effect.

(e) The Company and each of its Subsidiaries has timely paid or withheld with respect to their employees or other third Persons (and paid over any amounts withheld to the appropriate Tax authority) all U.S. federal and state Taxes required to be paid or withheld.

(f) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment, in whole or in part, pursuant to Section 355 or Section 361(a) of the Code.

(g) Neither the Company nor any of its Subsidiaries is or has been a party to, or participated in, any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b) or any analogous provision of state, local or non-U.S. Law.

(h) Neither the Company nor any of its Subsidiaries is a party to or bound by, or currently has any obligation pursuant to, any Tax sharing, allocation or indemnification agreement or any similar agreement or arrangement, other than any such agreement or obligation solely between and among the Company and its Subsidiaries or any Contract entered into in the ordinary course of the business the principal purpose of which is not Taxes.

(i) Neither the Company nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, unitary or other group (other than a group of which the Company or any of its Subsidiaries is or was the common parent) or (ii) has any liability for the Taxes of any Person (other than Taxes of the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor or other provision of applicable Law.

(j) No private letter rulings, technical advice memoranda or similar Contracts or rulings with respect to Taxes of the Company or any of its Subsidiaries have been requested, entered into or issued in writing by any Governmental Entity with respect to the Company or any of its Subsidiaries that will have any effect after the Closing. Neither the Company nor any of its Subsidiaries has entered into any written closing agreement with any Governmental Entity, including, a closing agreement pursuant to Code Section 7121, with regard to any material Tax liability of the Company or any of its Subsidiaries.

(k) The Company and each of its Subsidiaries has timely and properly collected all material sales, use, value-added and similar Taxes required to be collected, and has remitted on a timely basis such amounts to the appropriate Governmental Entity.

(l) Notwithstanding any other provision in this Agreement, (i) no representation or warranty is made with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute (whether federal, state, local or foreign) of the Company after the Closing Date and (ii) the Company and any of its respective representatives or Affiliates make no representation or warranty with respect to Taxes of the Company or any of its Subsidiaries with respect to any period (or portion thereof) following the Closing.

4.16 Intellectual Property.

(a) Section 4.16(a) of the Company Disclosure Letter sets forth a list of all material Owned Intellectual Property that is issued, registered or subject to an application for issuance or registration (“Registered IP”), as of the date of this Agreement. To the Knowledge of the Company and except as would not reasonably be expected to have a Company Material Adverse Effect, all Registered IP owned by the Company or any of its Subsidiaries is subsisting in all material respects, and, in the jurisdiction(s) where such Registered IP is issued or registered is, to the Knowledge of the Company, valid and enforceable.

(b) To the Knowledge of the Company and except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect: as of the date of this Agreement:

(i) each of the Company and its Subsidiaries owns, or has sufficient rights to use, all Intellectual Property necessary for its business as currently conducted, free and clear of all Liens, except for Permitted Liens;

(ii) the Company and its Subsidiaries do not infringe, misappropriate or otherwise violate the Intellectual Property rights of any third party and there are no pending Proceedings alleging the same;

(iii) no third party is infringing, misappropriating or otherwise violating any material Owned Intellectual Property;

(iv) the Information Technology Systems (as defined below) used in connection with the businesses of the Company and its Subsidiaries are commercially reasonable for the Company’s and its Subsidiaries’ businesses as currently conducted and such Information Technology Systems have not suffered a malfunction or failure, in each case, that has materially disrupted or adversely affected the functionality of such Information Technology Systems since the Applicable Date which has not been cured, except as disclosed in their documentation;

(v) the Company has taken commercially reasonable steps to maintain the confidentiality of the material trade secrets of the Company and its Subsidiaries;

(vi) the Company and its Subsidiaries have implemented commercially reasonable backup, security and disaster recovery technology and procedures;

(vii) the Company and its Subsidiaries are in all material respects in compliance with applicable Laws regarding the Processing (as defined below) of customer, employee and other Personal Data (as defined below) and are compliant in all material respects with their respective written policies with respect to the Processing of Personal Data since the Applicable Date;

(viii) since the Applicable Date, there have not been any material incidents of, or third party claims related to, any unauthorized access to, or unauthorized disclosure or use of, any Personal Data in the Company’s or any of its Subsidiaries’ possession; and

(ix) neither the Company nor any of its Subsidiaries has received since the Applicable Date any written notice of any material claims of, or been charged with, violations of any applicable Laws with respect to the Processing of Personal Data possessed by the Company or any of its Subsidiaries.

4.17 Insurance. The Company has made available to Parent prior to the date of this Agreement true, correct and complete copies of all director and officer insurance policies held by the Company. The insurance policies held by the Company provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, except for any such failures to maintain such policies that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each such policy is in full force and effect and all premiums due with respect to all such policies have been paid, with such exceptions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.18 Real Property.

(a) Section 4.18(a) of the Company Disclosure Letter sets forth a complete and accurate list of each Owned Real Property as of the date hereof. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) the Company or one of its Subsidiaries has good and valid title to the real property owned by the Company and each of its Subsidiaries (the “Owned Real Property”), free and clear of all Liens (other than Permitted Liens), (b) there are no pending or, to the Knowledge of the Company, threatened in writing condemnation, eminent domain or similar proceedings affecting any Owned Real Property, and (c) neither the Company nor any Subsidiary has leased, or granted the right to use or occupy, any portion of the Owned Real Property to any Person.

(b) Section 4.18(b) of the Company Disclosure Letter sets forth a true, complete and accurate list of each Leased Real Property and Company Lease as of the date hereof. A true, correct and complete copy of each Company Lease has been made available to Parent prior to the date of this Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (i) the Company or one of its Subsidiaries has a valid leasehold interest in each real property leased by the Company or any of its Subsidiaries (the “Leased Real Property”), free and clear of all Liens (other than Permitted Liens), (ii) each such lease, together with all amendments, guarantees, assignments, supplements and other modifications thereto relating (each, a “Company Lease”) is in full force and effect, subject to the Bankruptcy and Equity Exception, (iii) none of the Company or any of its Subsidiaries has received written notice of any material default under any Company Lease, (iv) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party thereto is in breach of or in default under any Company Lease, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and (v) neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy any portion of the Leased Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, there are no pending or threatened in writing condemnation, eminent domain, or similar proceedings affecting any Leased Real Property.

4.19 Brokers and Finders. The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except that the Company has engaged Lazard Frères & Co. LLC to act as the Company’s financial advisor in connection with the Merger.

4.20 Affiliate Transactions. As of the date hereof, except for compensation or other employment arrangements in the ordinary course of business and except as disclosed in the Company Reports, since the Applicable Date, there have been no Contracts, transactions or arrangements between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer or employee) thereof or any holder of 5% or more of the shares of Company’s capital stock, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC (any such transaction, agreement, arrangement or understanding, an “Affiliate Transaction”).

4.21 Customers and Suppliers. Section 4.21 of the Company Disclosure Letter sets forth a list, for the twelve (12) month period ended March 31, 2025, of (a) the top ten (10) original equipment manufacturing customers of the Company and its Subsidiaries (measured on a consolidated basis and by dollar value of value added sales to such customer) (collectively, the “Key Customers”) and (b) the top ten (10) suppliers of products and/or services to the Company and its Subsidiaries (measured on a consolidated basis and by the aggregate dollar amount of purchases of such supplier’s product by the Company and its Subsidiaries) (collectively, the “Key Suppliers”). To the Knowledge of the Company, the relationships of the Company and its Subsidiaries with the Key Customers and Key Suppliers are good commercial working relationships and one or more of each of the Company or one of its Subsidiaries maintains a written Contract with each Key Customer (each, a “Key Customer Contract”) and each Key Supplier (each, a “Key Supplier Contract”). No Key Customer or Key Supplier has cancelled or notified either the Company or its Subsidiaries in writing that it intends to terminate, not renew or otherwise adversely modify its business relationship with either the Company or its Subsidiaries, or that it intends to refuse to pay any amount due to either the Company or its Subsidiaries or seek to exercise any remedy against either the Company or its Subsidiaries. Neither the Company nor its Subsidiaries is, or within the past twelve (12) months has been, engaged in any material dispute with any Key Customer or Key Supplier.

4.22 No Other Representations and Warranties. Except for the representations and warranties of the Company contained in this ARTICLE IV, or in any certificate delivered in connection with this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any Person on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this ARTICLE IV, or in any certificate delivered in connection with this Agreement, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent or any of Parent’s Affiliates or any Representatives of Parent or any of Parent’s Affiliates, including omissions therefrom. Without limiting the foregoing, the Company makes no representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity, to Parent or any of its Affiliates or any Representatives of Parent of any of its Affiliates regarding the success, profitability or value of the Company.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent at the time of entering into this Agreement (the “Parent Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure), Parent and Merger Sub hereby represent and warrant to the Company as follows:

5.1 Organization, Good Standing and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Prior to the date of this Agreement, Parent has made available to the Company complete and correct copies of the certificate of formation and limited liability company agreement of Parent and the certificate of incorporation and bylaws of Merger Sub, in each case as amended to and in effect on the date of this Agreement.

5.2 Ownership of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, directly or indirectly, by Parent. Merger Sub was formed solely for purposes of engaging in the transactions contemplated by this Agreement and has not conducted any business prior to the date of this Agreement and does not have any assets, liabilities or obligations of any nature other than those incident to its formation, and as of immediately prior to the Effective Time will not have engaged in any business and will not have any assets, liabilities or obligations other than those arising pursuant to this Agreement and the transactions contemplated hereby, including the Merger.

5.3 Corporate Authority; Approval. Each of Parent and Merger Sub have all requisite corporate power and authority and each has taken all corporate action necessary in order to execute, deliver and, subject to obtaining the approval contemplated by Section 6.15 of this Agreement in the case of Merger Sub, perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement. The members of Parent, by resolutions duly adopted, have unanimously (a) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement and (b) determined that the Merger is in the best interests of, Parent and its stockholder(s), which resolutions have not been subsequently rescinded, modified or withdrawn. The board of directors of Merger Sub, by resolutions duly adopted, has unanimously (i) approved and declared advisable this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, and (ii) determined that the Merger is in the best interests of Merger Sub and its sole stockholder, (iii) resolved to recommend to its sole stockholder the adoption of this Agreement and (iv) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption, which resolutions have not been subsequently rescinded, modified or withdrawn. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. The approval and adoption of this Agreement by Parent, as the sole stockholder of Merger Sub, that is to be delivered pursuant to Section 6.15 is the only vote or approval required in order for Parent and Merger Sub to execute and deliver this Agreement, to perform their obligations under this Agreement, and to consummate the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions of this Agreement.

5.4 Governmental Filings; No Violations.

(a) Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3 and (ii) the necessary Consents required under any Foreign Investment and Competition Laws in connection with the Merger, the Exchange Act and the Securities Act, and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, no filings, notices or reports are required to be made by Parent or Merger Sub or their Subsidiaries with, nor are any Consents required to be obtained by Parent or Merger Sub or their Subsidiaries from any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect or prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger.

(b) The execution, delivery and performance of this Agreement by Parent and Merger Sub does not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in a breach or violation of, or a default under, the certificate of incorporation or bylaws of Parent or certificate of incorporation or bylaws of Merger Sub, (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of Parent or any of its Subsidiaries pursuant to any Contract binding upon Parent or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 5.4(a) are made or obtained, conflict with or violate any Law or License to which Parent or any of its Subsidiaries is subject; except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.5 Litigation. As of the date of this Agreement, there are no Proceedings pending or, to the Knowledge of Parent, threatened in writing against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing or making illegal, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent, nor Merger Sub or any of their respective Subsidiaries is a party to or subject to the provisions of any Order, award, stipulation or settlement of or with any Governmental Entity that would, individually or in the aggregate, reasonably be likely to have a Parent Material Adverse Effect.

5.6 Brokers and Finders. Parent has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement.

5.7 Financial Ability.

(a) Parent will have as of immediately prior to the Effective Time, sufficient cash on hand for the satisfaction of all of Parent’s and Merger Sub’s obligations under this Agreement, including the payment of the Aggregate Merger Consideration and all other amounts payable pursuant to ARTICLE III and to pay all related fees and expenses.

5.8 No Other Representations and Warranties. Except for the representations and warranties of Parent and Merger Sub contained in this ARTICLE V, or in any certificate delivered in connection with this Agreement, neither Parent nor Merger Sub is making and has made, and no other Person is making or has made on behalf of Parent and Merger Sub, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither Parent nor Merger Sub nor any Person on behalf of Parent and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.

5.9 Access to Information; Disclaimer. Parent and Merger Sub each acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its Subsidiaries and with the management of the Company, (b) has had reasonable access to (i) the books and records of the Company and its Subsidiaries and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from officers of the Company and (d) has conducted its own independent investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its Subsidiaries, other than the written representations and warranties of the Company contained in ARTICLE IV or in any certificate delivered in connection with this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the written representations and warranties set forth in ARTICLE IV or in any certificate delivered in connection with this Agreement, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its subsidiaries or their respective businesses and operations. Each of Parent and Merger Sub hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that Parent and Merger Sub will have no claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.

ARTICLE VI

COVENANTS

6.1 Interim Operations. Except (v) as required by applicable Law, (w) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed; provided, that for clauses (m)(ii) (solely with respect to purchase orders, work orders or statements of work, in each case, under Key Customer Contracts and Key Supplier Contracts existing as of the date hereof), (m)(iii), (m)(iv) or (r), such approval shall be deemed to have been given if Parent has not approved or denied a request from the Company within forty-eight (48) hours of receipt of such request), (x) for commercially reasonable actions as required to comply with Lockdown Measures, (y) as expressly disclosed in Section 6.1(a) of the Company Disclosure Letter or (z) as expressly provided for in this Agreement, the Company covenants and agrees as to itself and its Subsidiaries that, from and after the execution of this Agreement and prior to the earlier of (1) the Effective Time or (2) the termination of this Agreement in accordance with ARTICLE VIII, (A) the Company shall use its commercially reasonable efforts to (i) conduct its business and the business of its Subsidiaries in the ordinary course of business consistent with past practice (provided that such past practice shall not include any actions that would have been prohibited by Section 6.1(B)), including complying with the terms of all Material Contracts and preserving and maintaining the value of the businesses and assets of the Company, (ii) preserve the goodwill and current relationships of the Company and each of its Subsidiaries with customers, suppliers, and other Persons with which the Company or any of its Subsidiaries has business relations, and (iii) provide prompt written notice (in any event, within forty-eight (48) hours) to Parent if any customer, supplier or any other Person with which the Company or any of its Subsidiaries has business relations, terminates or communicates to either an officer of the Company or a Person who has the principal business relationship with such customer, supplier or other Person the intention or threat to terminate, its relationship with the Company or any of its Subsidiaries, or the intention to reduce substantially the quantity of products or services it purchases from or supplies to the Company or any of its Subsidiaries, or provides to the Company a formal complaint, in writing, expressing dissatisfaction with the products or services sold by the Company or any of its Subsidiaries; provided, however that no action that is specifically permitted by Section 6.1(B) shall be deemed a breach of either this clause (A) or any other subclause of Section 6.1(B) and (B) without limiting the generality of, and in furtherance of, the foregoing, the Company shall not and will not permit any of its Subsidiaries to (it being understood that any action, even if taken in furtherance of Section 6.1(A), that would be prohibited by any of the following clauses (a)-(x) shall be prohibited):

(a) (i) amend, supplement or otherwise modify its certificate of incorporation or bylaws (or comparable governing documents), (ii) split, combine, subdivide or reclassify its outstanding equity interests (except for any such transaction by a wholly owned Subsidiary of the Company which remains a wholly owned Subsidiary after consummation of such transaction), (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any of its equity interests (except for any dividends or distributions paid by a Subsidiary of the Company to another Subsidiary of the Company or to the Company) or (iv) purchase, repurchase, redeem or otherwise acquire any of its equity interests or any securities convertible or exchangeable into or exercisable for any of its equity interests (other than forfeiture of, or withholding of Taxes with respect to Company Restricted Stock Units or Company Performance Stock Units in connection with any Taxable event related to such awards, in each case in accordance with past practice and with the terms of the applicable Company Stock Plan as in effect on the date of this Agreement (or as modified after the date of this Agreement in accordance with the terms of this Agreement));

(b) merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of, any Subsidiaries of the Company that would not prevent, delay or impair the Merger or the other transactions contemplated by this Agreement or create any Subsidiary of the Company or any of its Subsidiaries);

(c) except as required by the terms of a Company Plan in effect as of the date hereof, (i) increase the wages, salary or other compensation (whether cash or equity) or benefits with respect to any of the Company’s or its Subsidiaries’ directors, officers or employees or other service providers whose annual base salary or rate exceeds $150,000, (ii) establish, adopt, enter into, amend in any material respect or terminate any Company Plan that is material, either individually or in the aggregate, to the Company or its Subsidiaries, (iii) hire, engage, promote or terminate (other than for cause) any employee or other service provider of the Company’s or its Subsidiaries’ (or any Person who would be an employee or other service provider of the Company or its Subsidiaries if employed or engaged as of the date hereof) other than the hiring, engagement or promotion, each in the ordinary course of business consistent with past practice, of a Person whose annual base salary or rate is less than $150,000, provided that such hired, engaged or promoted Person is terminable “at-will” without any additional Liability to the Company and its Subsidiaries, (iv) accelerate the time of payment or vesting of any compensation or benefits of any of the Company’s or its Subsidiaries’ directors, officers or employees or other service providers or (v) grant any change of control, transaction or retention bonuses or similar payments or other incentive awards to any of the Company’s or its Subsidiaries’ directors, officers or employees or other service providers;

(d) effectuate, engage in or provide notice of a “plant closing” or “mass layoff” as those terms are defined in a WARN Act, or effectuate, engage in or provide notice of any similar reduction in force or redundancy;

(e) incur any Indebtedness, guarantee, endorse, assume or otherwise become liable or responsible (directly or indirectly) for any Indebtedness of another Person or issue any rights to acquire any Indebtedness, except (i) in the ordinary course of business, borrowings under the Company’s revolving credit facility as in effect as of the date hereof, including pursuant to the Existing Credit Agreements, (ii) pursuant to (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business consistent with past practice, (iii) hedging in compliance with the hedging strategy of the Company as of the date of this Agreement in the ordinary course of business consistent with past practice and not for speculative purposes, and (iv) pursuant to factoring arrangements as in effect as of the date hereof;

(f) make or commit to any capital expenditures that exceed $5,000,000 in the aggregate;

(g) transfer, lease, license, sell, assign, mortgage, pledge, place a Lien (other than a Permitted Lien) upon or otherwise dispose of any material properties or assets (other than (i) selling inventory in the ordinary course of business consistent with past practice, (ii) transactions among the Company and its Subsidiaries, or (iii) non-exclusive licenses of Intellectual Property or expiration of Intellectual Property in accordance with statutory terms);

(h) issue, deliver, sell, grant, assign, pledge, transfer, or encumber, agree or commit to or authorize the issuance, delivery, sale, grant, transfer, assignment, pledge or encumbrance of, any shares of its capital stock or any other equity interest in the Company or any Company Subsidiary or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any such shares or equity interest, except (A) for any Common Shares issued pursuant Company Restricted Stock Units or Company Performance Stock Units outstanding on the date of this Agreement in accordance with the existing terms of such awards and the Company Stock Plan, (B) pursuant to the terms of the Subscription Agreement and (C) by Subsidiaries to the Company or to any other Subsidiary of the Company;

(i) acquire or commit to acquire any business, assets or other property (other than real property), whether by merger, consolidation, purchase of property or assets or otherwise (other than acquiring inventory in the ordinary course of business consistent with past practice);

(j) make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any authoritative interpretation thereof) or by applicable Law;

(k) abandon any material existing lines of business or enter into any material new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of this Agreement;

(l) make any loans, advances or capital contributions to, or investments in, any Person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned Subsidiary of the Company);

(m) (i) amend or modify in any material respect or intentionally violate, terminate (excluding terminations upon expiration of the term thereof in accordance with the terms thereof), waive or take any action that would prevent the automatic extension of the term of any Material Contract or waive, release, assign or fail to enforce any material rights, claims or benefits under any Material Contract, (ii) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement unless it is (1) on economic terms (on a per unit and aggregate basis) substantially consistent with, or at least as favorable to the Company or its Subsidiaries than, (2) on non-economic terms that, in the aggregate, are at least as favorable to the Company or its Subsidiaries than (and that do not impose additional material restrictions on the Company and its Subsidiaries), in any such case, either (A) a Contract it is replacing or (B) a form of such Material Contract made available to Parent prior to the date hereof or (3) a purchase order, work order or statement of work issued pursuant to the terms of an existing Contract as of the date hereof, in each case, that does not amend or modify such underlying Contract, (iii) engage in any scheduled meetings with any counterparty of any Key Customer Contract or Key Supplier Contract for the purpose of (x) attempting to renegotiate the material terms of such Key Customer Contract or Key Supplier Contract, (y) refusing to comply with the Company’s obligations under such Key Customer Contract or Key Supplier Contract, or (z) otherwise disputing any of the terms of such Key Customer Contract or Key Supplier Contract, or the Company’s or counterparty’s respective performance or compliance with such terms, without first giving Parent twenty four (24) hours’ notice of, and an invitation to participate in, such meeting or (iv) issue any press release with respect to any Key Customer Contract or Key Supplier Contract without first providing Parent with a draft twenty four (24) hours in advance, and considering, in good faith, any comments of Parent;

(n) amend, modify, terminate (excluding terminations upon expiration of the term thereof in accordance with the terms thereof) or waive any material right under, or fail to exercise any renewal option under, any Company Lease or enter into any new Company Lease (other than renewals or extensions of any existing Company Lease in the ordinary course of business);

(o) (A) settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other Proceedings before or threatened to be brought before a Governmental Entity, including any such Proceeding between a third party and any customers of the Company for which the Company is providing a defense or indemnity, other than settlements if the amount of any such settlement is not in excess of $250,000 in the aggregate, in each case in excess of amounts available under the Company’s applicable insurance policy, provided that such settlements do not involve any admission of guilt (through a plea or otherwise), non de minimis injunctive or equitable relief or impose non de-minimis restrictions on the business activities of the Company and its Subsidiaries or Parent and its Subsidiaries, or (B) with respect to any action, suit, case, litigation, claim, hearing, arbitration, investigation or other Proceedings before or threatened to be brought before a Governmental Entity, waive, release, grant or transfer any claim or right of value or knowingly consent to the termination of any claim or right of value;

(p) (i) make, change or revoke any material Tax election, (ii) make any material change to any Tax accounting period, (iii) settle, consent to or compromise any material tax claim or surrender a right to a material Tax refund, (iv) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment, or (v) request any rulings from or enter into a closing agreement with any Governmental Entity regarding Taxes;

(q) enter into any Affiliate Transaction;

(r) take any action to delay or accelerate the collection of any amount of accounts receivable in excess of $2,000,000 in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business, or take any action to delay or accelerate the payment of any amount of accounts payable in excess of $2,000,000 in advance of or beyond their regular dates or the dates when the same would have been paid in the ordinary course of business, other than any such delays or accelerations as reflected in Section 6.1(r) of the Company Disclosure Letter;

(s) acquire a fee interest (or local equivalent) in any real property; or

(t) agree, resolve or commit to do any of the foregoing.

6.2 Acquisition Proposals.

(a) No Solicitation or Negotiation. Except as permitted by this Section 6.2, the Company shall not, and shall cause its Subsidiaries, any controlled Affiliates and its and their respective directors, officers, employees, and shall direct its and their respective investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) not to, directly or indirectly:

(i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal;

(ii) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal (other than to inform any Person of this Section 6.2(a));

(iii) provide any non-public information or data concerning the Company or any of its Subsidiaries to any Person, or afford access to the business, assets, properties, books or records, other information or employees or other Representatives of the Company or any of its Subsidiaries in connection with any Acquisition Proposal; or

(iv) approve, authorize, agree or publicly announce an intention to do any of the foregoing.

The Company shall, and shall cause its Subsidiaries and controlled Affiliates to, and shall direct its and their respective Representatives to, immediately cease and cause to be terminated any discussions and negotiations with any Person (other than Parent, Merger Sub, and their respective Representatives) conducted heretofore with respect to any Acquisition Proposal; provided that nothing in this Agreement shall restrict the Company from permitting a Person to request the amendment or waiver of a “standstill” or similar obligation or from effecting such amendment or granting such a waiver, in each case, to the extent necessary to comply with the fiduciary duties of the members of the Board under applicable Law. The Company agrees that any violations of the restrictions set forth in this Section 6.2 by any of directors, officers, employees or any Representative retained by and acting at the direction of the Company will be deemed to be a breach of this Section 6.2 by the Company.

(b) Fiduciary Exception to No Solicitation Provision. Notwithstanding anything to the contrary in this Agreement, but subject to this Section 6.2, prior to the time that the Company Requisite Vote is obtained at the Company Stockholders Meeting, the Company may, in response to a bona fide Acquisition Proposal that did not result from a material breach of Section 6.2(a), (i) contact and engage in discussions with the Person who made such Acquisition Proposal and such Person’s Representatives and potential sources of financing to clarify the terms and conditions thereof or to request that any Acquisition Proposal made orally be made in writing or to notify such Person and such Person’s potential sources of financing of the provisions of Section 6.2(a), (ii) provide access to non-public information regarding the Company or any of its Subsidiaries to such Person and such Person’s Representatives and potential sources of financing; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such Person or such Person’s Representatives or potential sources of financing and that, prior to furnishing any such information, the Company receives from such Person an Acceptable Confidentiality Agreement and (iii) engage or participate in any discussions or negotiations with any such Person and such Person’s Representatives and potential sources of financing regarding such Acquisition Proposal if, and only if, prior to taking any action described in clause (ii) or (iii) above, the Board determines in good faith after consultation with its outside legal counsel that (A) after consultation with its financial advisors, such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board under applicable Law. The parties hereto acknowledge and agree that any contacts, disclosures, discussions or negotiations permitted under this Section 6.2(b), including any public announcement (which, for the avoidance of doubt, shall comply with Section 6.1(B)(u) of this Agreement) that the Company or the Board has made any determination contemplated under this Section 6.2(b) to take or engage in any such actions, shall not constitute a Change in Recommendation.

(c) Notice. Following the date of this Agreement and until the time the Company Requisite Vote is obtained at the Company Stockholders Meeting, the Company shall promptly (and, in any event, within twenty-four (24) hours) notify Parent if (i) any written or other bona fide inquiries, proposals or offers with respect to an Acquisition Proposal are received by the Company or its Subsidiaries, its and their respective directors, officers, employees or Representatives, (ii) any non-public information is requested in connection with any Acquisition Proposal from the Company or (iii) any discussions or negotiation with respect to an Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the material terms and conditions of any such Acquisition Proposals (including the identity of the potential counterparty) and thereafter shall keep Parent reasonably informed of material changes to the status or terms of any such Acquisition Proposals. The Company shall (x) keep Parent reasonably informed of the status and material details (including material amendments or proposed material amendments) of the matters identified in the prior sentence on a reasonably current basis and (y) provide to Parent as soon as reasonably practicable after receipt or delivery (but in no event later than twenty-four hours after receipt or delivery) thereof, copies of all material written correspondence and other material written materials exchanged between or on behalf of the Company or its Subsidiaries or any of their Representatives, on the one hand, and any potential counterparty or any of its Representatives, on the other hand.

(d) No Change in Recommendation or Alternative Acquisition Agreement. Except as provided in Section 6.2(e) and Section 6.2(f), the Board shall not (i) (A) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation or (B) approve, recommend or otherwise declare advisable any Acquisition Proposal, (ii) fail to include the Company Recommendation in the Proxy Statement, (iii) after receipt of any Acquisition Proposal

(other than a tender or exchange offer) that is not a Superior Proposal and is not reasonably expected to become a Superior Proposal, fail to reaffirm the Company Recommendation within ten (10) days of receipt of a written request from Parent to do so (and if the Company Stockholders Meeting is scheduled to be held less than ten (10) days from the receipt of such written request, then within two (2) Business Days of receipt of such written request or, promptly after receipt of such written request, if such written request is received within two (2) Business Days of the scheduled date of the Company Stockholders Meeting) or (A) in the case of an Acquisition Proposal that is not publicly made or announced, fail to privately recommend against such Acquisition Proposal or (B) in the case of an Acquisition Proposal that is publicly made or announced, fail to publicly recommend against such Acquisition Proposal, (iv) fail to recommend against any Acquisition Proposal that is not a Superior Proposal and is not reasonably expected to become a Superior Proposal that is structured as a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, (each of the actions described in this clause (i)-(iv), a “Change in Recommendation”), (v) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal or (vi) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement.

(e) Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement. Notwithstanding anything to the contrary in Section 6.2(d) or any other provision of this Agreement, at any time prior to the time the Company Requisite Vote is obtained at the Company Stockholders Meeting, in response to a written Acquisition Proposal received by the Company, the Board may make a Change in Recommendation or terminate this Agreement to enter into an Alternative Acquisition Agreement pursuant to Section 8.3(b), or authorize, resolve, agree or propose publicly to take any such actions, if all of the following conditions are met:

(i) the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and, in the case of a Change in Recommendation, the failure to make such Change in Recommendation would reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board under applicable Law and such determination has been promptly notified to Parent;

(ii) the Company shall have (A) provided to Parent three (3) Business Days’ prior written notice (the “Notice Period”), which notice shall include an unredacted copy of the Alternative Acquisition Agreement, if applicable and not previously provided, and other relevant documents related to the Superior Proposal and shall state (1) that it has received a written Acquisition Proposal that constitutes a Superior Proposal, (2) the material terms of the Acquisition Proposal (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new written notice, except that the Notice Period shall be reduced to two (2) Business Days) and (3) that, subject to clause (iii) below, the Board has determined to make a Change in Recommendation or to terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement, as applicable, and (B) prior to making such a Change in Recommendation or terminating this

Agreement in accordance with Section 8.3(b), as applicable, used commercially reasonable efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during the Notice Period, which may be on a non-exclusive basis, to consider any adjustments committed to in writing by Parent to the terms and conditions of this Agreement such that the Acquisition Proposal ceases to constitute a Superior Proposal; and

(iii) following the Notice Period, the Board shall have determined, in good faith, after consultation with its financial advisor and outside legal counsel and taking into account any revised terms committed to in writing by Parent, such Acquisition Proposal continues to constitute a Superior Proposal and, in the case of a Change in Recommendation, that the failure to make such Change in Recommendation, would reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board under applicable Law.

(f) Intervening Event Exception to Change in Recommendation Provision. Notwithstanding anything to the contrary set forth in Section 6.2(d) or any other provision of this Agreement, at any time prior to the time the Company Requisite Vote is obtained at the Company Stockholders Meeting, in response to any Intervening Event, the Board may make a Change in Recommendation if all of the following conditions are met:

(i) the Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board under applicable Law and such determination has been promptly notified to Parent;

(ii) the Company shall have (A) provided to Parent three (3) Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event and (2) state, subject to clause (ii) below, the Board has determined to make a Change in Recommendation and (B) prior to making such a Change in Recommendation, used commercially reasonable efforts to engage in good faith with Parent (to the extent Parent wishes to engage) during such notice period to consider any adjustments committed to in writing by Parent to the terms and conditions of this Agreement such that the failure of the Board to make a Change in Recommendation in response to the Intervening Event in accordance with clause (iii) below would no longer reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board under applicable Law; and

(iii) the Board shall have determined in good faith, after consultation with its financial advisor and outside legal counsel and taking into account any revised terms committed to in writing by Parent, the failure to make a Change in Recommendation would continue to be reasonably be expected to be inconsistent with the fiduciary duties of the members of the Board under applicable Law.

(g) Certain Permitted Disclosure. Nothing contained in this Section 6.2 shall prohibit the Company or the Board from (i) disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 and Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the Company’s stockholders if the Board (or any authorized committee thereof) reasonably determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law or violate applicable Law; provided, that any communication permitted by this Section 6.2(g) that would otherwise constitute a Change in Recommendation shall be made only in accordance with this Section 6.2 (it being understood and agreed that any communication that expressly reaffirms the Company Recommendation shall be deemed not to be a Change in Recommendation). The issuance by the Company or the Board of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, shall not constitute a Change in Recommendation.

6.3 Information Supplied.

(a) The Company shall, as promptly as reasonably practicable following the date of this Agreement (and in any event within fifteen (15) Business Days), prepare and file with the SEC a proxy statement on Schedule 14A (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) in preliminary form relating to the Company Stockholders Meeting. The Company and Parent shall each use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement by the SEC and the Company shall cause the mailing of the definitive Proxy Statement to the stockholders of the Company to be commenced as promptly as reasonably practicable (and in any event within five (5) Business Days) after the date the staff of the SEC (the “Staff”) advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.

(b) No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon (other than any filing, amendment or supplement in connection with a Change in Recommendation). The Company shall promptly provide Parent with copies of all such filings, amendments or supplements to the extent not readily publicly available. Parent shall (i) furnish all information reasonably necessary or advisable to be included in the Proxy Statement concerning it and its Affiliates to the Company, (ii) provide such other assistance as may be reasonably requested by the Company in connection with the preparation of information to be included therein and (iii) otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments received from the SEC. If at any time prior to the time the Company Requisite Vote is obtained at the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent and such information is required to be set forth in an amendment or supplement to the Proxy Statement such that the Proxy Statement does not (A) include any misstatement of a material fact or (B) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then (x) the party that makes such discovery shall promptly notify the other parties and (y) the Company shall prepare (with Parent’s reasonable assistance) and file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by applicable Law, disseminate such amendment or supplement the stockholders of the Company. The Company shall promptly notify Parent following the receipt of any comments from the SEC or the Staff or any request by the SEC or the Staff for amendments or supplements to the Proxy Statement or for additional information, and shall promptly provide Parent with copies of all written correspondence, and a summary of any material oral communications between the Company and its Representatives, on the one hand, and the SEC (or the Staff), on the other hand, with respect to the Proxy Statement or the Merger. No formal response to any comments from the SEC or the Staff relating to the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon. The Company will cause the Proxy Statement to comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. Neither the Company nor its Representatives shall schedule any material or substantive meeting or conference (including by telephone) with the SEC or the Staff unless it notifies Parent in advance and, to the extent permitted by the SEC or the Staff, allows Parent’s Representatives to participate, and, if Parent’s Representatives are not able to participate in such meeting, the Company and its Representatives shall promptly notify Parent and its Representatives of such meeting and the material information considered and discussed at such meeting.

(c) The Company covenants and agrees that the Proxy Statement (including the letter to stockholders, notice of meeting and form of proxy and any other document incorporated or referenced therein, in each case including any amendments or supplements thereto) at the date mailed to the Company’s stockholders and at the time of any meeting of the Company’s stockholders to be held in connection with the Merger, when it is filed with the SEC, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that no representation, warranty, covenant or agreement is made by the Company with respect to statements therein relating to Parent and its Affiliates, including Merger Sub, or based on information supplied by Parent or Merger Sub for inclusion in the Proxy Statement. The information supplied by Parent for inclusion or incorporation by reference in the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

6.4 Company Stockholders Meeting. The Company will, as promptly as reasonably practicable after the date hereof, in accordance with applicable Law, the Company Certificate of Incorporation and Company Bylaws, conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and establish a record date for (such record date to be at least two (2) Business Days after the date that the Company has issued the Subscription Agreement Shares to Parent pursuant to and in accordance with the Subscription Agreement), duly call and give notice of, and use its reasonable best efforts to convene a meeting of the stockholders of the Company to consider and vote upon the adoption of this Agreement (the “Company Stockholders Meeting”). Subject to the provisions of Section 6.2, the Board shall (i) include the Company Recommendation in the Proxy Statement, (ii) recommend at the Company Stockholders Meeting that the stockholders of the Company adopt this Agreement and (iii) use its reasonable best efforts to obtain and solicit such adoption. The Company shall use reasonable best efforts to duly call, convene and hold the Company Stockholder Meeting as promptly as reasonably practicable after the date of the first mailing of the Proxy Statement to the stockholders of the Company (and in no event later than the thirtieth (30th) day following the date of the first mailing of the Proxy Statement to the stockholders of the Company). Notwithstanding the foregoing the Company may, in its reasonable discretion, postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders Meeting, if on or prior to the date on which the

Company Stockholders Meeting is scheduled, (A) the Company reasonably believes that such postponement or adjournment is reasonably necessary to allow reasonable additional time to solicit proxies to obtain the Company Requisite Vote, whether or not a quorum is present, (B) there is an absence of the necessary quorum to conduct the business of the Company Stockholders Meeting or (C) such postponement or adjournment is required by Law. In addition, notwithstanding the first sentence of this Section 6.4, the Company may postpone or adjourn the Company Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated in a manner suitable under applicable Law and reviewed by stockholders of the Company prior to the Company Stockholders Meeting.

6.5 Filings; Other Actions; Notification and Cooperation.

(a) The Company and Parent shall, subject to Section 6.2, cooperate with each other and use, and shall cause their respective Subsidiaries and controlled Affiliates to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as expeditiously as possible, and in no event later than the Termination Date. The Company and Parent shall use their respective reasonable best efforts to, (i) as promptly as practicable, prepare and file all documentation to effect all necessary notices, reports and other filings and to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, (ii) satisfy the conditions to consummating the Merger, (iii) obtain (and cooperating with each other in obtaining) any consent, approval of, waiver or any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger; provided, that, notwithstanding anything to the contrary in this Agreement, neither Parent, the Company nor any of their respective Subsidiaries, shall be required to pay any consent or similar fee to obtain any third party or governmental consents; provided further that, neither the Company nor any of its Subsidiaries shall incur any consent or similar fees in connection with obtaining any non-governmental third party consents without the prior written consent of Parent, and (iv) execute and delivering any reasonable additional instruments necessary to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement.

(b) From the date of this Agreement until the Effective Time, Parent shall not, directly or indirectly (but subject in all respects to the immediately preceding sentence) acquire or agree to acquire, by merger or consolidation with, or by purchasing the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition would reasonably be expected to prevent or delay past the Termination Date the satisfaction of the condition to Closing set forth in Section 7.1(b); provided, further, for the avoidance of doubt, the first sentence of this Section 6.5(b) shall only apply to Parent and its Subsidiaries and shall not apply to any other Affiliates of Parent. None of the parties, without each other party’s prior written consent (such consent not to be unreasonably withheld, conditioned, or delayed), shall (i) withdraw or refile any filing made under any Antitrust

Laws, (ii) enter into any timing, settlement or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated transactions under any Antitrust Laws or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated transactions (or that would otherwise prevent, delay or prohibit the parties from consummating the contemplated transactions).

(c) Parent and the Company shall cooperate with respect to the Antitrust Laws. No party hereto or its counsel shall independently participate in any pre-arranged substantive call or meeting relating to the Antitrust Laws with any Governmental Entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable Law, (i) each party shall notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its Subsidiaries intends to make with any Governmental Entity relating to the matters that are the subject of this Section 6.5, (ii) prior to submitting any such filing or making any such communication or inquiry, such party shall provide the other party and its counsel a reasonable opportunity to review, and shall consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry, (iii) promptly following the submission of such filing or making such communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, and (iv) consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any Governmental Entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any Governmental Entity relating thereto. In exercising the foregoing cooperation rights, the Company and Parent each shall act reasonably and as promptly as reasonably practicable. Notwithstanding the foregoing, materials provided pursuant to this Section 6.5 may be reasonably redacted or withheld as necessary to address reasonable privilege or confidentiality concerns. It is understood that Parent and Merger Sub shall be deemed a single party for purposes of this Section 6.5(c).

(d) Notwithstanding anything in this Agreement to the contrary, nothing in this Section 6.5 or elsewhere in this Agreement shall require Parent or any of its Affiliates to agree to or otherwise be required to take any action, make any undertaking, or agree to any remedy or condition, with respect to itself or any of its Affiliates to resolve objections, if any, as may be asserted by any Governmental Entity in connection with any Antitrust Laws with respect to the transactions contemplated hereby or to enter or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any Proceeding, including (i) responding to a request for additional information or similar request under any Antitrust Laws (a “Second Request”), (ii) proposing, negotiating, committing to, effecting or agreeing to, by consent decree, hold separate order or otherwise, the sale, divestiture, license, hold separate, or other disposition of the businesses, assets, properties, products, product lines, services or equity interests of the Company or Parent or their respective Subsidiaries or Affiliates, (iii) creating, terminating or amending any existing or new relationships, ventures, contractual rights or obligations of Parent, the Company or their respective Subsidiaries or Affiliates, (iv) otherwise taking or committing to take any action that would limit Parent’s freedom of action, including with respect to the operation of, or its ability to retain or hold, directly or indirectly, any businesses, assets, properties, products, product lines, services or equity interests of Parent or the Company (including any of their respective Subsidiaries or Affiliates) or (v) contesting or defending any Proceeding or taking any action to vacate, lift, reverse or overturn any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that prohibits, prevents or restricts consummation of the Merger.

(e) Information. The Company and Parent each shall, upon request by the other, promptly furnish the other with all information concerning itself, its Subsidiaries, Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

(f) Status. The Company and Parent shall keep each other reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of any notice or other communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries or Affiliates from any third party or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, other than immaterial communications.

6.6 Access; Consultation.

(a) From and after the date of this Agreement and until the earlier of the Effective Time and the termination of this Agreement pursuant to ARTICLE VIII, upon reasonable advance notice (and in any event not less than twenty-four (24) hours’ notice), and except as may otherwise be required by applicable Law, (x) the Company shall, and shall cause its Subsidiaries to, afford Parent and its Representatives reasonable access, during normal business hours, to the Company’s and its Subsidiaries’ properties, assets, books and records and (y) during such period, the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent all information concerning its or any of its Subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent, in each case solely in connection with consummating the Merger; provided, that the Company shall not be required to provide any access or information that the Company determines in its reasonable judgment relates to the negotiation and execution of this Agreement or in connection with a similar transaction negotiated with a third party, or, except as expressly provided in Section 6.2, to any Acquisition Proposal or any other transactions potentially competing with or alternative to the transactions contemplated hereby or proposals from third parties relating to any competing or alternative transactions or relating to any deliberation of the Board or any duly authorized committee thereof regarding any Acquisition Proposal or Change in Recommendation; provided, further, that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company; and provided, further that the foregoing shall not require the Company to disclose any information pursuant to this Section 6.6, to the extent that (i) in the reasonable good faith judgment of the Company, any applicable Law requires the Company or its Subsidiaries to restrict or prohibit access to any such information or disclosure thereof that would expose the Company to an unreasonable risk of liability for disclosure of sensitive or personal information, (ii) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other Contract that is binding on the Company or any of its Subsidiaries or (iii) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided, further that with respect to the foregoing clauses (i) through (iii) of this Section 6.6(a), the Company shall use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (3) in the case of clauses (i) and (iii), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege; provided, further that no sampling, inspection or analysis of soil, groundwater, surface water, building materials or other environmental media, or sampling or analysis generally referred to as Phase II environmental investigation, shall be permitted. Any investigation pursuant to this Section 6.6 shall be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by any such executive officer.

(b) The Company may, as it deems advisable and necessary, designate competitively sensitive material as “Outside Counsel Only Material” or with similar restrictions. Such material and the information contained therein shall be given only to the outside counsel of the recipient, pursuant to the terms of an agreement with respect thereto on terms that are reasonably acceptable to the Company and pursuant to which such information shall not be disclosed by such outside counsel to any Representatives of the recipient without the express prior permission of the Company or its legal counsel, and shall be subject to any additional confidentiality or joint defense agreement between the parties. All information exchanged pursuant to this Section 6.6, including all information and/or discussions resulting from any access provided pursuant to this Section 6.6 shall be subject to the confidentiality obligations set forth in the Existing Credit Agreements, which shall survive any termination of this Agreement and continue in full force and effect in accordance with its terms.

(c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.

6.7 Stock Exchange De-listing and De-registration. The Company shall take all commercially reasonable actions necessary (including prior to the Effective Time, with Parent’s reasonable cooperation) to permit the Common Shares to be de-listed from the NYSE and de- registered under the Exchange Act as soon as practicable following the Effective Time in compliance with applicable Law.

6.8 Publicity. The Company and Parent shall consult with each other prior to issuing or making, and provide each other the opportunity to review and comment on, any press releases or other public announcements with respect to the Merger and the other transactions contemplated by this Agreement, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or the NYSE, (b) any consultation that would not be reasonably practicable as a result of requirements of applicable Law, (c) any press release or public statement that in the good faith judgment of the applicable party is consistent with prior press releases issued or public statements made in compliance with this Section 6.8 or (d) with respect to any Change in Recommendation made in accordance with this Agreement or Parent’s response thereto. The parties hereto agree that (x) the initial press release to be issued with respect to the Merger and the other transactions contemplated hereby following execution of this Agreement and (y) any press release or public announcement related to any transition or employee matters in connection with Closing, in each case, shall be in the form reasonably agreed to by the parties hereto.

6.9 Employee Benefits.

(a) Parent acknowledges and agrees that the consummation of the Merger will constitute a “change of control” of the Company for purposes of each Company Plan and each program, policy, arrangement, practice and agreement covering any current or former employee of the Company or any of its Subsidiaries and, accordingly, agrees to, and agrees to cause the Surviving Corporation to, honor all provisions under such Company Plans, programs, policies, arrangements, practices and agreements relating to a change of control.

(b) Parent agrees that each employee of the Company or any of its Subsidiaries who continues to remain employed with the Company or any of its Subsidiaries following the Closing (a “Continuing Employee”) shall, during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time, be provided with a base salary or base wage, annual cash bonus opportunities, severance payments and benefits disclosed on Section 6.9(b) of the Company Disclosure Letter, and other employee benefits (other than nonqualified deferred compensation programs) that are substantially comparable in the aggregate to those provided by the Company and its Subsidiaries to each Continuing Employee as of immediately prior to the Effective Time. Parent shall or shall cause the Surviving Corporation to honor all Company Plans in accordance with their terms as in effect immediately prior to the Effective Time and each agreement that relates to any current or former employee of the Company or any of its Subsidiaries or the terms of any such employee’s employment or termination of employment.

(c) Parent shall or shall cause the Surviving Corporation to provide that no pre-existing conditions, exclusions or waiting periods shall apply to Continuing Employees under the benefit plans provided for those employees except to the extent such condition, exclusion or waiting period was applicable to an individual Continuing Employee prior to the Effective Time. With respect to the plan year during which the Effective Time occurs, Parent shall provide each Continuing Employee with credit for deductibles and out-of-pocket requirements paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any Parent plan in which such Continuing Employee is eligible to participate following the Closing Date.

(d) From and after the Closing Date, Parent shall or shall cause the Surviving Corporation to, provide credit to Continuing Employees for their service recognized by the Company and its Subsidiaries as of the Effective Time for all purposes to the same extent and for the same purposes as such service was credited under the Company Plans, provided that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits.

(e) The provisions of this Section 6.9 are solely for the benefit of the parties to this Agreement, and neither any current or former employee, nor any other individual associated therewith, is or shall be regarded for any purpose as a third party beneficiary to this Agreement. Notwithstanding anything to the contrary in this Agreement (except to the extent expressly provided in Section 9.8), no provision of this Agreement is intended to, or does, (i) constitute the establishment of, or an amendment to, any Company Plan or any employee benefit plan of Parent, the Surviving Corporation or any of their Affiliates, (ii) alter or limit the ability of Parent to amend, modify or terminate any Company Plan or any other benefit plan, program, agreement or arrangement, (iii) give any third party any right to enforce the provisions of this Section 6.9, (iv) prevent Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee or (v) be deemed to confer upon any such individual or legal representative any rights under or with respect to any plan, program or arrangement described in or contemplated by this Agreement, and each such individual or legal representative shall be entitled to look only to the express terms of any such plan, program or arrangement for his or her rights thereunder.

6.10 Expenses; Transfer Taxes.

(a) Except as otherwise expressly set forth in this Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that (i) expenses incurred in connection with the filing fee for the Proxy Statement and printing and mailing the Proxy Statement shall be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the fees, costs and expenses incurred in connection with the filings required under any filings required or advisable by any Governmental Entity.

(b) All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred by the Company or any of its Subsidiaries (and for the avoidance of doubt, not including any such Taxes and fees incurred by any stockholder, which shall be borne by the applicable stockholder) in connection with the Merger shall be paid by or on behalf of Company when due and payable.

6.11 Indemnification; Directors’ and Officers’ Insurance. (a) From and after the Effective Time, Parent agrees that it will cause the Surviving Corporation to, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless each present and former director or officer of the Company or any of its Subsidiaries, determined as of the Effective Time (the “Indemnified Parties”), against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or based on, in whole or in part, the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another Person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted to indemnify such Person under applicable Law, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or Company Bylaws in effect on the date of this Agreement (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law; provided that the Person to whom expenses are advanced shall provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification). Parent shall, and shall cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its Subsidiaries, shall, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable in the aggregate with respect to indemnification, advancement of expenses and exculpation of the Indemnified Parties than are set forth in the Company Certificate of Incorporation and Company Bylaws (or equivalent organizational and governing documents of any Subsidiary), in each case, as in effect as of immediately prior to the Effective Time. Any right of indemnification of an Indemnified Party pursuant to this Section 6.11 shall not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party as provided herein.

(b) Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable in the aggregate as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however that in no event shall the Company be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with benefits and levels of coverage at least as favorable as provided in the Company’s existing policies as of the date of this Agreement; provided, however that in no event shall the Company expend, or Parent or the

Surviving Corporation be required to expend for such policies, annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) If Parent, the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then and in each such case as a condition thereto, Parent or the Surviving Corporation (or their respective successors or assigns), as applicable, shall cause such Person to assume all of the obligations set forth in this Section 6.11.

(d) The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives. The rights of each Indemnified Party under this Section 6.11 shall be in addition to any rights such individual may have under applicable Law, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or the Company Bylaws, and Parent acknowledges and agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any Indemnified Party for actions or omissions occurring at or prior to the Effective Time shall continue in full force and effect in accordance with their terms.

(e) Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Proceeding for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed) to such settlement, compromise or consent.

(f) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to any directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.11 is not prior to or in substitution for any such claims under such policies.

(g) The Company agrees to, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless Parent and Merger Sub, and each of their respective Affiliates and Subsidiaries and its and their respective direct and indirect equity holders, officers, directors, managers or employees of each of the foregoing (collectively, the “Parent Indemnified Parties”), against any and all costs (including settlement costs) or expenses (including reasonable and documented attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred by any Parent Indemnified Party as a direct result of or to the extent arising out of any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, related to this Agreement, the Merger or any of the transactions contemplated hereby

(including, for the avoidance of doubt, any Transaction Litigation), and the Company shall also advance expenses as incurred to the fullest extent permitted under applicable Law to any Parent Indemnified Party entitled to the indemnification provided for under this Section 6.11(g); provided that the Parent Indemnified Party to whom expenses are advanced shall provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such Parent Indemnified Party is not entitled to indemnification; provided, further that, notwithstanding the foregoing, the Company shall not be required to make any payments under this Section 6.11(g), including to advance any expenses, in the event that doing so will result in the Company being unable to pay its other obligations as they come due.

6.12 Takeover Statute. None of the parties hereto will take any action that would cause the Merger, the Subscription Agreement or the other transactions contemplated by this Agreement to be subject to requirements imposed by any Takeover Laws. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and the Board shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on such transactions.

6.13 Control of the Company’s or Parent’s Operations. Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

6.14 Section 16(b). Prior to the Effective Time, the Company shall (and shall be permitted to) take all actions as may be reasonably requested by any party hereto to cause any dispositions (or deemed dispositions) of equity securities of the Company (including any derivative securities with respect to any equity securities of the Company) by each individual who is a director or officer of the Company, and who would otherwise be subject to Rule 16b-3 under the Exchange Act, to be exempt under Exchange Act Rule 16b-3.

6.15 Approval by Sole Stockholder of Merger Sub. Immediately following the execution and delivery of this Agreement by the parties hereto, Parent, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the transactions contemplated hereby, including the Merger, in accordance with the DGCL, by written consent. Parent shall promptly deliver a copy of such executed written consent to the Company.

6.16 Transaction Litigation. Subject to applicable Law, the Company shall promptly notify Parent, and Parent shall promptly notify the Company, of any stockholder demands, litigations, arbitrations or other similar actions (including derivative claims) commenced or, to the Knowledge of the Company or to the Knowledge of Parent, threatened against any party hereto or any director or officer thereof relating to this Agreement or the Merger (collectively, the “Transaction Litigation”) and shall keep each other promptly and reasonably informed regarding any Transaction Litigation. Subject to applicable Law, the Company shall give Parent the opportunity to participate in (but not control) the defense and settlement of any Transaction Litigation against the Company or its officers or directors, and Parent shall give the Company the opportunity to participate in (but not control) the defense and settlement of any Transaction Litigation against Parent or its officers or directors, in each case in accordance with the terms of a mutually agreed upon joint defense agreement.

6.17 Voting Agreements. Section 6.17 of the Company Disclosure Letter sets forth a list of all the Voting Agreements. Prior to the Closing and as permitted by applicable Law, the Company (a) without prejudice to the Company’s right to terminate this Agreement pursuant to Article VIII, shall not agree to or permit any termination, material amendment, replacement or other material modification of or supplement to, or waive any of its rights under, the Voting Agreements, and (b) shall take all practically available action to enforce all of its rights under the Voting Agreements.

6.18 Subscription Agreement. The Company agrees to issue the Subscription Agreement Shares pursuant to and in accordance with the terms and conditions of the Subscription Agreement, and to otherwise comply with all of its obligations under the Subscription Agreement.

6.19 Tax Cooperation. The Company shall reasonably cooperate with Parent, as and to the extent reasonably requested by Parent, to amend the structure of the transactions undertaken pursuant to this Agreement in order to achieve a tax-efficient outcome for the parties, in each case, solely to the extent that any such actions are finally determined prior to the date on which the Proxy Statement is filed with the SEC, or would otherwise not require additional disclosure to the Company’s stockholders.

6.20 Director Resignations. Prior to the Closing, the Company shall deliver to Parent duly signed resignations, effective as of Closing, of any director, officer or manager of the Company or any of its Subsidiaries, in each case, as requested by Parent no fewer than five (5) Business Days prior to the Closing Date.

6.21 Mutual Release. At or prior to the Closing, the Company, Parent and the other applicable parties shall enter into an agreement that provides for customary mutual releases, effective as of the Closing, in form and substance reasonably satisfactory to both the Company and Parent.

6.22 Financing. The Company shall, and shall cause its Subsidiaries and Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to arrange, obtain and, prior to, or substantially concurrently with Closing, enter into, a revolving credit facility on terms reasonably acceptable to each of Parent and the Company (such revolving credit facility, an “Acceptable Revolving Credit Facility”), and Parent shall cooperate with the Company in such efforts by using reasonable best efforts to take, or cause its Subsidiaries and Affiliates to take, all such actions reasonably requested by the Company with respect to a proposed Acceptable Revolving Credit Facility; it being understood and agreed that any revolving credit facility that (a) is on terms and conditions that are not, when taken as a whole, materially less favorable to the Company and its Subsidiaries than the Existing Revolving Credit Agreement prior to giving effect to the amendments dated June 4, 2025, and (b) if the Existing Revolving Credit Agreement is the proposed Acceptable Revolving Credit Facility, includes the waivers, consent or amendments (including in respect of a change of control) necessary to effectuate this Merger, shall be deemed reasonably acceptable to Parent and the Company.

ARTICLE VII

CONDITIONS

7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party hereto to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions:

(a) Stockholder Approval. This Agreement shall have been duly adopted by holders of Shares constituting the Company Requisite Vote in accordance with applicable Law, the Company Certificate of Incorporation and the Company Bylaws.

(b) Governmental Consents. The required Consents to be obtained from any Governmental Entity set forth on Section 7.1(b)(ii) of the Company Disclosure Letter shall have been filed, occurred or been obtained, as applicable.

(c) Law. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger.

7.2 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Parent at or prior to the Closing of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company set forth in (i) Section 4.1 (Organization, Good Standing and Qualification), Sections 4.2(a), (b) and (c) (Capital Structure), Section 4.3 (Corporate Authority and Approval) and Section 4.19 (Brokers and Finders) shall be true and correct, subject only to de minimis inaccuracies, as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly relates to an earlier date, in which case as of such earlier date), (ii) Section 4.6 (Absence of Certain Changes) shall be true and correct in all respects as of the Closing Date, as if made at and as of the Closing Date, and (iii) ARTICLE IV (other than those representations and warranties specifically identified in clause (i) or (ii) of this paragraph) shall be true and correct in all respects (without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly relates to an earlier date, in which case as of such earlier date), except where the failure of any such representation and warranty of the Company to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed or complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c) Company Certificate. Parent shall have received a certificate signed on behalf of the Company by an officer of the Company to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.

(d) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.

(e) Contract Deliverables. The Contracts set forth on Section 7.2(e) of the Company Disclosure Letter, in each case, shall have been executed and remain in effect, in form and substance reasonably acceptable to Parent.

(f) Acceptable Revolving Credit Facility. The Company or one of its Subsidiaries shall have (or shall, substantially concurrently with the occurrence of Closing) enter into an Acceptable Revolving Credit Facility.

7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company at or prior to the Closing of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in (i) Section 5.1 (Organization, Good Standing and Qualification), Section 5.2 (Ownership of Merger Sub) and Section 5.3 (Corporate Authority; Approval) of this Agreement shall be true and correct, subject only to de minimis inaccuracies, as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly relates to an earlier date, in which case as of such earlier date) and (ii) ARTICLE V (other than those representations and warranties specifically identified in clause (i) of this paragraph) of this Agreement shall be true and correct in all respects (without giving effect to any “materiality,” “Parent Material Adverse Effect” or similar qualification therein) as of the Closing Date as if made at and as of the Closing Date, (except to the extent that any such representation and warranty expressly relates to an earlier date, in which case as of such earlier date) except where the failure of any such representation and warranty to be so true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed or complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c) Parent Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent by an officer of Parent to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

7.4 Frustration of Conditions. None of the Company, Parent or Merger Sub may rely, either as a basis for not consummating the Merger or the other transactions contemplated by this Agreement or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party’s material breach of any provision of this Agreement (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this Section 7.4).

ARTICLE VIII

TERMINATION

8.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Parent.

8.2 Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company by written notice to the other party if:

(a) the Merger shall not have been consummated by November 22, 2025 (such date, as it may be modified by the mutual written agreement of the Company and Parent, the “Termination Date”); provided that if as of the Termination Date any of the conditions set forth in Sections 7.1(b) or 7.1(c) have not been satisfied or waived (to the extent permitted by applicable Law), but all other conditions to Closing set forth in ARTICLE VII have been satisfied, or would be satisfied if Closing were to occur on such date, the Termination Date shall automatically be extended for a period of one (1) month (the “Extended Termination Date” and, if so extended, the Extended Termination Date then shall be the Termination Date), it being agreed that there shall be no more than two (2) such extensions of the Termination Date pursuant to this Section 8.2(a); provided, further that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to any party if such party’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the failure of the Closing to occur on or prior to the Termination Date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso);

(b) the Company Requisite Vote shall not have been obtained at a duly held Company Stockholders Meeting, or at any adjournment or postponement thereof; provided, that that the right to terminate this Agreement pursuant to this Section 8.2(b) shall not be available to any party if such party’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the failure to obtain the Company Requisite Vote (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso); or

(c) any Law issued or enacted by any Governmental Entity permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable; provided, that that the right to terminate this Agreement pursuant to this Section 8.2(c) shall not be available to any party if such party’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the issuance or enactment of such Law or failure of such Law to be resisted, resolved, removed or lifted (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso).

8.3 Termination by the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company by written notice to Parent if:

(a) there has been a breach of any representation, warranty, covenant or agreement by Parent or Merger Sub contained in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, which breach or failure to be true would result in the failure to satisfy a condition set forth in Sections 7.3(a) or 7.3(b) and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to Parent from the Company of such breach or failure to be true and (ii) the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(a) if the Company is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement; or

(b) at any time prior to the receipt of the Company Requisite Vote at the Company Stockholders Meeting, in order to enter into an Alternative Acquisition Agreement in accordance with Section 6.2(e).

8.4 Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent by written notice to the Company if:

(a) there has been a breach of any representation, warranty, covenant or agreement by the Company contained in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, which breach or failure to be true would result in the failure to satisfy a condition set forth in Sections 7.2(a) or 7.2(b) and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent of such breach or failure to be true and (ii) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement;

(b) there shall have been a Change in Recommendation; provided, Parent may not terminate this Agreement pursuant to this Section 8.4(b) once the Company Requisite Vote has been obtained;

(c) the preliminary Proxy Statement shall not have been filed by the Company with the SEC on or prior to the day that is fifteen (15) Business Days following the date of this Agreement; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(c) if Parent or Merger Sub’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the failure of the Company to file the preliminary Proxy Statement with the SEC on or prior to such date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso);

(d) the Company Requisite Vote shall not have been obtained at a duly held Company Stockholders Meeting, or at any adjournment or postponement thereof, on or prior to (i) October 1, 2025, if the SEC informs the Company that it will not review the preliminary Proxy Statement or (ii) October 31, 2025, if the SEC informs the Company that it will review the preliminary Proxy Statement or provides comments to the preliminary Proxy Statement; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(d) if Parent or Merger Sub’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the failure to obtain the Company Requisite Vote (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso);

(e) the Recapitalization Support Agreement, dated as of July 8, 2025, by and among the Company and the Consenting Lenders (as defined therein) (the “RSA”), shall have been terminated by any of the parties thereto in accordance with its terms;

(f) the Company or any of its subsidiaries commences or becomes subject to any proceedings under chapter 11 of title 11 of the United States Code;

(g) either of the parties receive a Second Request;

(h) any Transaction Litigation pending before a Governmental Entity that is not resolved within forty-five (45) days of commencement or that, as determined in good faith by Parent in its sole discretion, would reasonably be expected to prevent or delay the consummation of the Merger;

(i) (w) any Voting Agreement is materially modified, amended, or supplemented in a manner not approved by Parent, (x) any party to a Voting Agreement breaches its obligations thereunder to vote in support of the Merger and the adoption of the Merger Agreement that, as determined in good faith by Parent in its sole discretion, would reasonably be expected to result in a postponement or adjournment of the Company Stockholders Meeting, (y) the Company waives any of its rights under a Voting Agreement or (z) any Voting Agreement is terminated; or

(j) the Company has not received duly executed copies of the Contracts set forth on Section 7.2(e) of the Company Disclosure Letter, in form and substance reasonably acceptable to Parent, within seven (7) days of the date hereof or if any such duly executed Contract is thereafter modified, amended, supplemented or terminated in a manner not approved by Parent.

8.5 Effect of Termination and Abandonment.

(a) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this ARTICLE VIII, this Agreement (other than as set forth in this Section 8.5 and in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its respective directors, officers or Affiliates); provided that no such termination shall relieve any party hereto from any liability for damages resulting from Willful Breach prior to such termination by any party hereto or from fraud (which liability the parties hereto acknowledge and agree shall not include damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the Parties hereto and the stockholders of the Company).

ARTICLE IX

MISCELLANEOUS AND GENERAL

9.1 Survival. This ARTICLE IX and the agreements of the Company, Parent and Merger Sub contained in ARTICLE III, Section 6.10(b) (Expenses; Transfer Taxes) and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) shall survive the consummation of the Merger. This ARTICLE IX, Section 6.6(b) (Access, Consultation), Section 6.10 (Expenses; Transfer Taxes), and Section 8.5 (Effect of Termination and Abandonment) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the consummation of the Merger or the termination of this Agreement. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

9.2 Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement (including any Schedule hereto) may be amended, modified or supplemented in writing by the parties hereto, by action of the boards of directors of the respective parties.

9.3 Waiver.

(a) Subject to applicable Law, any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

9.4 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts, taken together, shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

9.5 Governing Law and Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.

(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit, arbitration or proceeding by or before any Governmental Entity (each, an “Action”) relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 9.6. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.6 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.

(c) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF OF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

9.6 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of non-delivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to Parent or Merger Sub:

[redacted]

with copies to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Kenneth Schneider; Samuel Welt; Brian Hermann; Jacob

Adlerstein

Email: kschneider@paulweiss.com; swelt@paulweiss.com;

hermann@paulweiss.com; adlerstein@paulweiss.com

if to the Company:

Superior Industries International, Inc.

26600 Telegraph Road Suite #400

Southfield, Michigan 48033

Attention: David M. Sherbin

 Senior Vice President, General Counsel, Chief Compliance

 Officer and Corporate Secretary

Email: [redacted]

with copies to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael J. Aiello; Amanda Fenster

Email:   michael.aiello@weil.com; amanda.fenster@weil.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

9.7 Entire Agreement. This Agreement (including any exhibits hereto) and the Certificate of Merger and any other certificate or instrument to be delivered hereunder, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof. The Company Disclosure Letter and the Parent Disclosure Letter contain “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and therefore do not form a part of this Agreement but instead operate upon the terms of this Agreement as provided herein.

9.8 No Third Party Beneficiaries. This Agreement is not intended to, and does not and shall not be deemed to, confer upon any Person other than the parties hereto any rights or remedies hereunder, other than (a) as provided in Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), (b) the right of the Company’s stockholders to receive the Merger Consideration after the Closing, and (c) the right of the holders of awards under the Company Stock Plan to receive such consideration as provided for in Section 3.5 after the Closing.

9.9 Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent and the Surviving Corporation to cause such Subsidiary to take such action.

9.10 Severability. The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.11 Interpretation.

(a) The table of contents and the Article, Section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(b) Any Contract or information referred to herein shall be deemed to have been “delivered”, “provided”, “furnished” or “made available” (or any phrase of similar import) to Parent by the Company if such Contract or information was posted to the data room maintained by the Company in connection with the transaction, included in the Company Reports filed with the SEC or otherwise provided directly (including through email) to Parent or any of its Representatives, in each case, prior to the execution and delivery of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of any such period is a day other than a Business Day, the period in question shall end and any such step shall be taken by or on the next succeeding Business Day.

(c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

9.12 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void.

9.13 Specific Performance.

(a) The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by the other parties hereto, and to enforce specifically the terms and provisions of this Agreement (including Section 6.5, Section 6.17 and Section 6.18, and including to cause the parties hereto to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) by a decree of specific performance, in accordance with Section 9.5 of this Agreement, without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties hereto hereby further acknowledge and agree that prior to the Closing, Parent, Merger Sub or the Company shall be entitled to specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by Parent, Merger Sub or the Company, as applicable, under this Agreement (including Section 6.5, Section 6.17 and Section 6.18, and including to cause the parties hereto to consummate the Merger and the Closing and to cause the Parent and Merger Sub to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) in addition to any other remedy to which any Party hereto is entitled at law or in equity, including the right to terminate this Agreement pursuant to ARTICLE VIII and seek money damages. Each party hereto further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 9.13. Parent and the Company shall cause their respective Subsidiaries and Affiliates to perform their respective obligations under this Agreement.

(b) For the avoidance of doubt, in no event shall the exercise of a party hereto’s right to seek specific performance pursuant to this Section 9.13 reduce, restrict or otherwise limit such party hereto’s right to terminate this Agreement pursuant to ARTICLE VIII.

9.14 Definitions. For purposes of this Agreement, the following terms, when used herein, shall have the respective meanings set forth below:

“Acceptable Confidentiality Agreement” means any customary confidentiality agreement entered into by the Company, except that such confidentiality agreement need not include explicit or implicit standstill provisions or otherwise restrict the making of or amendment or modification to Acquisition Proposals and may not (i) include any provision calling for an exclusive right to negotiate with the Company or (ii) provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.

“Acquisition Proposal” means (i) any proposal, offer, inquiry or indication of interest from any Person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction involving the Company or any of its Subsidiaries which is structured to permit such Person or group to, directly or indirectly, acquire beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares, or twenty percent (20%) or more of the consolidated net revenues, net income or total assets of the Company (based on the fair market value thereof, as determined in good faith by the Board or a duly authorized committee thereof) or (ii) any acquisition by any Person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest, which if consummated would result in, any Person becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, twenty percent (20%) or more of the outstanding Common Shares, or twenty percent (20%) or more of the consolidated net revenues, net income or total assets of the Company (based on the fair market value thereof, as determined in good faith by the Board or a duly authorized committee thereof), in each case, other than the transactions contemplated by this Agreement.

“Affiliate” means, when used with respect to any party, any Person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act.

“Antitrust Laws” means all federal, state and foreign statutes, rules, regulations, orders, decrees and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or competition, including the Foreign Investment and Competition Laws.

“Business Day” means any day of the year on which banks are not required or authorized by Law to close in New York City.

“Common Share” means a share of common stock, par value $0.01, of the Company.

“Company Material Adverse Effect” means any change, event, development, circumstance or effect that individually or taken together with any other change, event, development, circumstance or effect has, or would reasonably be expected to have a material adverse effect on the business, assets, financial condition, operations or results of operations of the Company and its Subsidiaries, taken as a whole provided that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect, any change, event, development, circumstance or effect to the extent arising from or attributable or relating to: (i) changes in, or events generally affecting, the U.S. or global financial, securities or capital markets generally, (ii) general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its Subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy, inflation or commodity prices, (iii) changes or events, generally affecting the industries in which the Company or any of its Subsidiaries operate, (iv) any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, fires, volcanic eruption, epidemics, pandemics or disease outbreak or any Lockdown Measures or any change in such Lockdown Measures or interpretations thereof following the date of this Agreement or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof, (v) any failure by the Company or any of its Subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period, (vi) a decline in the price of the Common Shares, or a change in the trading volume of the Shares, on the New York Stock Exchange (“NYSE”), provided that the exceptions in clauses (v) and (vi) shall not prevent or otherwise affect a determination that any change, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Company Material Adverse Effect, (vii) changes in Law after the date hereof, (viii) changes in U.S. generally accepted accounting principles (“GAAP”) (or authoritative interpretation thereof) after the date hereof, (ix) the taking of any specific action expressly required by this Agreement or any actions taken at the request of Parent, including the consequences thereof, including the impact on any relationships with customers, suppliers, distributors, employees, partners, other third parties with whom the Company has a relationship (including, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees), (x) the announcement or pendency of this Agreement and the Merger, including the impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship, or employees (including, any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees) solely to the extent related to the identity of Parent, (xi) cybersecurity attacks or privacy violations, (xii) any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with this Agreement or any of the transactions contemplated hereby or any demand or proceeding for appraisal or the fair value of Common Shares or Series A Preferred Shares in connection with the transactions contemplated hereby, (xiii) the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with its employees, (xiv) the availability or cost of equity, debt or other financing to Parent, Merger Sub or the Surviving Corporation, (xv) supply chain disruptions generally affecting the industry in which the Company and its Subsidiaries conduct business or (xvi) Parent or Merger Sub’s breach of this Agreement; provided, however that the changes, effects, circumstances or developments set forth in the foregoing clauses (i), (ii), (iii), (iv), (vii), (viii) and (xv) shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred only to the extent such changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in the same regions in which the Company and its Subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

“Company Plan” means any benefit and compensation plan, policy, program or arrangement maintained, sponsored or contributed to by the Company or any of its Subsidiaries covering current or former employees of the Company and its Subsidiaries and current or former directors of the Company, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and any incentive and bonus, deferred compensation, stock purchase, employment, retirement, severance, restricted stock, stock option, stock appreciation right or stock based plans, excluding any statutory plans or arrangements and any plans or arrangements sponsored or maintained by a Governmental Entity.

“Contract” means any contract, agreement, lease, license, consent, settlement, note, mortgage, indenture, arrangement, understanding or other obligation that purports to be binding on any Person.

“Environmental Law” means any applicable Law relating to pollution, the protection of the environment or natural resources or, as it relates to the Release of or exposure to Hazardous Substances, public and employee health and safety.

“Existing Credit Agreements” means each of (i) the Amended and Restated Credit Agreement, dated as of August 14, 2024, by and among the Company, Oaktree Fund Administration, LLC, in its capacity as administrative agent, JPMorgan Chase Bank, N.A., in its capacity as collateral agent, and the lenders from time to time party thereto, and (ii) the Revolving Credit Agreement, dated as of December 15, 2022, by and among the Company, JPMorgan Chase Bank, in its capacities as administrative agent and collateral agent, the other borrowers from time to time party thereto and the lenders from time to time party thereto (the “Existing Revolving Credit Agreement”), in each case, as amended from time to time.

“Government Official” means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, and includes any official or employee of any government-owned entity, and any officer or employee of a public international organization, as well as any person acting in an official capacity for or on behalf of any such government or department, agency, or instrumentality, or for or on behalf of any such public international organization.

“Hazardous Substance” means any substance or material defined, identified or regulated as “toxic” or “hazardous” or as a “pollutant” or “contaminant” or words of similar meaning or regulatory effect under any Environmental Law, including asbestos, asbestos containing materials, polychlorinated biphenyls, petroleum, petroleum products, radiation, toxic mold, and per- and polyfluoroalkyl substances.

“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (i) for borrowed money (including deposits or advances of any kind to such Person under the Existing Credit Agreements); (ii) evidenced by bonds, debentures, notes or similar instruments; (iii) for capitalized leases or to pay the deferred and unpaid purchase price of property or equipment; (iv) pursuant to securitization or factoring programs or arrangements; (v) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person (other than between or among any of Parent and its wholly owned Subsidiaries or between or among the Company and its wholly owned Subsidiaries); (vi) under swaps, options, derivatives and other hedging agreements, transactions or arrangements (assuming they were terminated on the date of determination); or (vii) letters of credit, bank guarantees, and other similar Contracts or arrangements entered into by or on behalf of such Person to the extent they have been drawn upon.

“Information Technology Systems” means information technology and computer systems relating to the transmission, storage, maintenance, organization, presentation, generation, Processing or analysis of data and information.

“Intellectual Property” means, collectively, (i) patents and patent applications, (ii) registered or applied for trademarks or service marks and all related goodwill, (iii) domain names, (iv) copyrights and (v) trade secrets.

“Intervening Event” means any material change, event, development, circumstance or effect that (i) was not known to, or reasonably foreseeable by, the Board prior to the execution of this Agreement (or if known or reasonably foreseeable, the material consequences or magnitude of which were not known or reasonably foreseeable), which change, event, development, circumstance or effect, or any material consequence thereof, becomes known to, or reasonably foreseeable by, the Board prior to the receipt of the Company Requisite Vote at the Company Stockholders Meeting and (ii) does not relate to an Acquisition Proposal.

“Knowledge of Parent” means the actual knowledge of the individuals identified on Section 9.14(b) of the Parent Disclosure Letter.

“Knowledge of the Company” means the actual knowledge of the individuals identified on Section 9.14(a) of the Company Disclosure Letter.

“Law” means any federal, state, local, foreign or transnational law, statute or ordinance, common law, rule, regulation, constitution, treaty, convention, code, Order or other similar requirement enacted, adopted or applied by a Governmental Entity.

“Lien” means any and all liens, charges, pledges, security interests, claims, encumbrance, mortgages, deeds of trust, options, rights of first refusal or first offer, restrictions on transfer, hypothecations, easements, rights-of-way or encroachments of any nature whatsoever, whether voluntarily occurred or arising by operation of law.

“Lockdown Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to a pandemic or disease outbreak.

“Order” means any order, judgment, injunction, ruling, writ, award or decree of any Governmental Entity.

“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or its Subsidiaries.

“Parent Material Adverse Effect” means any state of facts, event, change, circumstance, development or effect that would or would reasonably be expected to, individually or in the aggregate, prevent, materially delay, materially impair or interfere with, or adversely affect the ability of Parent or Merger Sub to perform or comply with its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement on a timely basis.

“Permitted Liens” means (i) Liens for Taxes not yet due and payable or delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for in accordance with GAAP, (ii) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens arising in the ordinary course of business for amounts not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the financial statements have been established and provided for in accordance with GAAP, (iii) Liens affecting the interest of the grantor of any easements benefiting the Owned Real Property and non-monetary Liens of record attaching to real property, fixtures or leasehold improvements, in each case, that would not, individually or in the aggregate, reasonably be expected to materially impair the use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (iv) Liens granted pursuant to the Existing Credit Agreements and reflected in the Company Balance Sheet, (v) minor exceptions, defects or irregularities in title, easements, encroachments, overlaps, rights-of-way, covenants, restrictions, and other similar matters that would be apparent from a physical inspection or current, accurate survey of the applicable real property and other similar changes or encumbrances, in each case, that do not secure sums of money and that would not, individually or in the aggregate, reasonably be expected to materially impair the use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (vi) any non-exclusive license, covenant or other right to or under Intellectual Property, (vii) any Liens occurring under any applicable organizational documents, and (viii) zoning regulations, use restrictions, building codes or other land use Laws imposed or promulgated by any Governmental Entity having jurisdiction over the applicable real property.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Personal Data” means any information in any media that identifies a particular individual and any other definition of “personal data” or any similar term under any applicable Law.

“Preferred Ownership Percentage” means 3.5% of the issued and outstanding Units of Parent, without taking into account dilution from equity or equity equivalents issued under a management incentive plan.

“Processing” means the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical or administrative), disposal, destruction, disclosure or transfer (including cross-border) of any data, including Personal Data.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, disposal, discharge, dispersal, leaching, or migration into or through the indoor or outdoor environment.

“Shares” means Common Shares and Preferred Shares

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned by such Person and/or by one or more of its Subsidiaries.

“Superior Proposal” means any bona fide written Acquisition Proposal (with all references to “twenty percent (20%)” included in the definition of Acquisition Proposal deemed to be references to “fifty percent (50%)”) made by a third party after the date of this Agreement that did not result from a breach of Section 6.2(a), and that provides for payment in full of all amounts owed under the Existing Credit Agreements, and that the Board determines in good faith (after consultation with its outside legal counsel and financial advisor) (i) would be more favorable to the stockholders of the Company from a financial point of view than the Merger (taking into account all of the terms and conditions of, and the likelihood of completion of, such Acquisition Proposal and this Agreement (including, if applicable at the time of such determination, any changes to the financial terms of this Agreement then committed to in writing by Parent in response to such offer or otherwise)) and (ii) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal.

“Tax” (including, with correlative meanings, the terms “Taxes” and “Taxable”) means all federal, state, local and foreign taxes, profits, franchise, gross receipts, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, use, real and personal property, withholding, excise, value added, transfer, employee, estimated taxes, assessments in the nature of tax, in each case that is imposed by a Governmental Entity, including all interest and penalties, fines and additions to tax imposed in connection with any item described in this definition.

“Tax Return” means all returns and reports with respect to Taxes (including any information return, claim for refund, amended return, declaration of estimated Tax, election, disclosure or attachment thereto) supplied or required to be supplied to a Tax authority relating to Taxes.

“Unit” means a common unit representing limited liability company interests in Parent.

“WARN Act” means the Worker Adjustment and Retraining Notification Act and any similar state or local Law.

“Willful Breach” means (i) a breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the intent of causing a breach of this Agreement or (ii) subject to the satisfaction or waiver of the conditions to Closing set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at Closing), the willful or intentional failure of Parent or Merger Sub to promptly consummate the Merger in accordance with Section 1.2.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

By:	/s/ Majdi Abulaban
Name: Majdi Abulaban
Title: President and Chief Executive Officer

SUP PARENT HOLDINGS, LLC

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: President

SUP MERGER SUB, INC.

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: President

[Signature Page to Agreement and Plan of Merger]

Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of July 8, 2025, is entered into by and between Superior Industries International, Inc., a Delaware corporation (the “Company”), and TPG Growth III Sidewall, L.P., a Texas Limited Partnership (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and (iii) SUP Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and

WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of zero shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and 150,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), being all of the shares of Common Stock and Preferred Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and the Company hereby agree as follows:

1. Agreement to Vote the Owned Shares.

1.1 From and after the date hereof until the Outside Date (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Stockholder agrees to, and agrees to cause its applicable Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares as follows, unless the board of directors of the Company (the “Board”) has made (and not rescinded or withdrawn) a Change in Recommendation that amounts to a recommendation against item (a)(i) below (in which case the Stockholder will be permitted to vote the Owned Shares with respect to the following matters in any manner it chooses in its sole discretion): (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports) and (b) against (i) any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger

Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement and (ii) any Acquisition Proposal (which, for the avoidance of doubt, is not a Superior Proposal or an Acquisition Proposal for which the Board has made (and not rescinded or withdrawn) a Change in Recommendation) or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede or interfere with the consummation of the Merger and the other transactions contemplated by the Merger (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder shall cause all of the Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters and subject to Section 1.2, the Stockholder does not have any obligation to vote the Owned Shares in any particular manner and, with respect to such other matters (other than the Supported Matters, but subject to Section 1.2), the Stockholder shall be entitled to vote the Owned Shares in its sole discretion.

1.2 Notwithstanding anything in this Agreement to the contrary, the Stockholder shall not be required to vote (or cause to be voted) any of the Owned Shares to amend the Merger Agreement (including any schedule or exhibit thereto), or take any action that would reasonably be expected to result in an amendment or modification of the Merger Agreement, that: (a) decreases (in any amount) the Merger Consideration to be paid to the holders of Shares in connection with the Merger; (b) changes the kind of consideration to be paid to the holders of Shares in connection with the Merger; (c) extends the Termination Date four weeks beyond the latest date to which the Merger Agreement (as it exists on the date of this Agreement) contemplates extension of the Termination Date or (d) imposes any additional restrictions or conditions that would reasonably be expected to impede or delay the consummation of the Merger by the Termination Date (each of the foregoing, an “Adverse Amendment”).

1.3 Additional Documents.

(a) At or prior to the Closing, the Stockholder shall execute and deliver such additional documents and take all such further actions as reasonably required to effect the Stockholder’s receipt of the Preferred Stock Merger Consideration (as defined below), including the equity interests of Parent.

(b) At or prior to the Closing, the Company, the Stockholder and the other applicable parties shall enter into an agreement that provides for customary mutual releases, effective as of the Closing, in form and substance reasonably satisfactory to the parties thereto.

(c) The Stockholder hereby agrees that (i) receipt of the aggregate amount of the Preferred Stock Merger Consideration by the Stockholder shall constitute payment in full for all shares of Preferred Stock owned of record or beneficially by the Stockholder and (ii) at the Effective Time, each certificate and book-entry account formerly representing Series A Preferred Shares shall thereafter represent only the right to receive the Preferred Stock Merger Consideration, and the Stockholder shall cease to have any rights with respect to such Series A Preferred Shares, other than the right to receive the Preferred Stock Merger Consideration in accordance with Section 3.2(h) of the Merger Agreement.

2. Termination.

2.1 Automatic Termination. This Agreement shall automatically terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time (b) the valid termination of the Merger Agreement in accordance with its terms, and (c) a Fundamental Change (as defined below) (such earliest date, the “Outside Date”); provided that the provisions set forth in Section 1.3 and in Sections 11 through 22 shall survive the termination of this Agreement; provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach. For purposes herein, “Fundamental Change” means (a) the Merger Agreement, the RSA (as defined below) or any other agreement that seeks to or would alter the existing rights of holders of Series A Preferred Shares does not contemplate the holders of Series A Preferred Shares receiving in the aggregate at least (i) 3.5% of the New Common Equity (as defined in the Recapitalization Term Sheet (the “Recap Term Sheet”) attached to the Recapitalization Support Agreement, dated as of July 8, 2025, by and among the Company, each of its subsidiaries and certain other parties thereto (the “RSA”)), without taking into account dilution from equity or equity equivalents issued under the MIP (as defined in the Recap Term Sheet); provided, that, the Existing Term Loan Claims (as defined in the Recap Term Sheet) shall not be converted into Take Back Term Loans (as defined in the Recap Term Sheet) to any extent that would result in (x) the aggregate principal amount of funded debt (excluding, for the avoidance of doubt, unused revolver commitments, undrawn but outstanding letters of credit and obligations in respect of factoring facilities), preferred equity or other securities entitled to recover before the New Common Equity, in each case, of Reorganized Superior, and its subsidiaries immediately following the Effective Time less (y) the aggregate amount of unrestricted cash and cash equivalents of Reorganized Superior and its subsidiaries immediately following the Effective Time, exceeding the Net Leverage Cap (as defined in the Recap Term Sheet), and (ii) an amount equal to (x) the Aggregate Merger Consideration (as defined in the RSA) plus the aggregate consideration payable to the holders of Cash-Settled RSUs and Cash-Settled PSUs (assuming achievement of applicable performance metrics at the target level) in connection with the Merger, multiplied by (y) two (2), in cash, without interest thereon (the consideration contemplated in the foregoing clauses (i) and (ii), collectively, the “Preferred Stock Merger Consideration”), (b) the RSA has been terminated with respect to the Company or the Consenting Lenders, or (c) one or more proceedings under the United States Bankruptcy Code or other insolvency proceedings are commenced by the Company or its subsidiaries or by one or more other parties with respect to the Company or its subsidiaries that are not dismissed within 30 days of being commenced.

3. Certain Covenants.

3.1 Transfer of Shares. The Stockholder hereby covenants and agrees that, except as contemplated hereby, the Stockholder shall not (a) tender any of the Owned Shares into any tender or exchange offer, (b) directly or indirectly offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding, hedging or other arrangement with respect to the Transfer of, any of the Owned Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any of the Owned Shares into a voting trust or enter into a voting agreement with respect to any of the Owned Shares that is inconsistent with this Agreement, (d) commit or agree to take any of the foregoing actions or (e) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of delaying, preventing or disabling the Stockholder from performing its obligations under this Agreement in any material respect, in each case other than with respect to a Permitted Transfer; provided, however, that (x) the Stockholder shall give the Company written notice no less than five (5) Business Days prior to the time of such Permitted Transfer stating the name and address of the transferee and identifying the Owned Shares being transferred to the transferee and (y) such transferee shall execute a joinder (in form reasonably satisfactory to the Company) evidencing written agreement to be fully bound by the provisions hereof as if such transferee were an original signatory hereto. Any Transfer in violation of this Section 3.1 shall be void ab initio. If any involuntary Transfer of any of such Stockholder’s Owned Shares shall occur (including, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Owned Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement as if such transferee(s) were the Stockholder. Until the Outside Date, the Stockholder shall maintain sole voting and dispositive power over any Owned Shares of such Stockholder, other than any Owned Shares Transferred after the date hereof in accordance with the prior provisions of this Section 3.1. As used in this Agreement, “Permitted Transfer” shall mean a transfer of Owned Shares by the Stockholder to an Affiliate of the Stockholder, in each case, other than any portfolio company of the Stockholder.

3.2 Additional Owned Shares; Share Dividends. The Stockholder agrees that any of the Common Stock or Preferred Stock (or other voting securities of the Company or any other securities exchangeable for, or convertible into, Common Stock or any other voting securities of the Company, including any time-based restricted stock units, performance-based restricted stock units or any other equity awards issued pursuant to the Company Stock Plan) that the Stockholder purchases or with respect to which the Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Owned Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Owned Shares (it being understood, for the avoidance of doubt, that any such New Owned Shares shall be subject to the terms of this Agreement as though such New Owned Shares were owned by the Stockholder on the date hereof). For the avoidance of doubt, all references to “Owned Shares” contained herein shall be deemed to also include all “New Owned Shares”, if any. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Owned Shares, the terms “Owned Shares”, “New Owned Shares” and “Common Stock” shall be deemed to refer to and include such shares or interests as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, as applicable.

3.3 Disclosure. The Stockholder hereby consents to (a) the filing of this Agreement by the Company in the Proxy Statement or other disclosure documents, including any Form 8-K filed by the Company in connection with the execution of the Merger Agreement, required by applicable Law to be filed with the SEC, NYSE or any other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby and (b) the publication and disclosure by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC, NYSE or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of the Stockholder’s identity and ownership, this Agreement and the nature of the Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure. As promptly as practicable after obtaining knowledge thereof, the Stockholder shall notify the Company of any required corrections with respect to such information previously supplied by the Stockholder to the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

4.1 The Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of Texas. The Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by its board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

4.2 The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

4.3 No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

4.4 The Stockholder is the record and beneficial owner of the Owned Shares. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement.

4.5 Except for the representations and warranties of the Stockholder contained in this Section 4, the Stockholder is not making and has not made, and no other Person is making or has made on behalf of the Stockholder, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Stockholder nor any Person on behalf of the Company is making any express or implied representation or warranty with respect to the Stockholder or any of its Affiliates or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder as follows:

5.1 The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Board) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

5.2 The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the Company Certificate of Incorporation or Company Bylaws or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.

5.3 No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.

6. Waiver. The Stockholder hereby irrevocably (a) waives, to the fullest extent of the Law, and agrees not to assert any appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit A, with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement, and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against the Company, Merger Sub, Parent, or any of their respective successors, directors, managers or officers (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the closing of the Merger) or (ii) alleging breach of fiduciary duty by any member of the Board in connection with the negotiation and entry into the Merger Agreement, this Agreement or any other agreement or the transactions expressly contemplated thereby or hereby. The Stockholder further (w) waives any and all rights to receive any and all dividends to which the Stockholder would otherwise be entitled to receive under Section 3 (Dividends) of the Certificate of Designations, Preferences and Rights of Series A Perpetual Convertible Preferred Stock and Series B Perpetual Convertible Preferred Stock, dated as of May 22, 2017, of the Company (the “Certificate of Designations”), from the date of this Agreement and until the earlier to occur of the Effective Time or the valid termination of this Agreement, (x) waives any and all rights and remedies in connection with or related to the Merger (and any other transactions entered into by the Company in connection therewith, including the transactions contemplated by the Subscription Agreement), and/or the incurrence of indebtedness under the Existing Credit Agreements it may have, including those arising under the Certificate of Designations and the Investor Rights Agreement, dated as of May 22, 2017, between the Company and TPG Growth III Sidewall, L.P. (the “IRA”), including Sections 3 (Dividends), 8 (Redemption at Option of Holder), 12 (Notices) and 20 (No Impairment) of the Certificate of Designations and Sections 4 (Preemptive Rights) and 6(a) (Additional Agreements) of the IRA and applicable law until the valid termination of this Agreement, provided that nothing contained herein shall constitute a waiver of any rights or remedies the Stockholder may have under the Merger Agreement (including the right to receive the consideration set forth therein), this Agreement or any other agreements or transactions entered into by Stockholder related thereto., and (y) consents to the Company’s entry into the Merger Agreement and the Existing Credit Agreements and the transactions contemplated thereby.

7. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Outside Date, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to impose stop orders to prevent the Transfer of any of the Owned Shares in violation of this Agreement; provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Outside Date.

8. Further Assurances. The Stockholder and the Company shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Board may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

9. Legal Fees. At or prior to signing of this Agreement, the Company shall pay the accrued and unpaid, reasonable and documented fees and expenses of Kirkland & Ellis LLP and Kirkland & Ellis International LLP, as counsel to the Shareholder, in each case incurred in connection with the Transaction (as defined in the RSA) (which, for the avoidance of doubt, shall include reasonable and documented fees and expenses incurred in connection with review and negotiation of the RSA, the Recap Term Sheet, the Merger Agreement, and this Agreement), subject in all respects to the TPG Counsel Fee Cap and the Repayment Obligation (each as defined in the Recap Term Sheet).

10. Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to the Stockholder:

[redacted]

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP

333 W. Wolf Point Plaza

Chicago, IL 60654

Attention: Chad J. Husnick, P.C.

       David R. Gremling

Email: chad.husnick@kirkland.com

  dave.gremling@kirkland.com

if to the Company:

Superior Industries International, Inc.

26600 Telegraph Road Suite #400

Southfield, Michigan 48033

Attention: David M. Sherbin

   Senior Vice President, General Counsel, Chief Compliance

   Officer and Corporate Secretary

Email:  [redacted]

with copies to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention: Michael J. Aiello; Amanda Fenster

Email: michael.aiello@weil.com; amanda.fenster@weil.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

11. Interpretation. The section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. The Company and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement, and the parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

12. Entire Agreement. This Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

13. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

14. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (d) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (e) consents to service being made through the notice procedures set forth in Section 10. Each of the Company and the Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 10 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

15. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

16. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not timely perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

17. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Company against the Stockholder, in no event shall the Company or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

18. Severability. The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

19. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

20. Amendment. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

21. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any of the Owned Shares. All ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholder, and, except as otherwise provided herein, the Company shall have no authority to direct the Stockholder in the voting or disposition of any of the Owned Shares.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

TPG GROWTH III SIDEWALL, L.P.
By:	TPG Growth Gen Par III, L.P.,
its general partner

By:	TPG Growth Gen Par III Advisors, LLC,
its general partner

By:	/s/ Martin Davidson
Name: Martin Davidson
Title: Chief Accounting Officer

[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

By:	/s/ Majdi Abulaban
Name: Majdi Abulaban
Title: President and Chief Executive Officer

[Signature Page to Voting and Support Agreement]

EXHIBIT A

SECTION 262 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

§ 262. Appraisal rights For application of this section, see 81 Del. Laws, c. 354, § 17; 82 Del. Laws, c. 45, § 23; 82 Del. Laws, c. 256, § 24; 83 Del. Laws, c. 377, § 22; and 84 Del. Laws, c.98, § 16.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

8 Del. C. 1953, §  262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, §  24; 57 Del. Laws, c. 148, §§  27-29; 59 Del. Laws, c. 106, §  12; 60 Del. Laws, c. 371, §§  3-12; 63 Del. Laws, c. 25, §  14; 63 Del. Laws, c. 152, §§  1, 2; 64 Del. Laws, c. 112, §§  46-54; 66 Del. Laws, c. 136, §§  30-32; 66 Del. Laws, c. 352, §  9; 67 Del. Laws, c. 376, §§  19, 20; 68 Del. Laws, c. 337, §§  3, 4; 69 Del. Laws, c. 61, §  10; 69 Del. Laws, c. 262, §§  1-9; 70 Del. Laws, c. 79, §  16; 70 Del. Laws, c. 186, §  1; 70 Del. Laws, c. 299, §§  2, 3; 70 Del. Laws, c. 349, §  22; 71 Del. Laws, c. 120, §  15; 71 Del. Laws, c. 339, §§  49-52; 73 Del. Laws, c. 82, §  21; 76 Del. Laws, c. 145, §§  11-16; 77 Del. Laws, c. 14, §§  12, 13; 77 Del. Laws, c. 253, §§  47-50; 77 Del. Laws, c. 290, §§  16, 17; 79 Del. Laws, c. 72, §§  10, 11; 79 Del. Laws, c. 122, §§  6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15; 83 Del. Laws, c. 377, § 9; 84 Del. Laws, c. 98, § 9.

Exhibit 10.2

Final Form

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of [•], 2025, is entered into by and between Superior Industries International, Inc., a Delaware corporation (the “Company”), and [•], a [•] (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and (iii) SUP Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent; and

WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of [•] shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and the Company hereby agree as follows:

1. Agreement to Vote the Owned Shares.

1.1 From and after the date hereof until the Outside Date (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Stockholder agrees to, and agrees to cause its applicable Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares as follows, unless the board of directors of the Company (the “Board”) has made (and not rescinded or withdrawn) a Change in Recommendation that amounts to a recommendation against item (a)(i) below (in which case the Stockholder will be permitted to vote the Owned Shares with respect to the following matters in any manner it chooses in its sole discretion): (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports) and (b) against (i) any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the

Stockholder contained in this Agreement and (ii) any Acquisition Proposal (which, for the avoidance of doubt, is not a Superior Proposal or an Acquisition Proposal for which the Board has made (and not rescinded or withdrawn) a Change in Recommendation) or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede or interfere with the consummation of the Merger and the other transactions contemplated by the Merger (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder shall cause all of the Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters and subject to Section 1.2, the Stockholder does not have any obligation to vote the Owned Shares in any particular manner and, with respect to such other matters (other than the Supported Matters, but subject to Section 1.2), the Stockholder shall be entitled to vote the Owned Shares in its sole discretion.

1.2 Notwithstanding anything in this Agreement to the contrary, the Stockholder shall not be required to vote (or cause to be voted) any of the Owned Shares to amend the Merger Agreement (including any schedule or exhibit thereto), or take any action that would reasonably be expected to result in an amendment or modification of the Merger Agreement, that: (a) decreases (in any amount) the Merger Consideration to be paid to the holders of Shares in connection with the Merger; (b) changes the kind of consideration to be paid to the holders of Shares in connection with the Merger; (c) extends the Termination Date four weeks beyond the latest date to which the Merger Agreement (as it exists on the date of this Agreement) contemplates extension of the Termination Date or (d) imposes any additional restrictions or conditions that would reasonably be expected to impede or delay the consummation of the Merger by the Termination Date (each of the foregoing, an “Adverse Amendment”).

2. Termination. This Agreement shall automatically terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms (such earliest date, the “Outside Date”); provided that the provisions set forth in Sections 11 through 22 shall survive the termination of this Agreement; provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach.

3. Certain Covenants of the Stockholder.

3.1 Transfer of Shares. The Stockholder hereby covenants and agrees that, except as contemplated hereby, the Stockholder shall not (a) tender any of the Owned Shares into any tender or exchange offer, (b) directly or indirectly offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding, hedging or other arrangement with respect to the Transfer of, any of the Owned Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any of the Owned Shares into a voting trust or enter into a voting agreement with respect to any of the Owned Shares that is inconsistent with this Agreement, (d) commit or agree to take any of the foregoing actions or (e) take any action that would make any representation or warranty of the

Stockholder contained herein untrue or incorrect in any material respect or have the effect of delaying, preventing or disabling the Stockholder from performing its obligations under this Agreement in any material respect, in each case other than with respect to a Permitted Transfer; provided, however, that (x) the Stockholder shall give the Company written notice no less than five (5) Business Days prior to the time of such Permitted Transfer stating the name and address of the transferee and identifying the Owned Shares being transferred to the transferee and (y) such transferee shall execute a joinder (in form reasonably satisfactory to the Company) evidencing written agreement to be fully bound by the provisions hereof as if such transferee were an original signatory hereto. Any Transfer in violation of this Section 3.1 shall be void ab initio. If any involuntary Transfer of any of such Stockholder’s Owned Shares shall occur (including, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Owned Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement as if such transferee(s) were the Stockholder. Until the Outside Date, the Stockholder shall maintain sole voting and dispositive power over any Owned Shares of such Stockholder, other than any Owned Shares Transferred after the date hereof in accordance with the prior provisions of this Section 3.1. As used in this Agreement, “Permitted Transfer” shall mean a transfer of Owned Shares by the Stockholder to an Affiliate of the Stockholder[, in each case, other than any portfolio company of the Stockholder].

3.2 Additional Owned Shares; Share Dividends. The Stockholder agrees that any of the Common Stock (or other voting securities of the Company or any other securities exchangeable for, or convertible into, Common Stock or any other voting securities of the Company, including any time-based restricted stock units, performance-based restricted stock units or any other equity awards issued pursuant to the Company Stock Plan) that the Stockholder purchases or with respect to which the Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Owned Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Owned Shares (it being understood, for the avoidance of doubt, that any such New Owned Shares shall be subject to the terms of this Agreement as though such New Owned Shares were owned by the Stockholder on the date hereof). For the avoidance of doubt, all references to “Owned Shares” contained herein shall be deemed to also include all “New Owned Shares”, if any. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Owned Shares, the terms “Owned Shares”, “New Owned Shares” and “Common Stock” shall be deemed to refer to and include such shares or interests as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, as applicable.

3.3 Disclosure. The Stockholder hereby consents to (a) the filing of this Agreement by the Company in the Proxy Statement or other disclosure documents, including any Form 8-K filed by the Company in connection with the execution of the Merger Agreement, required by applicable Law to be filed with the SEC, NYSE or any other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby and (b) the publication and disclosure by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC, NYSE or other

Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of the Stockholder’s identity and ownership, this Agreement and the nature of the Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure. As promptly as practicable after obtaining knowledge thereof, the Stockholder shall notify the Company of any required corrections with respect to such information previously supplied by the Stockholder to the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

4.1 [The Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of [•]]. [The Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by its board of directors or applicable corporate bodies)] [The Stockholder has all necessary power, authority and legal capacity] to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby[, and no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement]. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

4.2 The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (i) [conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii)] conflict with or result in a violation or breach of any applicable Law, [(ii)][(iii)] require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or [(iv)] result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses [(ii), (iii) and (iv)] above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

4.3 No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

4.4 The Stockholder is the record and beneficial owner of the Owned Shares. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement.

4.5 Except for the representations and warranties of the Stockholder contained in this Section 4, the Stockholder is not making and has not made, and no other Person is making or has made on behalf of the Stockholder, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Stockholder nor any Person on behalf of the Company is making any express or implied representation or warranty with respect to the Stockholder or any of its Affiliates or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder as follows:

5.1 The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Board) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.

5.2 The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the Company Certificate of Incorporation or Company Bylaws or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.

5.3 No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.

6. Stockholder Capacity. This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder or any of its Affiliates (i) who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders (including, for the avoidance of doubt, with respect to any actions taken by the Stockholder in respect of the exercise of any rights or obligations of the Company or the board of directors of the Company pursuant to, and in accordance with, Section 6.2 (Acquisition Proposals) of the Merger Agreement) or (ii) to take any action in any capacity other than as a stockholder of the Company.

7. Waiver. The Stockholder hereby (a) irrevocably waives, to the fullest extent of the Law, and agrees not to assert any appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit A, with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement, and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against the Company, Merger Sub, Parent, or any of their respective successors, directors, managers or officers (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the closing of the Merger) or (ii) alleging breach of fiduciary duty by any member of the Board in connection with the negotiation and entry into the Merger Agreement, this Agreement or any other agreement or the transactions expressly contemplated thereby or hereby.

8. Spousal Consent. If the Stockholder is a married individual and any of his or her Owned Shares constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, the Stockholder shall deliver to the Company, concurrently herewith, a duly executed consent of the Stockholder’s spouse, in the form attached hereto as Exhibit B.

9. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Outside Date, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to impose stop orders to prevent the Transfer of any of the Owned Shares in violation of this Agreement; provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Outside Date.

10. Further Assurances. The Stockholder and the Company shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Board may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

11. Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

if to the Stockholder:

[•]

[•] Attention: [•]

Email:     [•]

with copies to (which shall not constitute notice):

[•]

[•] Attention: [•]

Email:     [•]

if to the Company:

Superior Industries International, Inc.

26600 Telegraph Road Suite #400

Southfield, Michigan 48033

Attention:  David M. Sherbin

     Senior Vice President, General Counsel, Chief Compliance

     Officer and Corporate Secretary

Email:   [redacted]

with copies to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention:  Michael J. Aiello; Amanda Fenster

Email:    michael.aiello@weil.com; amanda.fenster@weil.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

12. Interpretation. The section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. The Company and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement, and the parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

13. Entire Agreement. This Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

14. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

15. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (d) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (e) consents to service being made through the notice procedures set forth in Section 11. Each of the Company and the Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 11 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

17. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not timely perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

18. Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Company against the Stockholder, in no event shall the Company or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

19. Severability. The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

20. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

21. Amendment. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

22. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any of the Owned Shares. All ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholder, and, except as otherwise provided herein, the Company shall have no authority to direct the Stockholder in the voting or disposition of any of the Owned Shares.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

[STOCKHOLDER]
By:

By:
Name:
Title:

[COMPANY]

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

EXHIBIT A

SECTION 262 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

§ 262. Appraisal rights For application of this section, see 81 Del. Laws, c. 354, § 17; 82 Del. Laws, c. 45, § 23; 82 Del. Laws, c. 256, § 24; 83 Del. Laws, c. 377, § 22; and 84 Del. Laws, c.98, § 16.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15; 83 Del. Laws, c. 377, § 9; 84 Del. Laws, c. 98, § 9.

Exhibit B

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of: _________________________ and that the undersigned is familiar with the terms of the Voting and Support Agreement (the “Agreement”), entered into as of [●], 2025, by and among Superior Industries International, Inc., a Delaware corporation (the “Company”) and the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:____________________, 2025
Name:

Exhibit 10.3

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT, dated as of July 8, 2025 (this “Agreement”), by and between Superior Industries International, Inc., a Delaware corporation (the “Company”), and SUP Parent Holdings, LLC, a Delaware limited liability company (the “Purchaser”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

WHEREAS, the Company, Purchaser and SUP Merger Sub, Inc. (“Merger Sub”) have entered into that certain Agreement and Plan of Merger, dated on or about the date hereof (the “Merger Agreement”), pursuant to which the Company shall merge with and into Merger Sub, with the Company surviving as a wholly owned subsidiary of the Purchaser (the “Merger”).

WHEREAS, prior to consummation of the Merger, the Purchaser desires to acquire from the Company, and the Company desires to issue and sell to the Purchaser, the number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) set forth in Section 1.1, subject to the terms and conditions of this Agreement (the “Issuance”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE; SUBSCRIPTION CLOSING

Section 1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Subscription Closing (as defined below), the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, (x) 7,600,000 shares of Common Stock or (y) such other number of shares of Common Stock as may be mutually agreed in writing by the Company and the Purchaser on or before the Subscription Closing (the “Shares”), in exchange for the payment in cash by the Purchaser of an amount that is equal to the number of Shares multiplied by the Common Stock Merger Consideration as set forth in the Merger Agreement (the “Purchase Price”). The parties hereto agree that the number of Shares to be purchased by the Purchaser and sold and issued by the Company to the Purchaser shall not exceed more than (i) 20.00% of the voting power of the total outstanding capital stock of the Company after the issuance of the Shares, which 20.00% shall include 473,264 shares of Common Stock owned by an equityholder of Purchaser, which shall be deemed to be beneficially owned by Purchaser for purposes of calculating the voting power of Purchaser in this clause (i).

Section 1.2 Subscription Closing. The purchase of the Shares contemplated by this Agreement (the “Subscription Closing”) shall take place on the date that is one (1) Business Day prior to the record date (the “Record Date”) that will be set by the Board of Directors (the “Board”) of the Company for the special meeting of the stockholders of the Company to consider and vote on the Merger and the Merger Agreement. At least three (3) Business Days prior to the Record Date, the Company shall deliver written notice to the Purchaser (the “Closing Notice”) specifying the (i) expected date upon which the Subscription Closing shall occur, (ii) number of Shares that shall be issued to the Purchaser at the Subscription Closing (as calculated in accordance with Section 1.1), and (iii) wire instructions for delivery of the Purchase Price to the Company. At the Subscription Closing, the Company shall issue to the Purchaser the Shares, against delivery to the Company of the Purchase Price by wire transfer of immediately available funds to an account designated by the Company prior to the Subscription Closing (it being understood that the Purchase Price shall be wired concurrently with the issuance of the applicable Shares).

Section 1.3 Adjustment to Closing Notice. If, following the delivery of the Closing Notice but prior to the Subscription Closing, the number of Shares to be issued to the Purchaser specified in such Closing Notice does not accurately reflect the number of Shares that are required to be issued to Purchaser in accordance with Section 1.1, the Company shall, as promptly as practical, deliver to the Purchaser a revised Closing Notice (“Revised Closing Notice”) which shall reflect the correct number of Shares to be issued to the Purchaser at the Subscription Closing.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants to the Company as follows:

Section 2.1 Organization and Standing. The Purchaser is duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

Section 2.2 Authority. The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms.

Section 2.3 No Conflict. The execution and delivery by the Purchaser of this Agreement does not, and the consummation by the Purchaser of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (a) the Purchaser’s organizational documents, (b) any judgment, order, decree, statute, rule, regulation or other Law applicable to the Purchaser or (c) any contract, agreement or instrument by which the Purchaser is bound. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

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Section 2.4 Access to and Evaluation of Information Concerning the Company. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of acquiring the Shares, including the risk that the Purchaser could lose the entire value of the Shares, and has so evaluated the merits and risks of such acquisition. The Purchaser, to the extent the Company possesses such information, has received all information which the Purchaser believes to be necessary in order to reach an informed decision as to the advisability of acquiring the Shares and has had answered to the Purchaser’s satisfaction any and all questions regarding such information. The Purchaser has made such independent investigation of the Merger, the Company, its management, and related matters as it deems to be necessary or advisable in connection with the acquisition of the Shares, and is able to bear the economic and financial risk of acquiring the Shares (including the risk that the Purchaser could lose the entire value of the Shares). In furtherance of the foregoing, the Purchaser represents and warrants that (i) except for any representation or warranty of the Company contained in the Merger Agreement or any attachments, schedules and exhibits thereto or documents delivered in connection with the Merger Agreement, no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of the Company or any of its Affiliates or as to the desirability or value of an investment in the Company has been made to the Purchaser by or on behalf of the Company or any of its Affiliates and (ii) the Purchaser has relied upon his or its own independent appraisal and investigation, and the advice of the Purchaser’s own counsel, tax advisors and other advisors, regarding the risks of an investment in the Company.

Section 2.5 Accredited Investor; No Public Distribution Intent. The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Purchaser is purchasing the Shares for the Purchaser’s own benefit and account for investment purposes only and not with a view to, or for resale in connection with, a public offering or distribution thereof.

Section 2.6 Restricted Securities. The Purchaser understands that (a) the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and the Shares will not be registered at the time of their issuance under the Securities Act or any securities or “blue sky” laws of any state, (b) that the Shares may not be resold, transferred, pledged or otherwise disposed of by Purchaser absent an effective registration statement under the Securities Act except pursuant to an applicable exemption from the registration requirements of the Securities Act, and in each case, in accordance with any applicable securities laws of the states and other jurisdictions of the United States, (c) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration and (d) the offer and sale of the Shares are being made in reliance on one or

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more exemptions for private offerings under the Securities Act and applicable securities Laws which exemption may depend upon, among other things, the bona fide nature of the Purchaser’s investment intent and representations as expressed herein. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares. Accordingly, the Purchaser must bear the economic and financial risk of an investment in the Shares for an indefinite period of time.

Section 2.7 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Purchaser or any of its affiliates in connection with the transactions contemplated by this Agreement.

Section 2.8 No Other Representations. Other than the representations and warranties of the Company set forth in Article III, neither the Company nor any other person or entity makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to the Purchaser by or on behalf of the Company with respect to the issuance of the Shares contemplated hereby, and, except for such representations or warranties in Article III, nothing contained in any documents provided or statements made by or on behalf of the Company to the Purchaser is, or shall be relied upon as, a promise or representation by the Company or any other person or entity that any such information is accurate or complete with respect to the purchase of the Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as follows:

Section 3.1 Organization and Standing. The Company is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

Section 3.2 Authority. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby has been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

Section 3.3 No Conflict. The execution and delivery by the Company of this Agreement does not, and the consummation by the Company of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (a) the Company’s certificate of incorporation or by-laws, (b) any judgment, order, decree, statute, rule, regulation or other Law applicable to the Company or (c) any contract, agreement or instrument by which the Company is bound. No consent, approval, order or

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authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

Section 3.4 Validity of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company’s governing and organizational documents or the Laws of the State of Delaware, and shall be free and clear of all encumbrances and restrictions, except for restrictions imposed by applicable securities Laws.

Section 3.5 Share Issuance. Assuming the accuracy of the representations of the Purchaser contained herein, the Shares will be exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act.

Section 3.6 Capital Structure. The authorized capital stock of the Company consists of (x) 100,000,000 of Common Stock and (y) 1,000,000 of Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of which 150,000 shares have been designated as Series A Preferred Shares (“Series A Preferred Shares”). As of the close of business on July 3, 2025 (the “Capitalization Date”), (i) 29,698,422 shares of Common Stock were issued and outstanding and (ii) 150,000 Series A Preferred Shares were issued and outstanding and no other Preferred Shares were issued or outstanding.

ARTICLE IV

CONDITIONS

Section 4.1 Conditions to Subscription Closing of Company. The Company’s obligations to sell and issue the Shares at the Subscription Closing are subject to the fulfillment or (to the extent permitted by applicable Law) written waiver by Purchaser, on or prior to the Subscription Closing, of each of the following conditions:

(a) Representations and Warranties Correct. The representations and warranties made by Purchaser in ARTICLE II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Subscription Closing (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

(b) Compliance with Covenants. Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Subscription Closing.

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(c) Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Entity, statute, rule or regulation enjoining or prohibiting the consummation of the transactions contemplated by this Agreement.

(d) Subscription Documents. Purchaser shall have furnished, executed and delivered to the Company’s transfer agent or the Depository Trust Company, as applicable, the Subscription Documents and Information.

Section 4.2 Conditions to Subscription Closing of Purchaser. Purchaser’s obligation to purchase the Shares at the Subscription Closing is subject to the fulfillment or (to the extent permitted by applicable Law) written waiver by Purchaser, on or prior to the Subscription Closing, of each of the following conditions:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in ARTICLE III hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Subscription Closing (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

(b) Compliance with Covenants. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Subscription Closing.

(c) Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Entity, statute, rule or regulation enjoining or prohibiting the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS

Section 5.1 Agreement to Vote. If applicable, from and after the Subscription Closing and until the consummation of any transaction that constitutes a Superior Proposal that the Company validly enters into pursuant to an Alternative Acquisition Agreement in accordance with the terms of Section 6.2 of the Merger Agreement (such transaction, an “Alternative Acquisition”), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to an Alternative Acquisition Agreement or any other transactions contemplated by an Alternative Acquisition Agreement, if the Board has made a Change in Recommendation that amounts to a recommendation for item (a)(i) below, the Purchaser agrees to, and agrees to cause its applicable Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to

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be voted (including via proxy) or consents to be executed with respect to) all of the Shares as follows: (a) in favor of (“for”) (i) the Alternative Acquisition and the adoption of the Alternative Acquisition Agreement and (ii) each of the other actions contemplated by the Alternative Acquisition Agreement or necessary or desirable in furtherance of the Alternative Acquisition and the other transactions contemplated by the Alternative Acquisition Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports) and (b) against (i) any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Alternative Acquisition under the Alternative Acquisition Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Alternative Acquisition Agreement, and (ii) any proposal to enter into any other transaction, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede or interfere with the consummation of the Alternative Acquisition and the other transactions contemplated by the Alternative Acquisition Agreement (clauses (a) and (b) collectively, the “Supported Matters”). The Purchaser shall cause all of the Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 5.1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters, the Purchaser does not have any obligation to vote the Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), the Purchaser shall be entitled to vote the Shares in its sole discretion.

Section 5.2 Consideration for Shares in Alternative Acquisition. In the event the Company engages in an Alternative Acquisition as permitted by Section 6.2 of the Merger Agreement, the parties hereby agree that Purchaser shall be entitled to receive at the closing of such Alternative Acquisition as consideration for the Shares to be paid in connection with such Alternative Acquisition, an amount that is equal to the Purchase Price that the Purchaser paid to acquire the Shares in accordance with this Agreement.

Section 5.3 Purchaser Cooperation. Purchaser shall cooperate with the Company in good faith to furnish such information and execute and deliver such agreements, certificates, instruments and other documents (collectively, the “Subscription Documents and Information”), in each case, as may be reasonably necessary or advisable in connection with the issuance of uncertificated Subscription Shares or as may be reasonably requested by the Company’s transfer agent or the Depository Trust Company.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Successors and Assigns. Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void.

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Section 6.2 Waiver, Amendment. Subject to applicable Law, any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law. Subject to the provisions of applicable Law, this Agreement may be amended, modified or supplemented in writing by the parties hereto.

Section 6.3 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of non-delivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:

(i)	if to the Purchaser, to:

[redacted]

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention:	Kenneth Schneider; Samuel Welt; Brian Hermann; Jacob Adlerstein
Email:	kschneider@paulweiss.com; swelt@paulweiss.com; hermann@paulweiss.com; adlerstein@paulweiss.com

(ii)	if to the Company, to:

Superior Industries International, Inc.

26600 Telegraph Road Suite #400

Southfield, Michigan 48033

Attention:	David M. Sherbin
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Email:	[redacted]

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention:	Michael J. Aiello; Amanda Fenster
Email:	michael.aiello@weil.com; amanda.fenster@weil.com

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or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

Section 6.4 Entire Agreement. This Agreement and the Merger Agreement and any attachments, schedules and exhibits or other certificates or instruments to be delivered hereunder or thereunder, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

Section 6.5 Severability. The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.6 Governing Law and Venue; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.

(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit, arbitration or proceeding by or before any Governmental Entity (each, an “Action”) relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an

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inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 6.3. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6.3 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.

(c) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF OF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

Section 6.7 Term. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Merger Agreement is validly terminated in accordance with its terms and (ii) the mutual written agreement of each of the parties hereto to terminate this Agreement; provided that no such termination shall relieve any party hereto from any liability for damages resulting from Willful Breach prior to such termination by any party hereto or from fraud.

Section 6.8 Representation by Counsel. Each of the parties has been represented by and has had an opportunity to consult legal counsel in connection with the negotiation and execution of this Agreement. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or arbitrator or any governmental authority by reason of such party having drafted or being deemed to have drafted such provision.

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Section 6.9 Further Assurances. The Company and the Purchaser hereby agree, at the request of the other party, to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts, taken together, shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

By:	/s/ Majdi Abulaban
Name: Majdi Abulaban
Title: President and Chief Executive Officer

[Signature Page to Subscription Agreement]

SUP PARENT HOLDINGS, LLC

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: President

[Signature Page to Subscription Agreement]

Exhibit 10.4

Execution Version

RECAPITALIZATION SUPPORT AGREEMENT

This RECAPITALIZATION SUPPORT AGREEMENT (together with all exhibits, schedules, and attachments hereto, as each may be amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of July 8, 2025, is entered into by and among:

(a) Superior Industries International, Inc. (“Superior”) and each of its subsidiaries (together with Superior, collectively, the “Company” and each a “Company Party”); and

(b) the beneficial and record owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners or record owners, as applicable) of Term Loan Obligations (as defined below), in each case, as identified on the signature pages hereto or that have executed a Joinder Agreement (as defined below) (the “Consenting Term Loan Lenders”).

Subject to Section 3 hereof, the Company and each Consenting Term Loan Lender are referred to herein collectively as the “Parties” and each individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Recapitalization Term Sheet (as defined below).

RECITALS

WHEREAS, the Parties have engaged in arm’s-length, good faith discussions regarding a comprehensive recapitalization of the Company;

WHEREAS, the Parties have agreed to a transaction (the “Transaction”) involving (i) the partial equitization of the term loans under the Existing Credit Agreement and (ii) a recapitalization of the Company, subject to the terms and conditions of this Agreement and the terms set forth in the term sheet attached hereto as Exhibit A (as may be amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof, the “Recapitalization Term Sheet”);

WHEREAS, the Company intends to implement the Transaction on either (i) a consensual out-of-court basis (the “Out-of-Court Structure”), without recourse to proceedings under title 11 of the United States Code (the “Bankruptcy Code”) or (ii) an in-court basis (the “Chapter 11 Structure”) through prepackaged or prearranged cases for Superior and certain other Company Parties, if any (collectively, the “Debtors”), under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in a United States Bankruptcy Court where venue is appropriate for the Chapter 11 Cases and as determined in consultation with the Requisite Consenting Term Loan Lenders (the “Bankruptcy Court”);

WHEREAS, it is contemplated that, as described in the Recapitalization Term Sheet, the Transaction shall be implemented through (i) an Out-of-Court Structure or (ii) a Plan (as defined below), including a solicitation of votes thereon (the “Solicitation”), as part of the Chapter 11 Cases, in each case, in accordance with this Agreement and the terms set forth in the Recapitalization Term Sheet;

WHEREAS, as of the date hereof, the Consenting Term Loan Lenders are the lenders of record of, and are the sole beneficial owners of, in the aggregate, 100% of the aggregate outstanding principal amount of the Term Loan Obligations; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment specifically as set forth in the Recapitalization Term Sheet and this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Certain Definitions. The following terms used in this Agreement shall have the following definitions:

(a)	“Ad Hoc Term Loan Lender Group” means the ad hoc group of certain holders of Term Loan Obligations represented by Paul, Weiss, Rifkind, Wharton & Garrison LLP.

(b)	“Administrative Agent” means Oaktree Fund Administration, LLC, as administrative agent under the Existing Credit Agreement.

(c)	“Affiliate” means “Affiliate” as defined in the Merger Agreement.

(d)

“Alternative Transaction” means any new money investment, restructuring, reorganization, merger, amalgamation, acquisition, consolidation, dissolution, winding up, assignment for the benefit of creditors, debt investment, equity investment, joint venture, partnership, sale, plan proposal, liquidation, tender offer, recapitalization, plan of reorganization, share exchange, business combination, or similar transaction involving the Company or the debt, equity, or other interests in any one or more Company Party that, in each case, is not the Transaction. For the avoidance of doubt, the Merger shall not constitute an Alternative Transaction.

(e)	“Board” means the board of directors of Superior.

(f)

“Bridge Loan Obligations” means, without duplication, (a) the “Obligations” as defined in the Existing Credit Agreement solely related to the Amendment No. 2 Delayed Draw Term Loans and (b) any incremental “Obligations” as defined in and under the Existing Credit Agreement incurred by the Company with respect to additional Amendment No. 2 Delayed Draw Term Loans or any other tranche of Loans under the Existing Credit Agreement following the Support Effective Date.

(g)	“Business Day” means any day other than a Saturday, a Sunday, or any other day on which banking institutions in New York, NY are authorized or required by law or executive order to close.

(h)	“Certificate of Designations” means “Certificate of Designations” as defined in the TPG Voting Agreement.

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(i)	“Claim” means a “claim,” as defined in section 101(5) of the Bankruptcy Code, as against the Company Parties.

(j)	“Collateral Agent” means JPMorgan Chase Bank, N.A., as collateral agent under the Existing Credit Agreement.

(k)

“Confirmation Order” means the order of the Bankruptcy Court confirming the Plan in the Chapter 11 Cases and, as applicable, approving the Disclosure Statement and Solicitation, that is reasonably acceptable to the Requisite Consenting Term Loan Lenders.

(l)	“Consenting Parties” means, collectively, the Consenting Term Loan Lenders and, solely during the TPG Support Period, TPG.

(m)	“Consenting Party Advisors” means, collectively, the Consenting Term Loan Lender Advisors and, solely during the TPG Support Period, TPG Counsel.

(n)	“Consenting Term Loan Lender Advisors” means, collectively, (i) the Consenting Term Loan Lender Counsel and (ii) Riveron RTS, LLC, as financial advisor to the Ad Hoc Term Loan Lender Group.

(o)	“Consenting Term Loan Lender Counsel” means Paul, Weiss, Rifkind, Wharton & Garrison LLP, as counsel to the Ad Hoc Term Loan Lender Group.

(p)	“DIP Financing” shall mean “DIP Facility” as such term is defined in the Recapitalization Term Sheet.

(q)	“DIP Obligations” shall mean “DIP Facility Claims” as such term is defined in the Recapitalization Term Sheet.

(r)

“DIP Orders” shall mean (i) the interim order authorizing the Debtors’ use of cash collateral and approving the DIP Financing (if any) and (ii) the final order authorizing the Debtors’ use of cash collateral and approving the DIP Financing (if any), in each case reasonably acceptable to the Requisite Consenting Term Loan Lenders.

(s)	“Disclosure Statement” means the disclosure statement in respect of the Plan, including all exhibits and schedules thereto.

(t)	“Disclosure Statement Order” means the order approving the Disclosure Statement and the Solicitation Materials that is reasonably acceptable to the Requisite Consenting Term Loan Lenders.

(u)

“Effective Time” means (i) the time at which all conditions to the effectiveness of the Plan (in the event that the Transaction is implemented through a Chapter 11 Structure) have been satisfied or waived in accordance with the terms thereof and the Plan is consummated or (ii) the “Effective Time,” as such term is defined in the Merger Agreement (in the event that the Transaction is implemented through an Out-of-Court Structure).

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(v)	“Entity” means an “entity,” as defined in section 101(15) of the Bankruptcy Code.

(w)	“Existing Common Equity” means the shares of common stock, par value $0.01 per share, of Superior, issued and outstanding as of immediately prior to the Effective Time.

(x)

“Existing Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of August 14, 2024 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), by and among Superior, as borrower, the Administrative Agent, the Collateral Agent, and the lenders from time to time party thereto.

(y)	“Existing Credit Agreement Agents” means, collectively, the Administrative Agent and the Collateral Agent.

(z)	“Existing Preferred Equity” means the shares of preferred stock, par value $0.01 per share, of Superior, issued and outstanding as of immediately prior to the Effective Time.

(aa)

“Existing Revolving Credit Agreement” means that certain Revolving Credit Agreement, dated as of December 15, 2022 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time), among Superior, as borrower, the other borrowers from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, lender and issuing bank, and the other lenders and issuing banks from time to time party thereto.

(bb)	“Existing Revolving Credit Agreement Amendment” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(cc)	“Existing Revolving Credit Facility” means the revolving credit facility under the Existing Revolving Credit Agreement.

(dd)

“First Day Pleadings” means the substantive “first day” pleadings, including all orders pursuant thereto, that the Debtors determine are necessary or desirable to file with the Bankruptcy Court to seek various relief in connection with the commencement of the Chapter 11 Cases, including the orders relating thereto.

(ee)	“In-Court Preferred Shareholder Equity Distribution” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(ff)

“Interest” means any equity interest of the Company, including all ordinary shares, units, common stock, preferred stock, membership interest, partnership interest, or other instrument, evidencing any fixed or contingent ownership interest in the Company, whether or not transferable, including any option, warrant, or other right, contractual or otherwise, to acquire any such interest in the Company, that existed immediately prior to the Effective Time.

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(gg)	“Merger” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(hh)	“Merger Agreement” means the merger agreement attached hereto as Exhibit D (as may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof).

(ii)	“Merger Sub” means “Merger Sub” as defined in the Merger Agreement.

(jj)	“New Equity” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(kk)

“New Organizational Documents” means the forms of certificates of incorporation, certificates of formation, bylaws, limited liability company agreements, and other forms of organizational documents, as applicable, of Superior TopCo, which shall contain the terms set forth on the term sheet annexed hereto as Exhibit E (the “Governance Term Sheet”) in the event that the Transaction is implemented through the Out-of-Court Structure and shall contain substantially similar terms to those set forth on the Governance Term Sheet with any necessary conforming changes to account for the Chapter 11 Structure in the event that the Transaction is implemented through the Chapter 11 Structure.

(ll)	“New Revolving Credit Facility” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(mm)	“Other Term Loan Obligations” means the “Obligations” as defined in the Existing Credit Agreement, other than those constituting Bridge Loan Obligations.

(nn)	“Out-of-Court Milestones” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(oo)	“Out-of-Court Preferred Shareholder Equity Distribution” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(pp)	“Parent” means “Parent” as defined in the Merger Agreement.

(qq)

“Permitted TPG Transfer” means a Transfer (as defined below) of any of TPG’s Claims or Interests, including the Owned Shares (as defined below), by TPG to an Affiliate of TPG, in each case other than any portfolio company of TPG, and provided that, in each case, (x) TPG gives the Company written notice no less than five (5) Business Days prior to the time of such Transfer stating the name and address of the transferee and identifying the Claims and/or Interests being transferred to the transferee and (y) such transferee executes a joinder (in substantially the form of the TPG Joinder) evidencing written agreement to be fully bound by the provisions hereof as if such transferee were an original signatory to the TPG Joinder.

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(rr)

“Plan” means, in the event that the Transaction is implemented through a Chapter 11 Structure, the prepackaged or prearranged chapter 11 plan of reorganization for the Debtors implementing the Transaction, including all appendices, exhibits, schedules, and supplements thereto, as may be modified from time to time in accordance with the terms hereof and thereof.

(ss)	“Petition Date” means the date on which the Chapter 11 Cases, if any, are commenced.

(tt)

“Qualified Marketmaker” means an Entity that (i) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Claims against or Interests in the Company Parties (or enter with customers into long and short positions in Claims against or Interests in the Company Parties), in its capacity as a dealer or marketmaker in Claims against or Interests in the Company Parties and (ii) is, in fact, regularly in the business of making a market in claims against or interests in issuers or borrowers (including debt securities or other debt).

(uu)	“Recapitalization Term Sheet” shall have the meaning ascribed to it in the Recitals.

(vv)	“Requisite Consenting Parties” means, as of the date of determination, the Requisite Consenting Term Loan Lenders and, solely during the TPG Support Period, TPG.

(ww)	“Requisite Consenting Term Loan Lenders” means, as of the date of determination, the Required Lenders (as such term is defined in the Existing Credit Agreement).

(xx)

“Restructuring Proceeding” means the appointment of an administrator, liquidator, provisional liquidator, bankruptcy or proposal trustee, receiver, administrative receiver, or similar officer in respect of any Company Party, or the winding up, liquidation, provisional liquidation, dissolution, administration, reorganization, composition, compromise, or arrangement of or with any Company Party, or any equivalent or analogous appointment or proceedings under the law of any other jurisdiction.

(yy)	“Revolving Lenders” means the lenders party to the Existing Revolving Credit Agreement.

(zz)	“SEC” means the U.S. Securities and Exchange Commission.

(aaa)	“Solicitation Materials” means collectively, the Disclosure Statement and the related solicitation materials.

(bbb)	“Subject Contracts” means the Contracts set forth on Section 7.2(e) of the Company Disclosure Letter (each as defined in the Merger Agreement).

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(ccc)	“Subscription Agreement” means that certain Subscription Agreement, by and between Superior and SUP Parent Holdings, LLC, a Delaware limited liability company.

(ddd)	“Superior TopCo” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(eee)	“Support Period” means the period commencing on the Support Effective Date and ending on the date on which this Agreement is terminated in accordance with Section 9.

(fff)	“Take Back Term Loans” shall have the meaning ascribed to it in the Recapitalization Term Sheet.

(ggg)	“Term Loan Lenders” means the lenders party to the Existing Credit Agreement.

(hhh)	“Term Loan Obligations” means the Bridge Loan Obligations and the Other Term Loan Obligations.

(iii)	“TPG” means TPG Growth III Sidewall, L.P.

(jjj)	“TPG Counsel” means Kirkland & Ellis LLP and Kirkland & Ellis International LLP.

(kkk)	“TPG Joinder Agreement” means the joinder agreement attached hereto as Exhibit C.

(lll)	“TPG Joinder Effective Time” means the “Joinder Effective Time” as defined in the TPG Joinder Agreement.

(mmm)	“TPG Support Period” means the period commencing upon the TPG Joinder Effective Time and ending on the date on which this Agreement is terminated as to TPG in accordance with Section 9.

(nnn)	“TPG Voting Agreement” means that certain Voting and Support Agreement, by and between the Superior and TPG.

(ooo)	“Voting Deadline” means the deadline to submit votes to accept or reject the Plan.

(ppp)	“Weil” means Weil Gotshal & Manges LLP, as counsel to the Company Parties.

2. Support Effective Date. Subject to Section 3 hereof, this Agreement shall become effective, and the obligations contained herein shall become binding upon the Parties, upon the first date (such date, the “Support Effective Date”) that this Agreement has been executed by (a) Superior and (b) the Consenting Term Loan Lenders holding, in aggregate, all of the aggregate outstanding principal amount of the Term Loan Obligations.

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3. TPG Joinder Effective Time. This Agreement shall become effective as to, and the obligations contained herein shall become binding upon, TPG solely upon and after the TPG Joinder Effective Time. During the TPG Support Period, TPG shall be, and shall be deemed to be, a “Party” and one of the “Parties” for all purposes under this Agreement.

4. Transaction Terms; Exhibits; Recapitalization Term Sheet. The Recapitalization Term Sheet contains the material terms and conditions of the Transaction, which shall be incorporated into the Definitive Documents. Each of the exhibits attached hereto, including the Recapitalization Term Sheet, and any schedules or exhibits to such exhibits (collectively, the “Exhibits and Schedules”) are expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include the Exhibits and Schedules. In the event of any inconsistency between the terms of this Agreement (excluding the Exhibits and Schedules) and the Exhibits and Schedules, the Exhibits and Schedules shall govern. In the event of any inconsistency between the terms of this Agreement (including the Exhibits and Schedules) and the Definitive Documents, as applicable, the terms of the Definitive Documents shall govern.

5. Definitive Documents; Bankruptcy Process.

(a)

The definitive documents and agreements related to or otherwise utilized to implement, effectuate, or govern the Transaction (collectively, the “Definitive Documents”) shall include (i) the New Organizational Documents, (ii) all necessary documentation to effect the issuance of the New Equity, (iii) all necessary documentation to effect the conversion of such amount of Other Term Loan Obligations as set forth in the Recapitalization Term Sheet to Take Back Term Loans, (iv) all necessary documentation to effect the exchange of any Other Term Loan Obligations not converted to Take Back Term Loans for New Equity, (v) all necessary documentation to effect the conversion of the Bridge Loan Obligations (in the event that the Transaction is implemented through an Out-of-Court Structure) to Take Back Term Loans, (vi) all necessary documentation to effect the conversion of the DIP Obligations, if applicable (in the event that the Transaction is implemented through a Chapter 11 Structure) to Take Back Term Loans, if applicable, (vii) all necessary documentation to effect the amendment and restatement of the Existing Credit Agreement (or a new credit agreement) and all other necessary documentation to effect the issuance of the Take Back Term Loans, (viii) all necessary documentation to effect the Merger (in the event that the Transaction is implemented through an Out-of-Court structure), (ix) all necessary documentation to effect the retirement, cancelation, release, and extinguishment of the Existing Preferred Equity and the Existing Common Equity, respectively, (x) all necessary documentation to effect the exchange of the Existing Preferred Equity for the Out-of-Court Preferred Shareholder Equity Distribution (in the event that the Transaction is implemented through an Out-of-Court Structure) or the Chapter 11 Preferred Shareholder Equity Distribution (in the event that the Transaction is implemented through a Chapter 11 Structure), (xi) the TPG Voting Agreement and all other voting support agreements between the Company and holders of Existing Common Equity, (xii) the Subscription Agreement, (xiii) the Subject Contracts, (xiv) the Existing Revolving Credit Agreement Amendment, (xv) all necessary documentation to effect a New Revolving Credit Facility, as applicable, (xvi) all

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necessary documentation relating to any additional or incremental financing, (xvii) in the event that the Transaction is implemented through a Chapter 11 Structure, the First Day Pleadings, any other material pleadings, motions, and proposed orders filed by the Debtors, the Plan, the Confirmation Order, any motion or other pleadings related to the Plan or confirmation of the Plan, the Solicitation Materials and the motion (and proposed order) seeking approval of the Solicitation Materials, and any documents memorializing the DIP Financing and the DIP Orders and any motion or pleadings related thereto (collectively, the “Chapter 11 Pleadings”), and (xviii) any amendments, supplements, exhibits, schedules, appendices, or modifications to any of the documents identified in the foregoing clauses in (i)–(xvii).

(b)

The Definitive Documents not executed on or prior to the Support Effective Date or in a form attached to this Agreement shall, after the Support Effective Date, remain subject to negotiation and shall, upon completion, contain terms, conditions, representations, warranties, and covenants consistent in all respects with the terms of this Agreement and otherwise shall be in form and substance reasonably acceptable to the Company and to the Requisite Consenting Term Loan Lenders; provided, that, solely during the TPG Support Period, the provisions of the Definitive Documents specifying the Out-of-Court Preferred Shareholder Equity Distribution or the In-Court Preferred Shareholder Equity Distribution shall additionally be reasonably acceptable to TPG.

(c)	Commencement of Chapter 11 Cases; Chapter 11 Milestones.

(i)

Subject to the consent of the Requisite Consenting Term Loan Lenders, the Transaction shall be implemented through a Chapter 11 Structure if reasonably necessary or desirable to effectuate and consummate the Transaction, in the event that (A) the Merger Agreement has been terminated or (B) the Out-of-Court Milestones have not been satisfied by the Company or otherwise extended or waived in writing (with email among counsel being sufficient) by the Requisite Consenting Term Loan Lenders.

(ii)

If the Merger Agreement has been terminated or the Company fails to satisfy an Out-of-Court Milestone during the Support Period and such milestone has neither been extended nor waived in writing (with email among counsel being sufficient) by the Requisite Consenting Term Loan Lenders, each Debtor shall file with the Bankruptcy Court a voluntary petition for relief under chapter 11 of the Bankruptcy Code and any and all other documents necessary to commence the Chapter 11 Cases by no later than the date that is fifteen (15) Business Days following the termination of the Merger Agreement or the Company’s failure to satisfy such Out-of-Court Milestone, respectively (the “Commencement Deadline”).

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(iii)

If the Transaction is implemented through a Chapter 11 Structure, the following milestones shall apply to this Agreement unless extended or waived in writing (with email among counsel being sufficient) by the Requisite Consenting Term Loan Lenders (the “Chapter 11 Milestones”):

a)	In the event of prepackaged Chapter 11 Cases, no later than seven Business Days prior to the Petition Date, the Company shall commence the Solicitation;

b)	In the event of prepackaged Chapter 11 Cases, no later than two Business Days prior to the Petition Date, the Company shall complete the Solicitation;

c)	No later than the Commencement Deadline, the Petition Date shall have occurred;

d)

In the event of prepackaged or prearranged Chapter 11 Cases, no later than one day after the Petition Date, the Debtors shall have filed the Plan, Disclosure Statement, and motion seeking approval of the DIP Financing, if applicable;

e)	No later than five days after the Petition Date, the Bankruptcy Court shall have entered an interim DIP Order, if applicable;

f)	No later than 30 days after the Petition Date, the Bankruptcy Court shall have entered a final DIP Order, if applicable; and

g)

(1) In the event of prepackaged Chapter 11 Cases, no later than 60 days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order and the Disclosure Statement Order, or (2) in the event of prearranged Chapter 11 Cases, no later than 60 days after the Petition Date, the Bankruptcy Court shall have entered the Disclosure Statement Order, and no later than 120 days after the Petition Date, the Bankruptcy Court shall have entered the Confirmation Order.

6. Agreements of Consenting Term Loan Lenders.

(a)

Voting; Support. Each Consenting Term Loan Lender (severally and not jointly) agrees that, for the duration of the Support Period applicable to such Consenting Term Loan Lender, such Consenting Term Loan Lender shall:

(i)

in the event that the Transaction is implemented through a Chapter 11 Structure, (A) timely vote or cause to be voted any and all of its Claims and Interests to accept the Plan, to the extent it is entitled to vote on the Plan, by delivering or causing to be delivered its duly authorized, executed, and completed ballot or ballots, and elect to opt in to or not opt out of, as applicable and to the extent it is permitted to make such an election under the Plan, the releases set forth in the Plan on a timely basis, and, in any event, in each case within four (4) Business Days following the later of

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(x) commencement of the Solicitation and (y) its receipt of the Solicitation Materials; (B) not change or withdraw (or cause or direct to be changed or withdrawn) any such vote or election described in the foregoing clause (A); provided, however, that notwithstanding anything in this Agreement to the contrary, a Consenting Term Loan Lender, effective immediately upon written notice to Superior (with email among counsel being sufficient), may withhold, change, or withdraw (or cause to be withheld, changed, or withdrawn) its vote or election (and, upon such withdrawal, such vote or election shall be deemed void ab initio) at any time following (and solely in the event of) the termination of this Agreement pursuant to Section 9 with respect to such Consenting Term Loan Lender; (C) timely vote (or cause to be voted) any and all of its Claims or Interests, as applicable, against any Alternative Transaction, if solicited; and (D) not object to or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the Solicitation, approval of and entry of orders regarding the Definitive Documents (including the DIP Orders and the Disclosure Statement), or the confirmation and consummation of the Plan and the Transaction;

(ii)

negotiate and cooperate in good faith with the other Parties with respect to the pursuit, approval, execution, delivery, implementation, and consummation of the Transaction, negotiate in good faith with the other Parties the form of Definitive Documents not executed or in a form attached to this Agreement as of the Support Effective Date, and execute and deliver the Definitive Documents (when in final form and to the extent it is required to be a party thereto);

(iii)

use commercially reasonable efforts to timely take all actions, to the extent practicable and consistent with the terms of this Agreement, that are reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement,

(iv)

not directly or indirectly, through any Entity, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing, or prosecution of any Alternative Transaction or any action or agreement that could reasonably be expected to result in or constitute an Alternative Transaction;

(v)

not direct the Existing Credit Agreement Agents in relation to its Claims to take any action inconsistent with such Consenting Term Loan Lender’s obligations under this Agreement and, if any Existing Credit Agreement Agent in relation to its Claims takes any action inconsistent with such Consenting Term Loan Lender’s obligations under this Agreement, such Consenting Term Loan Lender shall use its commercially reasonable efforts to cause and direct (if reasonably requested by the Company) such Existing Credit Agreement Agent to cease, withdraw, and refrain from taking any such action;

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(vi)	not object to, or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay, or impede, the Transaction; and

(vii)

to the extent any legal, structural or other impediment arises that would prevent, hinder, or delay the consummation of the Transaction, negotiate in good faith appropriate additional or alternative provisions to address any such impediment; and

(viii)	promptly provide written notice to the Company of a breach of this Agreement by any Party of which such Consenting Term Loan Lender has actual knowledge.

(b)

Transfers. Each Consenting Term Loan Lender agrees that, for the duration of the Support Period, such Consenting Term Loan Lender shall not tender, sell, transfer, exchange, encumber, loan, issue, pledge, hypothecate, assign, or otherwise dispose of (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims or Interests, as applicable, or any option thereon or any right or interest therein or any other claims against or interests in the Company (including grant any proxies or powers of attorney, deposit any Claims against or Interests into a voting trust, or entry into a voting agreement with respect to any such Claims or Interests), unless the transferee thereof either (i) is a Consenting Term Loan Lender or (ii) at or before the time of such Transfer executes a joinder agreement, the form of which is attached hereto as Exhibit B (the “Joinder Agreement”), and agrees to be bound by all of the terms of this Agreement applicable to Consenting Term Loan Lenders (including with respect to any and all Claims, Interests, or other claims or interests it already may hold against or in the Company prior to such Transfer), and delivers an executed copy thereof within three (3) Business Days following the settlement of such Transfer to Weil and the Consenting Term Loan Lender Counsel, in which event (A) the transferee (including the Consenting Term Loan Lender transferee, if applicable) shall be deemed to be a Consenting Term Loan Lender hereunder to the extent of such transferred rights and obligations and (B) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations. Each Consenting Term Loan Lender agrees that any Transfer of any Claims or Interests that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Term Loan Lender shall have the right to enforce the voiding of such Transfer. Notwithstanding anything to the contrary herein, a Consenting Term Loan Lender may Transfer its Claims or Interests to an entity that is acting in its capacity as a Qualified Marketmaker without the requirement that the Qualified Marketmaker become a Party; provided, however, that (x) in the event that the Transaction is implemented through a Chapter 11 Structure, such Qualified Marketmaker must Transfer such right, title, or interest by the earlier of five Business Days following its receipt thereof and, if received prior to the Voting Deadline, five Business Days prior to the Voting Deadline, (y) any subsequent Transfer by such Qualified Marketmaker of the right, title, or interest in such Claims or Interests is to a transferee that executes a Joinder Agreement in accordance with the foregoing clause (ii). Without limitation of the foregoing, if the Qualified Marketmaker fails to comply with this Section 6(b), such Qualified Marketmaker shall comply with the obligations of a Consenting Term Loan Lender under Section 6(a) of this Agreement.

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(c)

Additional Claims and Interests. To the extent any Consenting Term Loan Lender (i) acquires additional Claims or Interests, (ii) holds or acquires any other claims or interests against the Company entitled to vote on the Plan, or (iii) Transfers any Claims or Interests as permitted by Section 6(b) hereof, then, in each case, such Consenting Term Loan Lender shall notify Weil and the Consenting Term Loan Lender Counsel within three (3) Business Days following such transaction. Each such Consenting Term Loan Lender agrees that such additional Claims, Interests, or other claims and interests shall be subject to this Agreement and the Recapitalization Term Sheet and that, for the duration of the Support Period applicable to such Consenting Term Loan Lender, it shall vote (or cause to be voted) any such additional Claims, Interests, or other claims or interests entitled to vote on the Plan (to the extent still held by it or on its behalf at the time of such vote) in a manner consistent with Section 6(a) hereof.

(d)

Additional Provisions Regarding the Consenting Term Loan Lenders’ Commitments. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement shall: (a) affect the ability of any Consenting Term Loan Lender to consult with any other Consenting Term Loan Lender, the Company Parties, or any other party in interest, including in any of the Chapter 11 Cases in event that the Transaction is implemented through a Chapter 11 Structure (including any official committee and the Office of the United States Trustee); (b) impair or waive the rights of any Consenting Term Loan Lender to assert or raise any objection permitted under this Agreement; (c) prevent any Consenting Term Loan Lender from enforcing this Agreement or any Definitive Document, including the DIP Orders and, in the case of the Consenting Term Loan Lenders, the Definitive Documents governing the DIP Financing (in each case in accordance therewith), or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement or any Definitive Document, including by filing an objection or initiating a contested matter or other proceeding with the Bankruptcy Court in the event that the Transaction is implemented through a Chapter 11 Structure, or exercising its rights or remedies reserved herein or in the Definitive Documents, including upon the occurrence and continuance of an “Event of Default” under the DIP Orders or, in the case of the Consenting Term Loan Lenders, the Definitive Documents governing the DIP Financing (in accordance with the DIP Orders and such Definitive Documents) in the event that the Transaction is implemented through a Chapter 11 Structure; (d) prevent any Consenting Term Loan Lender from taking any action that is required by applicable law (as determined by such Consenting Term Loan Lender in good faith after consultation with legal counsel, which may be internal counsel), provided, that if such Consenting Term Loan Lender proposes to take any action that is otherwise materially inconsistent with this Agreement and is reasonably expected to have an adverse impact on the Transaction in order to comply with applicable law, such

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Consenting Term Loan Lender shall, to the extent permitted by applicable law, provide at least five (5) Business Days’ advance written notice to the other Parties prior to taking any such action and shall cooperate with the other Parties in good faith to mitigate any adverse impact on the Transaction; (e) require any Consenting Term Loan Lender to take any action that is prohibited by applicable law or to waive or forego the benefit of any applicable legal privilege (as determined by such Consenting Term Loan Lender in good faith after consultation with legal counsel, which may be internal counsel), provided, that if such Consenting Term Loan Lender plans to refuse to take any action in a manner that is otherwise inconsistent with this Agreement and is reasonably expected to have an adverse impact on the Transaction in order to comply with applicable law, such Consenting Term Loan Lender shall provide at least five (5) Business Days’ advance written notice to the other Parties prior to taking such action and shall cooperate with the other Parties in good faith to mitigate any adverse impact on the Transaction; (f) be construed to prohibit or limit any Consenting Term Loan Lender from appearing as a party in interest in any matter to be adjudicated concerning the Transaction, including in any matter arising in any Chapter 11 Case in the event that the Transaction is implemented through a Chapter 11 Structure; (g) be construed to prevent the Consenting Term Loan Lenders from exercising any consent rights or their rights or remedies specifically reserved herein or in the Definitive Documents; or (h) be construed to impose any obligations on the Consenting Term Loan Lenders in their capacities as holders of Interests in Parent.

7. Agreements of the Company Parties.

(a)	Covenants. Each of the Company Parties agrees that, for the duration of the Support Period, the Company shall:

(i)

use commercially reasonable efforts to (A) support the Transaction, as contemplated under this Agreement and the Recapitalization Term Sheet, (B) take any and all actions reasonably necessary to implement and consummate the Transaction in a timely manner, and take any and all actions reasonably necessary in furtherance of the Transaction, as contemplated under this Agreement and the Recapitalization Term Sheet, (C) negotiate in good faith and execute and deliver the Definitive Documents, and (D) subject to the terms of the Merger Agreement (in the event that the Transaction is implemented through an Out-of-Court Structure), obtain, file, submit, or register any and all required governmental, regulatory, and third-party approvals that are necessary for the consummation of the Transaction in consultation with the Consenting Term Loan Lenders;

(ii)

subject to Section 31 hereof, not directly or indirectly (A) seek, solicit, support, propose, assist, encourage, vote for, consent to, enter, or participate in any discussion regarding the negotiation or formulation of an Alternative Transaction, (B) publicly announce its intention not to pursue the Transaction, or (C) object to, impede, delay, or take any other action that is

14

inconsistent with, or that would reasonably be expected to prevent, interfere with, or impede or delay, the implementation or consummation of the Transaction; provided, that for so long as the Merger Agreement is in full force and effect, nothing in this clause (ii) shall prohibit any Company Party from taking any of the actions expressly permitted by Section 6.2 of the Merger Agreement;

(iii)

not execute any Definitive Document that is materially inconsistent with the terms of this Agreement unless such inconsistency has been approved in writing by the Requisite Consenting Term Loan Lenders (including by virtue of the execution of the same);

(iv)

not amend, waive, or modify any Definitive Document or any provision thereof in any manner that is materially inconsistent with the terms of this Agreement unless such amendment, waiver, or modification has been approved in writing by the Requisite Consenting Term Loan Lenders (including by virtue of the execution of the same Definitive Document);

(v)

not file any Definitive Document, motion, or pleading with the Bankruptcy Court (in the event that the Transaction is implemented through a Chapter 11 Structure) or any other court (including any modifications or amendments thereof) that is materially inconsistent with this Agreement or is otherwise not in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders;

(vi)

following the termination of the Merger Agreement, comply with the covenants contained in Section 6.1 of the Merger Agreement (in each case, subject to the requirements, qualifications and limitations set forth therein or in the corresponding section of the Company Disclosure Letter), which shall be deemed incorporated herein by reference and shall survive any termination of the Merger Agreement for the duration of the Support Period, unless such compliance is waived by the Requisite Consenting Term Loan Lenders in their sole discretion;

(vii)

not agree to or permit any termination, material amendment, replacement or other material modification of or supplement to, or waive any of its rights under the TPG Voting Agreement, and take all practically available action to enforce all of its rights under the TPG Voting Agreement;

(viii)

in the event that the Transaction is implemented through a Chapter 11 Structure, (A) consult with the Consenting Term Loan Lenders as to the tax structure to be implemented with respect to the Transaction and (B) implement a tax structure for the Transaction that is tax efficient for the Consenting Term Loan Lenders and the Company;

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(ix)

as reasonably requested, confer with, and provide timely responses to all reasonable diligence requests sent to any of the Company Parties by the Consenting Term Loan Lenders or their respective representatives that are subject to confidentiality obligations with respect to the Company on a continuing and rolling basis during the Support Period, including with respect to (A) updates regarding the material business and financial performance of any of the Company Parties, including with respect to customer discussions and liquidity, (B) the status of obtaining any necessary or desirable authorizations from any competent judicial body, governmental authority, banking, taxation, supervisory, or regulatory body, exchange, or other third party, and (C) the general status and progress of the Transaction, including progress in relation to the documentation and negotiations of the Definitive Documents; provided, however, that (1) such requests shall be directed solely to the Company’s counsel, investment banker, or financial advisor, including the Company’s chief transformation officer, and (2) such requests shall be subject to applicable confidentiality obligations with respect to the Company;

(x)	maintain good standing and legal existence under the laws of the state or other jurisdiction in which each Company Party is incorporated, organized, or formed;

(xi)

promptly provide written notice to the Consenting Parties and the Consenting Party Advisors of (A) any event or circumstance that has occurred or has failed to occur, or is reasonably likely to occur or fail to occur, of which the Company has actual knowledge, that would be reasonably likely to cause any condition precedent contained in this Agreement or any Definitive Document reasonably likely not to occur or become impossible to satisfy, (B) any event or circumstance that has occurred, or that is reasonably likely to occur, that would permit any Party to terminate, or that would result in the termination of, this Agreement, (C) any matter or circumstance that is, or is reasonably likely to be, a material impediment to the implementation or consummation of the Transaction, (D) a breach of this Agreement by any Party, (E) any representation or statement made by a Company Party under this Agreement having been, or proving to have been, incorrect or misleading in any material respect when made, (F) the receipt of any written notice from any governmental authority or third party alleging that the consent of such party is or may be required in connection with the transactions contemplated by the Transaction, or (G) receipt of any written notice of any proceeding commenced or, to the actual knowledge of the Company, threatened against the Company relating to or involving or otherwise affecting in any material respect the transactions contemplated by this Agreement or the Transaction, including any Restructuring Proceeding other than the Chapter 11 Cases;

(xii)

promptly notify the Consenting Parties and the Consenting Party Advisors in writing following the receipt of notice of any material governmental or third-party complaints, litigations, investigations, or hearings (or communications indicating that the same may be contemplated or threatened);

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(xiii)

subject to Section 31 hereof, (A) not object to, delay, impede, or take any other action that is intended to interfere with the implementation or consummation of the Transaction and (B) use commercially reasonable efforts to actively and timely oppose and object to the efforts of any person seeking in any manner to object to, delay, impede, or take any other action to interfere with the implementation or consummation of the Transaction (including, if applicable, the Debtors’ timely filing of objections or written responses in any of the Chapter 11 Cases if the Transaction is implemented through a Chapter 11 Structure); provided, that for so long as the Merger Agreement is in full force and effect, nothing in this clause (xii) shall prohibit any Company Party from taking any of the actions expressly permitted by Section 6.2 of the Merger Agreement;

(xiv)

in the event that the Transaction is implemented through a Chapter 11 Structure, reasonably consult with and obtain the reasonable consent of the Requisite Consenting Term Loan Lenders regarding which Company Parties will be Debtors;

(xv)

in the event that the Transaction is implemented through a Chapter 11 Structure, provide draft copies of all Chapter 11 Pleadings that the Debtors intend to file with the Bankruptcy Court to Consenting Term Loan Lender Counsel as soon as reasonably practicable but in any event at least two calendar days prior to the date when the Debtors intend to file any such pleading or other document (provided that if delivery of such motions, orders, or materials at least two days in advance is not reasonably practicable prior to filing, such motion, order, or material shall be delivered as soon as reasonably practicable prior to filing), and shall consult in good faith with the Consenting Term Loan Lenders and Consenting Term Loan Lender Counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court;

(xvi)

to the extent any legal, structural or other impediment arises that would prevent, hinder, or delay the consummation of the Transaction, use commercially reasonable efforts to take actions reasonably necessary to address any such impediment with the reasonable consent of the Requisite Consenting Term Loan Lenders, including negotiating in good faith appropriate additional or alternative provisions to address any such impediment;

(xvii)

in the event that the Transaction is implemented through a Chapter 11 Structure, not enter into any agreement with respect to, or take any action in support of, postpetition financing that is inconsistent with this Agreement absent the consent of the Requisite Consenting Term Loan Lenders;

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(xviii)

in the event that the Transaction is implemented through a Chapter 11 Structure, support, defend, and seek Bankruptcy Court approval of the DIP Financing, including by responding to any objections received (formal or informal) that contest such relief;

(xix)

in the event that the Transaction is implemented through a Chapter 11 Structure, subject to professional responsibilities, timely file with the Bankruptcy Court a written objection to any motion filed with the Bankruptcy Court by a third party seeking the entry of an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases, or (D) modifying or terminating the Company’s exclusive right to file or solicit acceptances of a plan of reorganization;

(xx)

not file any motion, application, or adversary proceeding or otherwise take any action (or support any such motion, application, or adversary proceeding filed or commenced, or any such action taken, by any third party) challenging the validity, enforceability, extent, or priority of, or seeking avoidance or subordination of, any portion of the Claims arising under the Existing Credit Agreement, including the Term Loan Obligations and any other Claims arising under the Existing Credit Agreement, or any lien or security interest relating thereto; and

(xxi)

pay in cash all reasonable and documented fees and expenses of the respective Consenting Term Loan Lender Advisors in accordance with the fee arrangements or agreements between the Company and the respective Consenting Term Loan Lender Advisors (or as otherwise required under the Existing Credit Agreement); provided, that, if the Transaction is implemented through a Chapter 11 Structure, the Company shall pay in cash (A) immediately prior to the Petition Date, all such reasonable and documented fees and expenses of the respective Consenting Term Loan Lender Advisors accrued prior to the Petition Date for which invoices or receipts are furnished by the respective Consenting Term Loan Lender Advisors at least one Business Day prior thereto, (B) after the Petition Date, subject to any applicable orders of the Bankruptcy Court but without the need to file fee or retention applications, all such reasonable and documented fees and expenses incurred by the respective Consenting Term Loan Lender Advisors from time to time prior to (to the extent not previously paid), on, and after the Petition Date, and (C) at the Effective Time, all such reasonable and documented fees and expenses of the respective Consenting Term Loan Lender Advisors incurred and outstanding in connection with the Transaction (including any estimated fees and expenses estimated to be incurred through the Effective Time).

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(b)

In the event that the Transaction is implemented through an Out-of-Court Structure, notwithstanding anything to the contrary herein, in the event of any conflict or inconsistency between the provisions of Section 7(a) and the terms of the Merger Agreement, the terms of the Merger Agreement shall govern. Following execution of the Merger Agreement and subject to the foregoing sentence, during the period in which the Merger Agreement remains in full force and effect, the undertakings, representations, commitments, warranties, and covenants of each of the Company Parties set forth herein, including in Section 7(a) shall be in addition to the undertakings, representations, commitments, warranties, and covenants of each of the Company Parties set forth in the Merger Agreement, and termination of the Merger Agreement shall have no effect on the undertakings, representations, commitments, warranties, and covenants of each of the Company Parties set forth herein, including in Section 7(a).

8. Agreements of TPG During TPG Support Period.

(a)	Covenants. TPG agrees that, for the duration of the TPG Support Period, TPG shall:

(i)

in the event that the Transaction is implemented through a Chapter 11 Structure, not object to or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the Solicitation, approval of and entry of orders regarding the Definitive Documents (including the DIP Orders and the Disclosure Statement), or the confirmation and consummation of the Plan and the Transaction;

(ii)

negotiate and cooperate in good faith with the other Parties with respect to the pursuit, approval, execution, delivery, implementation, and consummation of the Transaction, negotiate in good faith with the other Parties the form of Definitive Documents not executed or in a form attached to this Agreement as of the Support Effective Date, and execute and deliver the Definitive Documents (when in final form and to the extent it is required to be a party thereto);

(iii)

use commercially reasonable efforts to timely take all actions, to the extent practicable and consistent with the terms of this Agreement, that are reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement,

(iv)

not directly or indirectly, through any Entity, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing, or prosecution of any Alternative Transaction or any action or agreement that could reasonably be expected to result in or constitute an Alternative Transaction;

(v)	not object to, or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay, or impede, the Transaction;

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(vi)

to the extent any legal, structural or other impediment arises that would prevent, hinder, or delay the consummation of the Transaction, negotiate in good faith appropriate additional or alternative provisions to address any such impediment; and

(vii)	promptly provide written notice to the Company of a breach of this Agreement by any Party of which TPG has actual knowledge.

(b)

Additional Claims and Interests. During the TPG Support Period, to the extent TPG (i) acquires additional Claims or Interests or (ii) holds or acquires any other claims or interests against the Company entitled to vote on the Plan, TPG shall notify Weil and the Consenting Term Loan Lender Counsel within three (3) Business Days following such transaction. TPG agrees that such additional Claims, Interests, or other claims and interests shall be subject to this Agreement and the Recapitalization Term Sheet.

9. Termination of Agreement.

(a)

This Agreement will automatically terminate upon the Effective Time. This Agreement may be terminated prior to the Effective Time as follows: (i) with respect to all Parties, by the Company Parties at any time after the occurrence of any Company Termination Event (as defined below) other than the occurrence of the Company Termination Event set forth in Sections 9(d)(ii), 9(d)(iii), or 9(d)(iv); (ii) solely with respect to TPG following the TPG Joinder Effective Time, by the Company at any time after the occurrence of the Company Termination Event set forth in Sections 9(d)(ii) , 9(d)(iii), or 9(d)(iv); (iii) solely with respect to TPG following the TPG Joinder Effective Time, by the Requisite Consenting Term Loan Lenders at any time after the occurrence of the Term Loan Lender Termination Events set forth in Sections 9(b)(ii), 9(b)(iii), 9(b)(iv), 9(b)(xvi), or 9(b)(xxi); (iv) with respect to all Parties, by the Requisite Consenting Term Loan Lenders at any time after the occurrence of any Term Loan Lender Termination Event other than the occurrence of the Term Loan Lender Termination Events set forth in Sections 9(b)(ii), 9(b)(iii), 9(b)(iv), 9(b)(xvi), or 9(b)(xxi); and (v) solely with respect to TPG following the TPG Joinder Effective Time, by TPG at any time after the occurrence of any TPG Termination Event (as defined below), in each case, one (1) Business Day following the delivery of written notice to the other Parties, delivered in accordance with Section 25 hereof. No Party may terminate this Agreement based on a Term Loan Lender Termination Event, Company Termination Event, or TPG Termination Event, as applicable, caused by such Party’s breach of this Agreement (unless such breach arises as a result of another Party’s prior breach of this Agreement).

(b)	A “Term Loan Lender Termination Event” shall mean any of the following:

(i)

the breach by any Company Party of any of the undertakings, representations, commitments, warranties, or covenants of the Company set forth herein in any material respect that remains uncured (if capable of being cured) for a period of five (5) Business Days after the receipt by any of the Company Parties of written notice (with email among counsel being sufficient) of such breach by the Requisite Consenting Term Loan Lenders pursuant to this Section 9 and in accordance with Section 25 (as applicable);

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(ii)

in each case during the TPG Support Period, the breach by TPG of any of its undertakings, representations, commitments, warranties, or covenants set forth herein in any material respect that remains uncured (if capable of being cured) for a period of five (5) Business Days after the receipt by TPG of written notice (with email among counsel being sufficient) of such breach by the Requisite Consenting Term Loan Lenders pursuant to this Section 9 and in accordance with Section 25 (as applicable);

(iii)

in each case during the TPG Support Period, TPG Transfers, directly or indirectly, in whole or in part, any of its Claims or Interests (including the Owned Shares) or any option thereon or any right or interest therein or any other claims against or interests in the Company (including by granting any proxies or powers of attorney, depositing any Claims or Interests into a voting trust, or entering into a voting agreement with respect to any such Claims or Interests other than the TPG Voting Agreement) in each case other than with respect to a Permitted TPG Transfer;

(iv)

in each case during the TPG Support Period, TPG fails to maintain sole voting and dispositive power over its Claims and Interests, including the Owned Shares, other than any Claims or Interests transferred after the TPG Joinder Effective Time pursuant to a Permitted TPG Transfer;

(v)

the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment, or order enjoining the consummation of, or prohibiting the Company from implementing, a material portion of the Transaction, and such ruling, judgment, or order has not been stayed, reversed, or vacated within fifteen days after such issuance;

(vi)	any Company Party delivers a Fiduciary Out Notice (as defined herein) to the Consenting Term Loan Lenders or Consenting Term Loan Lender Counsel;

(vii)	any Company Party enters into a definitive agreement with respect to an Alternative Transaction or publicly announces its intention to pursue an Alternative Transaction;

(viii)

any Company Party executes a Definitive Document that is materially inconsistent with the terms of this Agreement unless (A) such inconsistency has been approved in writing by the Requisite Consenting Term Loan Lenders (including by the execution of such Definitive Document by such Requisite Consenting Term Loan Lenders or Parent) or (B) such Definitive Document is annulled, deemed invalid, or otherwise modified such that it is consistent with the terms of this Agreement within five (5) Business Days from its purported effectiveness;

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(ix)

any Definitive Document is amended, waived, or modified in any manner that is inconsistent with the terms of this Agreement unless (A) such amendment, waiver, or modification has been approved in writing by the Requisite Consenting Term Loan Lenders (including by the execution of such Definitive Document by such Requisite Consenting Term Loan Lenders or Parent) or (B) such amendment, waiver, or modification is annulled, deemed invalid, or otherwise modified such that it is consistent with the terms of this Agreement within five (5) Business Days from its purported effectiveness;

(x)

any Company Party (A) publicly revokes its support for the Transaction; provided, that any of the actions expressly permitted by Section 6.2 of the Merger Agreement, or, any termination of the Merger Agreement in accordance with its terms shall not be deemed to be a public revocation of support for the Transaction (other than a Change in Recommendation (as defined in the Merger Agreement)) or (B) withdraws the Plan (in the event that the Transaction is implemented through a Chapter 11 Structure), in each case without the prior written consent of the Requisite Consenting Term Loan Lenders;

(xi)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court (A) enters an order denying confirmation of the Plan, (B) enters (1) an order confirming the Plan, (2) an order approving the DIP Financing, or (3) an order approving the Disclosure Statement, in each case in a form not acceptable to the Requisite Consenting Term Loan Lenders, or (C) after entry of the Confirmation Order, enters an order vacating the Plan or Confirmation Order, or modifying or otherwise amending the Plan or Confirmation Order in a manner not acceptable to the Requisite Consenting Term Loan Lenders;

(xii)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order terminating the Debtors’ exclusive right to file or solicit acceptances of a chapter 11 plan;

(xiii)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order sua sponte or grants relief in favor of, or, subject to any professional responsibilities, the Debtors fail to timely file a formal objection to, any motion, pleading, application, adversary proceeding or cause of action filed with the Bankruptcy Court by a third party seeking the entry of an order, or any Company Party files a motion, pleading, application, adversary proceeding or cause of action with the Bankruptcy Court seeking the entry of an order (A) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (B)

22

dismissing any of the Chapter 11 Cases, (C) directing the appointment of an examiner with expanded powers or a trustee in any of the Chapter 11 Cases, (D) authorizing the rejection of this Agreement, or (E) for relief that (y) is materially inconsistent with this Agreement, the Definitive Documents or the Transaction and such materially inconsistent relief is not dismissed, vacated, or modified to be materially consistent with this Agreement, the Definitive Documents and the Transaction within five (5) Business Days following written notice thereof to the Company Parties by the Requisite Consenting Term Loan Lenders or (z) would or would reasonably be expected to frustrate the purposes of this Agreement or any Definitive Document, including by preventing consummation of the Transaction;

(xiv)

in the event that the Transaction is implemented through a Chapter 11 Structure, the occurrence of an “Event of Default” under and as defined in the DIP Orders or the Definitive Documents governing the DIP Financing, if applicable, in each case that has not been waived or timely cured in accordance therewith;

(xv)

in the event that the Transaction is implemented through a Chapter 11 Structure, (A) a Company Party files a motion or application seeking an order (without the prior written consent of the Requisite Consenting Term Loan Lenders) vacating or modifying either of the DIP Orders, (B) either of the DIP Orders is reversed, stayed, dismissed, vacated, reconsidered, modified or amended in a manner that is materially inconsistent with the terms of this Agreement without the consent of the Requisite Consenting Term Loan Lenders, (C) a motion for reconsideration, reargument, or rehearing with respect to either of the DIP Orders has been filed and the Company Parties have failed (subject to any professional responsibilities) to timely object to such motion, or (D) the Bankruptcy Court enters any order authorizing the Debtors’ entry into postpetition financing that is inconsistent with this Agreement absent the consent of the Requisite Consenting Term Loan Lenders;

(xvi)

in the event that the Transaction is implemented through a Chapter 11 Structure, in each case during the TPG Support Period, TPG files any motion or pleading with the Bankruptcy Court that is inconsistent with this Agreement and such motion has not been withdrawn or amended within five (5) Business Days of receipt by TPG of written notice from the Requisite Consenting Term Loan Lenders that such motion or pleading is inconsistent with this Agreement;

(xvii)	if any court of competent jurisdiction has entered a final, non-appealable judgement or order declaring this Agreement to be unenforceable;

(xviii)

in the event that the Transaction is implemented through a Chapter 11 Structure, the failure to meet a Chapter 11 Milestone that has not been waived or extended in a manner consistent with this Agreement;

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(xix)

if, as of 11:59 p.m. prevailing Eastern Time on the date that is 120 calendar days after the Petition Date in the event of prepackaged Chapter 11 Cases or 150 calendar days after the Petition Date in the event of prearranged Chapter 11 Cases, the Effective Time has not occurred, unless such deadline is waived or extended by the Requisite Consenting Term Loan Lenders in their sole discretion (the “Outside Date”);

(xx)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order granting relief terminating, annulling, or modifying the automatic stay imposed by section 362 of the Bankruptcy Code with regard to any material asset of the Company or that would materially and adversely affect the Company’s ability to operate the Company’s businesses in the ordinary course or to consummate the Transaction;

(xxi)

in each case during the TPG Support Period, TPG files a motion, application, or adversary proceeding or otherwise takes any action (or TPG supports any such motion, application, or adversary proceeding filed or commenced, or any such action taken, by any third party) challenging the validity, enforceability, extent, or priority of, or seeking avoidance or subordination of, any portion of the Claims arising under the Existing Credit Agreement, including the Term Loan Obligations and any other Claims arising under the Existing Credit Agreement, or any lien or security interest relating thereto;

(xxii)

if any of the Company Parties fail to pay the reasonable and documented fees and expenses of the Consenting Term Loan Lender Advisors in accordance with Section 7(a)(xxi), and such failure remains uncured for a period of five (5) Business Days after the receipt by any of the Company Parties of written notice (with email among counsel being sufficient) of such failure;

(xxiii)

if any Company Party (A) voluntarily commences any Restructuring Proceeding, in each case other than the Chapter 11 Cases, with respect to any Company Party or for a substantial part of any Company Party’s assets, except as contemplated by this Agreement, (B) consents to the institution of, or, subject to any professional responsibilities, fails to contest in a timely manner, any involuntary proceeding or petition described in the preceding clause (A), or (C) makes a general assignment or arrangement for the benefit of creditors;

(xxiv)

if the Company has not received duly executed copies of the Subject Contracts in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders within seven (7) calendar days of the Support Effective Date or if any such duly executed Subject Contract is thereafter modified, amended, supplemented, or terminated in a manner not approved by the Requisite Consenting Term Loan Lenders;

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(xxv)

the termination of the Merger Agreement in accordance with the terms thereof, other than any termination pursuant to Sections 8.1, 8.2(a), 8.2(b), 8.3(a), 8.4(d), 8.4(f), 8.4(g), or 8.4(h) thereof; and

(xxvi)	the termination of this Agreement by any of the Company Parties or, following the TPG Joinder Effective Time, TPG.

(c)	A “TPG Termination Event” shall mean any of the following, in each case occurring after the TPG Joinder Effective Time:

(i)

the breach by any Company Party of any of the undertakings, representations, commitments, warranties, or covenants of the Company set forth herein in any material respect that adversely impacts TPG and that remains uncured (if capable of being cured) for a period of five (5) Business Days after the receipt by any of the Company Parties of written notice (with email among counsel being sufficient) of such breach by TPG pursuant to this Section 9 and in accordance with Section 25 (as applicable);

(ii)

the breach by any Consenting Term Loan Lender of any of its undertakings, representations, commitments, warranties, or covenants of the Consenting Term Loan Lenders set forth herein in any material respect that adversely impacts TPG and that remains uncured (if capable of being cured) for a period of five (5) Business Days after the receipt by the Consenting Term Loan Lenders or Consenting Term Loan Lender Counsel of written notice (with email among counsel being sufficient) of such breach by TPG pursuant to this Section 9 and in accordance with Section 25 (as applicable); provided, however, that so long as the non-breaching Consenting Term Loan Lenders continue to hold or control at least two-thirds of then outstanding principal amount of the Term Loan Obligations, such termination shall not be effective;

(iii)	any Company Party delivers a Fiduciary Out Notice to TPG or TPG Counsel;

(iv)	any Company Party enters into a definitive agreement with respect to an Alternative Transaction or publicly announces its intention to pursue an Alternative Transaction;

(v)

any Company Party executes a Definitive Document with a provision over which TPG has consent rights that is materially inconsistent with the terms of this Agreement unless (A) such inconsistency has been approved in writing by TPG (including by the execution of such Definitive Document by TPG) or (B) such Definitive Document is annulled, deemed invalid, or otherwise modified such that it is consistent with the terms of this Agreement within five (5) Business Days from its purported effectiveness;

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(vi)

any provision of a Definitive Document over which TPG has consent rights is amended, waived, or modified in any manner that is inconsistent with the terms of this Agreement unless (A) such amendment, waiver, or modification has been approved in writing by TPG (including by the execution of such Definitive Document by TPG) or (B) such amendment, waiver, or modification is annulled, deemed invalid, or otherwise modified such that it is consistent with the terms of this Agreement within five (5) Business Days from its purported effectiveness;

(vii)

any Company Party (A) publicly revokes its support for the Transaction, or (B) withdraws the Plan (in the event that the Transaction is implemented through a Chapter 11 Structure), in each case without the prior written consent of TPG;

(viii)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court (A) enters an order denying confirmation of the Plan, (B) enters an order confirming the Plan that does not provide for the In-Court Preferred Shareholder Equity Distribution in accordance with the Recapitalization Term Sheet, or (C) after entry of the Confirmation Order, enters an order vacating the Plan or Confirmation Order, or modifying or otherwise amending the Plan or Confirmation Order in a manner that does not provide for the In-Court Preferred Shareholder Equity Distribution in accordance with the Recapitalization Term Sheet, in each case solely to the extent of its consent rights set forth in Section 5(b) hereof;

(ix)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order terminating the Debtors’ exclusive right to file or solicit acceptances of a chapter 11 plan;

(x)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order sua sponte or grants relief in favor of, or, subject to any professional responsibilities, the Debtors fail to timely file a formal objection to, any motion, pleading, application, adversary proceeding or cause of action filed with the Bankruptcy Court by a third party seeking the entry of an order, or any Company Party files a motion, pleading, application, adversary proceeding or cause of action with the Bankruptcy Court seeking the entry of an order (A) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (B) dismissing any of the Chapter 11 Cases, (C) directing the appointment of an examiner with expanded powers or a trustee in any of the Chapter 11 Cases, (D) authorizing the rejection of this Agreement, or (E) for relief that (y) is materially inconsistent with this Agreement, the Definitive Documents or the Transaction and such materially inconsistent relief is not dismissed, vacated, or modified to be materially consistent with this Agreement, the Definitive Documents and the Transaction within five (5) Business Days following written notice thereof to the Company Parties by TPG or (z) would or would reasonably be expected to frustrate the purposes of this Agreement or any Definitive Document, including by preventing consummation of the Transaction;

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(xi)

if any of the Company Parties fail to pay the reasonable and documented fees and expenses of TPG Counsel in accordance with the Recapitalization Term Sheet and such failure remains uncured for a period of five (5) Business Days after the receipt by any of the Company Parties of written notice (with email among counsel being sufficient) of such failure;

(xii)	if any court of competent jurisdiction has entered a final, non-appealable judgement or order declaring this Agreement to be unenforceable;

(xiii)	the occurrence of the Outside Date;

(xiv)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order granting relief terminating, annulling, or modifying the automatic stay imposed by section 362 of the Bankruptcy Code with regard to any material asset of the Company or that would materially and adversely affect the Company’s ability to operate the Company’s businesses in the ordinary course or to consummate the Transaction;

(xv)

if any Company Party (A) voluntarily commences any Restructuring Proceeding, in each case other than the Chapter 11 Cases, with respect to any Company Party or for a substantial part of any Company Party’s assets, except as contemplated by this Agreement, (B) consents to the institution of, or, subject to any professional responsibilities, fails to contest in a timely manner, any involuntary proceeding or petition described in the preceding clause (A), or (C) makes a general assignment or arrangement for the benefit of creditors; and

(xvi)	the termination of this Agreement by the Requisite Consenting Term Loan Lenders or any of the Company Parties.

(d)	A “Company Termination Event” shall mean any of the following:

(i)

the breach by one or more of the Consenting Term Loan Lenders of any of the undertakings, representations, warranties, or covenants of the Consenting Term Loan Lenders set forth herein in any material respect that remains uncured for a period of five (5) Business Days after the receipt of written notice of such breach pursuant to this Section 9 and in accordance with Section 25 hereof (as applicable) provided, however, that so long as the non-breaching Consenting Term Loan Lenders continue to hold or control at least a two-thirds of the then outstanding principal amount of the Term Loan Obligations, such termination shall be effective only with respect to such breaching Consenting Term Loan Lender;

(ii)

in each case during the TPG Support Period, the breach by TPG of any of its undertakings, representations, warranties, or covenants set forth herein in any material respect that remains uncured for a period of five (5) Business Days after the receipt of written notice of such breach pursuant to this Section 9 and in accordance with Section 25 hereof (as applicable);

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(iii)

in each case during the TPG Support Period, TPG Transfers, directly or indirectly, in whole or in part, any of its Claims or Interests (including the Owned Shares) or any option thereon or any right or interest therein or any other claims against or interests in the Company (including by granting any proxies or powers of attorney, depositing any Claims or Interests into a voting trust, or entering into a voting agreement with respect to any such Claims or Interests other than the TPG Voting Agreement) in each case other than with respect to a Permitted TPG Transfer;

(iv)

in each case during the TPG Support Period, TPG fails to maintain sole voting and dispositive power over its Claims and Interests, including the Owned Shares, other than any Claims or Interests transferred after the TPG Joinder Effective Time pursuant to a Permitted TPG Transfer;

(v)	any Company Party delivers a Fiduciary Out Notice to the Consenting Term Loan Lenders;

(vi)

the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment, or order enjoining the consummation of, or prohibiting the Company from implementing, a material portion of the Transaction, and such ruling, judgment, or order has not been stayed, reversed, or vacated within fifteen days after such issuance;

(vii)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order sua sponte or grants relief in favor of, notwithstanding, subject to any professional responsibilities, the Debtors’ good faith efforts to timely file a formal objection to, any motion, pleading, application, adversary proceeding or cause of action filed with the Bankruptcy Court by a third party seeking the entry of an order (A) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (B) dismissing any of the Chapter 11 Cases, or (C) directing the appointment of an examiner with expanded powers or a trustee in any of the Chapter 11 Cases;

(viii)

in the event that the Transaction is implemented through a Chapter 11 Structure, if Superior shall not have obtained a firm commitment for DIP Financing and the consensual use of cash collateral, as applicable, in form and substance reasonably satisfactory to Superior and acceptable to the Requisite Consenting Term Loan Lenders prior to the Petition Date;

(ix)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court (A) enters an order denying confirmation of the Plan or (B) after entry of the Confirmation Order, enters an order vacating the Plan or Confirmation Order, or modifying or otherwise amending the Plan or Confirmation Order in a manner materially inconsistent with this Agreement, the Plan, or any other Definitive Documents then in effect;

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(x)

in the event that the Transaction is implemented through a Chapter 11 Structure, the Bankruptcy Court enters an order terminating the Debtors’ exclusive right to file or solicit acceptances of a chapter 11 plan notwithstanding the Debtors’ good faith efforts to object to and defend against such termination and to timely seek extensions of such periods of exclusivity; and

(xi)	the occurrence of the Outside Date.

(e)	Mutual Termination. This Agreement may be terminated at any time by the mutual written agreement of Superior and the Requisite Consenting Parties.

(f)	Effect of Termination.

(i)

The date on which termination of this Agreement is effective as to a Party (a “Terminated Party”) in accordance with this Section 9 shall be referred to as the “Termination Date,” and the provisions of this Agreement shall terminate on the Termination Date with respect to such Terminated Party, except as otherwise provided in Section 17 hereof.

(ii)

Subject to the provisions contained in Section 9(a) and Section 17 hereof, upon the Termination Date, this Agreement shall forthwith become null and void and of no further force or effect with respect to a Terminated Party and each such Terminated Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, obligations, commitments, undertakings, and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Transaction or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law; provided, however, that in no event shall any such termination relieve a Terminated Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

(g)

Limited Waiver of Automatic Stay. Each Company Party acknowledges and agrees and shall not dispute that after the commencement of Chapter 11 Cases, if applicable, the giving of notice of termination of this Agreement by any Party solely in accordance with the terms of this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code (and each Company Party hereby waives, to the fullest extent permitted by law, the applicability of the automatic stay to the giving of such notice, and if this Agreement is terminated as

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to a Consenting Term Loan Lender in accordance with Section 9, such Consenting Term Loan Lender’s vote or release described in Section 6(a)(i) of this Agreement may be revoked (and, upon such revocation, deemed void ab initio) notwithstanding the automatic stay or passage of the Voting Deadline); provided, however, that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of default or termination was not proper under the terms of this Agreement.

10. Definitive Documents; Good Faith Cooperation; Further Assurances.

Without limiting the respective obligations of each Party in Section 6, Section 7, and Section 8, each Party hereby covenants and agrees to cooperate with each other in good faith in connection with, and shall exercise commercially reasonable efforts with respect to the pursuit, approval, negotiation, execution, delivery, implementation, and consummation of the Transaction, as well as the negotiation, drafting, execution, and delivery of the Definitive Documents, which shall be subject to the applicable consent rights set forth in Section 5. Furthermore, and without limiting the respective obligations of each Party in Section 6, Section 7, and Section 8, subject to the terms hereof, each of the Parties shall (a) take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings, and (b) refrain from taking any action that would frustrate the purpose and intent of this Agreement.

11. Representations and Warranties.

(a)

Each Party, severally (and not jointly), represents and warrants to the other Parties that the following statements are true, correct, and complete as of the Support Effective Date (or, with respect to TPG, as of the TPG Joinder Effective Time or as of the date a Consenting Term Loan Lender becomes a Party to this Agreement by executing and delivering a Joinder Agreement):

(i)

such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company, or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part;

(ii)

the execution and delivery by such Party of this Agreement does not and will not (A) violate any material provision of law, rule, or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party except, in the case of the Debtors, for the filing of the Chapter 11 Cases;

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(iii)

the execution and delivery by such Party of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or governmental authority or regulatory body, except (A) such filings as may be necessary and/or required by the SEC or other securities regulatory authorities under applicable securities laws and (B) if the Transaction is implemented through a Chapter 11 Structure, such filings as may be necessary and/or required by the Bankruptcy Court to consummate the Transaction, and all necessary approvals thereof, under the Bankruptcy Code; and

(iv)

this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

(b)

Representations and Warranties of Consenting Term Loan Lenders. Each Consenting Term Loan Lender severally (and not jointly) represents and warrants to the other Parties that, as of the Support Effective Date (or such later date on which a Consenting Term Loan Lender becomes a Party to this Agreement by executing and delivering a Joinder Agreement), such Consenting Term Loan Lender (i) is the beneficial owner of the aggregate principal amount of Term Loan Obligations set forth below its name on the signature page hereto (or below its name on the signature page of a Joinder Agreement for any Consenting Term Loan Lender that becomes a party hereto after the date hereof), free and clear of any restrictions on transfer, liens or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances created by it and does not own any other Claims or Interests or (ii) has, with respect to the beneficial owners of such Term Loan Obligations (A) sole investment or voting discretion with respect thereto, (B) full power and authority to vote on and consent to matters concerning such Term Loan Obligations or to exchange, assign, and transfer such Term Loan Obligations, and (C) full power and authority to bind or act on the behalf of, such beneficial owners.

(c)	Representations and Warranties of Each of the Company Parties. Each Company Party represents and warrants to the other Parties as of the Support Effective Date:

(i)	there is no pending or undisclosed agreement, understanding, negotiation, or discussion (in each case, whether oral or written) with respect to any Alternative Transaction; and

(ii)

the aggregate principal amount of outstanding indebtedness (excluding any fees, costs, expenses and indemnities that may be owed by the applicable obligors) on account of the Term Loan Obligations is at least $537,316,165.

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(d) Representations and Warranties of TPG. As of the TPG Joinder Effective Time, TPG represents and warrants to the other Parties that TPG (i) is the beneficial owner of the Claims and Interests, including the number of shares of Existing Preferred Equity, set forth below its name on the signature page to the TPG Joinder (the “Owned Shares”), free and clear of any restrictions on transfer, liens or options, warrants, purchase rights, contracts, commitments, claims, demands, and other encumbrances created by it and does not own any other Claims or Interests or (ii) has, with respect to the beneficial owners of such Existing Preferred Equity, (A) sole investment or voting discretion with respect thereto, (B) full power and authority to vote on and consent to matters concerning such Existing Preferred Equity or to exchange, assign, and transfer such Existing Preferred Equity, and (C) full power and authority to bind or act on the behalf of, such beneficial owners.

12. Disclosure; Publicity. The Company and the Consenting Term Loan Lenders shall consult with each other prior to issuing or making, and provide each other the opportunity to review and comment on, any press releases or other public announcements with respect to the Transaction and the other transactions contemplated by this Agreement, except (a) as may be required by applicable law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or the New York Stock Exchange, (b) any consultation that would not be reasonably practicable as a result of requirements of applicable law, (c) any press release or public statement that in the good faith judgment of the applicable party is consistent with prior press releases issued or public statements made in compliance with this Section 12 or (d) with respect to any Change in Recommendation (as defined in the Merger Agreement) made in accordance with the Merger Agreement or Parent’s response thereto. The parties hereto agree that (x) the initial press release to be issued with respect to the Transaction and the other transactions contemplated hereby following execution of this Agreement and (y) any press release or public announcement related to any transition or employee matters in connection with consummation of the Transaction, in each case, shall be in the form reasonably agreed to by Superior and the Requisite Consenting Term Loan Lenders. Except as required by applicable law, and notwithstanding any provision of any other agreement between a Company Party and a Consenting Party to the contrary, no Party or its advisors shall disclose to any Entity (including, for the avoidance of doubt, any other Consenting Party), other than advisors to the Company and the Consenting Party Advisors, the principal amount or percentage of any Term Loan Obligations or other Claims against, or Interests in, the Company held by any Consenting Party without such Consenting Party’s prior written consent; provided, however, that (a) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall, to the extent permitted by law, afford the relevant Consenting Party a reasonable opportunity to review and comment in advance of such disclosure and shall take commercially reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Party), (b) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Term Loan Obligations or Existing Preferred Equity, as applicable, collectively held by the Consenting Parties, and (c) nothing in this Agreement prohibits or restricts any Party from reporting possible violations of federal, state, or local law or regulation to, or discussing any such possible violations with, any governmental agency or entity or self-regulatory organization, including by initiating communications directly with, responding to any inquiry from, or providing testimony before any federal, state, or local regulatory authority or agency or self-regulatory organization, including without limitation the SEC, the Commodities Futures Trading Commission, the Financial Industry Regulatory Authority, and the Occupational Safety and Health Administration, recovering an award provided in connection with the provision of such information, or making any other disclosures that are protected by the whistleblower provisions of any federal, state, or local law or regulation. Notwithstanding the provisions in this Section 12, any Party may disclose, to the extent consented to in writing by a Consenting Party, such Consenting Party’s individual holdings.

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13. Amendments and Waivers.

(a)

Other than as set forth in Section 13(b), this Agreement, including the Exhibits and Schedules, may not be waived, modified, amended, or supplemented except with the written consent of the Company and the Requisite Consenting Term Loan Lenders.

(b)	Notwithstanding Section 13(a):

(i)	any waiver, modification, amendment, or supplement to this Section 13 shall require the written consent of each Party;

(ii)	any modification, amendment, or change to the definition of “Requisite Consenting Term Loan Lenders” shall additionally require the written consent of each Consenting Term Loan Lender;

(iii)

in each case during the TPG Support Period, any waiver, modification, amendment, or supplement to the terms of this Agreement that has a material, disproportionate (as compared to the other Parties), and adverse effect on the rights (including, without limitation, consent rights) or obligations of TPG, including, for the avoidance of doubt, any such waiver, modification, amendment, or supplement effected prior to the TPG Joinder Effective Time, shall additionally require the prior written consent of TPG; provided, that any such waiver, modification, amendment, or supplement effected prior to the TPG Joinder Effective Time shall be deemed void ab initio during the TPG Support Period prior to TPG’s written consent to such waiver, modification, amendment, or supplement; and

(iv)

in each case during the TPG Support Period, any waiver, modification, amendment, or supplement to the terms of this Agreement directly affecting the Out-of-Court Preferred Shareholder Equity Distribution or the In-Court Preferred Shareholder Equity Distribution including, for the avoidance of doubt, any such waiver, modification, amendment, or supplement effected prior to the TPG Joinder Effective Time, shall additionally require the prior written consent of TPG; provided, that any such waiver, modification, amendment, or supplement effected prior to the TPG Joinder Effective Time shall be deemed void ab initio during the TPG Support Period prior to TPG’s written consent to such waiver, modification, amendment, or supplement.

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14. Effectiveness. This Agreement shall become effective and binding upon each Party on the Support Effective Date; provided, that, in accordance with Section 3 hereof, this Agreement shall become effective as to and binding upon TPG solely upon and after the TPG Joinder Effective Time. Signature pages to this Agreement executed by Consenting Term Loan Lenders shall be delivered to (a) other Consenting Term Loan Lenders in a redacted form that removes such Consenting Term Loan Lenders’ holdings of the Term Loan Obligations and (b) the Company, Weil, Consenting Term Loan Lender Counsel, and, solely after the TPG Joinder Effective Time, TPG Counsel in an unredacted form (to be held by Weil, Consenting Term Loan Lender Counsel, and TPG Counsel on a professionals’ eyes only-basis).

15. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

(a)

THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.

(b)

Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit, arbitration or proceeding by or before any Governmental Entity (as defined in the Merger Agreement) (each, an “Action”) relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 25. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 25 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, during the pendency of any of the Chapter 11 Cases, all proceedings contemplated by this Section 15(b) shall be brought in the Bankruptcy Court.

(c)

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR

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THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE TRANSACTIONS OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16. Specific Performance/Remedies. It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach of this Agreement, without the necessity of proving the inadequacy of money damages as a remedy, including an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder. Each Party also agrees that it will not seek, and will waive any requirement for, the securing or posting of a bond in connection with any Party seeking or obtaining such relief.

17. Survival. Notwithstanding the termination of this Agreement pursuant to Section 9 hereof, the acknowledgements, agreements and obligations of the Parties in this Section 17 and Sections 7(a)(xxi), 7 (for purposes of enforcement of obligations accrued through the Termination Date), 12, 14, 15, 16, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, and 30 hereof (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

18. Headings. The headings of the sections, paragraphs, and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

19. Successors and Assigns; Severability; Several Obligations. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 19 shall be deemed to permit Transfers of the Claims arising under the Existing Credit Agreement or Interests other than in accordance with the express terms of this Agreement. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of

35

such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. Except as expressly provided for herein, the agreements, representations, warranties, and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

20. No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of the Parties hereto and their respective successors and permitted assigns, and no other Person shall be a third-party beneficiary hereof.

21. Prior Negotiations; Entire Agreement. This Agreement, including the Exhibits and Schedules, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior agreements (oral or written), negotiations, and documents between and among the Parties (and their respective advisors) with respect to the subject matter hereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Consenting Party shall continue in full force and effect.

22. Relationship Among Parties. Notwithstanding anything herein to the contrary, (a) the duties and obligations of the Consenting Parties under this Agreement shall be several, not joint and several, (b) no Party shall have any responsibility by virtue of this Agreement for any trading by any other Person, and (c) no prior history, pattern, or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement.

23. Relationship Among Consenting Parties. Notwithstanding anything herein to the contrary, each Consenting Party hereby agrees and acknowledges that (a) this Agreement does not constitute an agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any equity securities of the Company and the Consenting Parties do not constitute a “group” within the meaning of Rule 13d-5 under the Exchange Act, (b) none of the Consenting Parties shall have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities in any kind or form to each other, the Company or any of the Company’s other lenders, Term Loan Lenders, Revolving Lenders, equityholders, or stakeholders, including as a result of this Agreement or the transactions contemplated herein, and (c) no action taken by any Consenting Party pursuant to this Agreement shall be deemed to constitute or to create a presumption by any of the Consenting Parties that the Consenting Parties are in any way acting in concert or as a “group.”

24. Counterparts. This Agreement may be executed in several counterparts and by way of electronic signature, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement and executed counterpart signature pages hereto may be delivered by electronic mail (in “.pdf” or “.tif” format), facsimile, or other electronic imaging means, which shall be deemed to be an original for the purposes of this Agreement.

36

25. Notices. All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, courier, or by registered or certified mail (return receipt requested) to the following addresses:

(1)If to Superior, to:
26600 Telegraph Road, Suite 400 Southfield, Michigan 48033, USA Attention: David Sherbin, Sr. VP & General Counsel [redacted]
With a copy to:
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Gary Holtzer, Esq. (Gary.Holtz er@weil.com) Garrett Fail, Esq. (Garrett.Fail@weil.com) Lauren Tauro, Esq. (Lauren.Tauro@weil.com)

(2)If to a Consenting Term Loan Lender, or a transferee thereof, to the addresses set forth below the Consenting Term Loan Lender’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention: Brian S. Hermann, Esq.

(bhermann@paulweiss.com)

 Jacob A. Adlerstein, Esq.

(jadlerstein@paulweiss.com)

 Kyle R. Satterfield, Esq.

(ksatterfield@paulweiss.com)

(3)In each case during the TPG Support Period, if to TPG, to the addresses set forth below the TPG’s signature to the TPG Joinder with copies to:

Kirkland & Ellis LLP

333 W. Wolf Point Plaza

Chicago, IL 60654

Attention: Chad J. Husnick, P.C.

(chad.husnick@kirkland.com)

 David R. Gremling

(dave.gremling@kirkland.com)

Any notice given by delivery, mail, or courier shall be effective when received. Any notice given by electronic mail shall be effective upon oral, machine, or electronic mail (as applicable) confirmation of transmission.

26. No Solicitation; Representation by Counsel; Adequate Information.

(a)

This Agreement is not and shall not be deemed to be a solicitation for votes in favor of the Plan in the Chapter 11 Cases or solicitation of an offer to buy securities. The acceptances of the Consenting Parties with respect to the Plan will not be solicited until such Consenting Party has received the Disclosure Statement and, as applicable, related ballots and Solicitation Materials. In addition, this Agreement does not constitute an offer to issue or sell securities to any Person or the solicitation of an offer to acquire or buy securities in any jurisdiction where such offer or solicitation would be unlawful.

37

(b)

Each Party acknowledges that it has had an opportunity to receive information from the Company and that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(c)

Each Consenting Party acknowledges, agrees, and represents to the other Parties that it (i) is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act, (ii) understands that if it is to acquire any securities, as defined in the Securities Act, pursuant to the Transaction, such securities have not been registered under the Securities Act and that such securities are, to the extent not offered, solicited, or acquired pursuant to section 1145 of the Bankruptcy Code, being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon such Consenting Party’s representations contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available, and (iii) has such knowledge and experience in financial and business matters to evaluate properly the terms and conditions of this Agreement and the Transaction and is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Transaction and understands and is able to bear any economic risks with such investment.

27. Time. In the event that the Transaction is implemented through a Chapter 11 Structure, in computing any period of time prescribed or allowed by the Plan, unless otherwise set forth in the Plan or determined by the Bankruptcy Court, the provisions of Bankruptcy Rule 9006 shall apply. In the event that the Transaction is implemented through an Out-of-Court Structure, in computing any period of time prescribed or allowed by the Merger Agreement, the terms of the Merger Agreement shall apply.

28. No Waiver of Participation and Preservation of Rights. Except as provided in this Agreement, nothing herein is intended to, does, or shall be deemed in any manner to waive, limit, impair, or restrict the ability of each of the Parties to protect and preserve its rights, remedies, and interests, including its claims and any liens or security interests it may have in any assets of the Company. Without limiting the foregoing sentence in any way, if this Agreement is terminated in accordance with its terms for any reason (other than consummation of the Transaction), the Parties each fully and expressly reserve any and all of their respective rights, remedies, claims, defenses, and interests, in the case of any claim for breach of this Agreement arising prior to termination.

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29. Settlement Discussions. This Agreement is part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Nothing herein (including Exhibits and Schedules) shall be construed as or be deemed to be evidence of an admission or concession of any kind on the part of any Party of any claim, fault, liability, or damages whatsoever other than to prove the existence of this Agreement or in a proceeding to enforce the terms of this Agreement. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert. Pursuant to Federal Rule of Evidence 408, any applicable state rules of evidence and any other applicable law, foreign, or domestic, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than to prove the existence of this Agreement or in a proceeding to enforce the terms of this Agreement.

30. Miscellaneous. This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Agreement is to be interpreted in a neutral manner. Any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion of this Agreement, shall not be effective in regard to the interpretation of this Agreement. When a reference is made in this Agreement to a Section, Exhibit, or Schedule, such reference shall be to a Section, Exhibit, or Schedule, respectively, of or attached to this Agreement unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words using the singular or plural number also include the plural or singular number, respectively, (b) the terms “hereof,” “herein,” “hereunder,” “hereby,” and derivative or similar words refer to this entire Agreement, (c) the words “include,” “includes,” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation,” (d) the word “or” shall not be exclusive and shall be read to mean “and/or,” (e) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if,” (f) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein, (g) the definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term, (h) any contract or law defined or referred to herein or in any agreement or instrument that is referred to herein means such contract or law as from time to time amended, modified or supplemented, including (in the case of contracts) by waiver or consent and (in the case of laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein and (i) any reference in this Agreement to “dollars” or “$” shall mean U.S. dollars. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

31. Fiduciary Duty. Nothing in this Agreement shall require any Company Party or any directors, officers, or members of any Company Party, each in their capacity as such, to take any action, or to refrain from taking any action, to the extent that doing so would reasonably be expected to be inconsistent with its fiduciary obligations under applicable law (as reasonably determined by it in good faith after consultation with legal counsel); provided that the Company shall provide written notice (which may be by email) (a “Fiduciary Out Notice”) to Consenting Term Loan Lender Counsel and, during the TPG Support Period, TPG Counsel within forty-eight (48) hours following any such determination; provided, further that the foregoing shall not limit any Party’s right to terminate this Agreement under, and pursuant to, Section 9 of this Agreement.

39

[Signature Pages Follow]

40

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

By:	/s/ Majdi Abulaban
Name:	Majdi Abulaban
Title:	President and Chief Executive Officer

SUPERIOR INDUSTRIES INTERNATIONAL ARKANSAS, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

SUPERIOR INDUSTRIES INTERNATIONAL HOLDINGS, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

SUPERIOR INDUSTRIES INTERNATIONAL MICHIGAN, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

[Signature Page to Recapitalization Support Agreement]

SUPERIOR INDUSTRIES INTERNATIONAL ASSET MANAGEMENT, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

SIIP HOLDINGS, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Director

SUPERIOR SHARED SERVICES S de R.L. de C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES INTERNATIONAL PRODUCTION S.R.L.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Manager One

[Signature Page to Recapitalization Support Agreement]

SUPERIOR INDUSTRIES NORTH AMERICA, S de R.L. de C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES DE MEXICO, S de R.L. de C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES TRADING DE MEXICO, S de R.L. de C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES PRODUCTION (POLAND) Sp. z o.o.

By:	/s/ Michael Dorah
Name:	Michael Dorah
Title:	Member of the Management Board

By:	/s/ Dorota Piwkowska-Szyjka
Name:	Dorota Piwkowska-Szyjka
Title:	Member of the Management Board

[Signature Page to Recapitalization Support Agreement]

SUPERIOR INDUSTRIES INTERNATIONAL NETHERLANDS B.V.

Signed for and on behalf of United International Management, B.V., Managing Director A

By:	/s/ Frederik Bouwman
Name:	Frederik Bouwman
Title:	Proxy holder A

By:	/s/ Hana Balcarova
Name:	Hana Balcarova
Title:	Proxy holder B

Signed for and on behalf of Superior Industries International, Inc., Managing Director B

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and General Corporate Secretary

[Signature Page to Recapitalization Support Agreement]

SUPERIOR INDUSTRIES INTERNATIONAL (DUTCH) B.V.

Signed for and on behalf of United International Management, B.V., Managing Director A

By:	/s/ Frederik Bouwman
Name:	Frederik Bouwman
Title:	Proxy holder A

By:	/s/ Hana Balcarova
Name:	Hana Balcarova
Title:	Proxy holder B

Signed for and on behalf of Superior Industries International, Inc., Managing Director B

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and General Corporate Secretary

SUPERIOR POLAND EUROPE Sp. z o.o.

By:	/s/ Michael Dorah
Name:	Michael Dorah
Title:	Member of the Management Board

By:	/s/ Dorota Piwkowska-Szyjka
Name:	Dorota Piwkowska-Szyjka
Title:	Member of the Management Board

[Signature Page to Recapitalization Support Agreement]

SUPERIOR INDUSTRIES INTERNATIONAL GERMANY GmbH

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

SUPERIOR INDUSTRIES EUROPE AG

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

SUPERIOR INDUSTRIES AUTOMOTIVE GERMANY GmbH

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

SUPERIOR INDUSTRIES LEICHTMETALLRÄDER GERMANY GmbH

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

[Signature Page to Recapitalization Support Agreement]

CONSENTING LENDER

ARINI CAPITAL MANAGEMENT LIMITED, on behalf of the funds and affiliates that it owns or manages listed on Schedule 1 hereto.

By:	/s/ Rola Hage Ali
Name:	Rola Hage Ali
Title:	Director

Notice Address:

[redacted]

Fax:
Attention:
Email: [redacted]

[Signature Page to Recapitalization Support Agreement]

Schedule 1

[redacted]

CONSENTING LENDER

Blue Torch Credit Opportunities Fund III LP, Blue Torch Credit Opportunities GP III LLC, Blue Torch Credit Opportunities SBAF Fund LP, Blue Torch Credit Opportunities SBAF GP LLC, Blue Torch Credit Opportunities SC Master Fund LP, Blue Torch Credit Opportunities SC GP LLC, Blue Torch Credit Opportunities KRS Fund LP, and Blue Torch Credit Opportunities KRS GP LLC, on behalf of certain of the funds listed on Schedule 2 hereto.

By:	KPG BTC Management LLC, such entities’ sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

Blue Torch Offshore Credit Opportunities Master Fund III LP and Blue Torch Offshore Credit Opportunities GP III LLC, on behalf of certain of the funds listed on Schedule 2 hereto.

By:	KPG BTC Management LLC, such entities’ managing member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

Notice Address:

Fax:

Attention:

Email:

[Signature Page to Recapitalization Support Agreement – Blue Torch]

Schedule 2

[redacted]

CONSENTING LENDER

The undersigned on behalf of certain of the funds listed on Schedule 3 hereto.

By:	/s/ Jeffrey Forlizzi
Name:	Jeffrey Forlizzi
Title:	Authorized Signatory

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Manager

By:	/s/ Blaine Hirsch
Name:	Blaine Hirsch
Title:	Authorized Signatory

Notice Address:

[redacted]

Fax:

Attention: [redacted]

Email: [redacted]

[Signature Page to Recapitalization Support Agreement – Eldridge]

Schedule 3

[redacted]

CONSENTING LENDER

Oaktree Fund GP, LLC, on behalf of the funds they own or manage listed on Schedule 4 hereto.

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: Authorized Signatory

By:	/s/ Ross Rosenfelt
Name: Ross Rosenfelt
Title: Authorized Signatory

[Signature Page to Recapitalization Support Agreement – Oaktree]

Oaktree Fund GP I, L.P. on behalf of the funds they own or manage listed on Schedule 4 hereto.

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: Authorized Signatory

By:	/s/ Ross Rosenfelt
Name: Ross Rosenfelt
Title: Authorized Signatory

[Signature Page to Recapitalization Support Agreement – Oaktree]

Oaktree Huntington Investment Fund II GP, L.P., on behalf of the funds they own or manage listed on Schedule 4 hereto.

By: Oaktree Fund GP, LLC

Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: Authorized Signatory

By:	/s/ Ross Rosenfelt
Name: Ross Rosenfelt
Title: Authorized Signatory

[Signature Page to Recapitalization Support Agreement – Oaktree]

CONSENTING LENDER

Oaktree Fund GP, LLC, Oaktree Fund GP I, L.P., and Oaktree Huntington Investment Fund II GP, L.P., on behalf of the funds they own or manage listed on Schedule 4 hereto.

By:	/s/ Robert LaRoche
Name:	Robert LaRoche
Title:	Authorized Signatory

By:	/s/ Ross Rosenfelt
Name:	Ross Rosenfelt
Title:	Authorized Signatory

Notice Address:

Fax:
Attention:
Email:

[Signature Page to Recapitalization Support Agreement – Oaktree]

Schedule 4

[redacted]

CONSENTING LENDER TCW Asset Management Company LLC, on behalf of certain of the funds and affiliates that it owns, manages, or advises listed on Schedule 5 hereto.

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

CCLF Holdings (D41) LLC, on behalf of itself, with its holdings listed on Schedule 5 hereto.

By:	/s/ Stephen Nesbitt
Name:	Stephen Nesbitt
Title:	President

Notice Address:

_________________________________________________________

_________________________________________________________

_________________________________________________________

Fax:
Attention:
Email:

Schedule 5

[redacted]

EXHIBIT A

RECAPITALIZATION TERM SHEET

Exhibit A

Recapitalization Term Sheet

Set forth below is a summary of certain material terms of a proposed transaction (the “Transaction”) involving (i) the partial equitization of the Other Term Loan Obligations under the Existing Credit Agreement and (ii) a recapitalization of the Company. This summary term sheet (this “Recapitalization Term Sheet”) does not present many of the terms, conditions, covenants, representations, warranties or other provisions that the Consenting Term Loan Lenders (as defined in the Recapitalization Support Agreement) or the Company would require in any definitive legal documentation for the Transaction. The Definitive Documents (as defined in the Recapitalization Support Agreement) with respect to the Transaction shall be subject to the terms of the Recapitalization Support Agreement, including the consent rights set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Recapitalization Support Agreement to which this Recapitalization Term Sheet is attached.

THIS RECAPITALIZATION TERM SHEET IS NOT AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTIONS 1125 AND 1126 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE

Existing Term Loan Claims

Subject to, and upon consummation of, the Transaction, each Consenting Term Loan Lender will consent to:

•  the conversion, on a dollar-for-dollar basis, to Take Back Term Loans of an amount of its Other Term Loan Obligations (inclusive of par plus accrued plus make-whole premium, collectively, the “Existing Term Loan Claims”) that will result in (x) the aggregate principal amount of funded debt (excluding, for the avoidance of doubt, unused revolver commitments, undrawn but outstanding letters of credit and obligations in respect of factoring facilities), preferred equity or other securities entitled to recover before the New Common Equity, in each case, of Reorganized Superior, and its subsidiaries immediately following the Effective Time less (y) the aggregate amount of unrestricted cash and cash equivalents of Reorganized Superior and its subsidiaries immediately following the Effective Time, not exceeding the Net Leverage Cap (as defined below) (collectively, the “Converted Term Loan Claims”);

- and -

•  if the Transaction is implemented through the Out-of-Court Structure, the contribution of the balance of its Existing Term Loan Claims to New TopCo (as defined below), in exchange for the New Common Equity (as defined below), it being understood that, following consummation of the Merger, (a) New TopCo shall contribute such Existing Term Loan Claims to Reorganized Superior’s (as defined below) capital, in full satisfaction and extinguishment of such Existing Term Loan Claims and (b) the Consenting Term Loan Lenders will own, directly, 100% of the New Common Equity, subject to dilution by (a) the MIP (as defined below) and (b) the Out-of-Court Preferred Shareholder Equity Distribution (as defined below) solely to the extent that the conditions set forth below with respect to the Existing Preferred Shareholder’s (as defined below) entitlement to such distribution are satisfied;

- or -

•  if the Transaction is implemented pursuant to the Chapter 11 Structure, as part of the Plan, the full satisfaction and extinguishment of the balance of its Existing Term Loan Claims in exchange for 100% of the New Common Equity, subject to dilution by (a) the MIP (as defined below) and (b) the In-Court Preferred Shareholder Equity Distribution (as defined below) solely to the extent that the conditions set forth below with respect to the Existing Preferred Shareholder’s (as defined below) entitlement to such distribution are satisfied.

DIP Facility	If the Transaction is implemented through the Chapter 11 Structure, (i) all of the unfunded Bridge Loan Obligations shall convert into a debtor-in-possession financing facility (the “DIP Facility”) and (ii) all of the funded Bridge Loan Obligations shall be “rolled-up” into the DIP Facility on terms satisfactory to the Debtors and the Requisite Consenting Term Loan Lenders, in each case subject to the approval of the Bankruptcy Court. For the avoidance of doubt, nothing herein constitutes a commitment to provide a DIP Facility and the terms and conditions of any such DIP Facility shall be subject to further negotiation and documentation in all respects.

Conversion of Bridge Facility Claims or DIP Facility Claims	Upon the Effective Time, all Bridge Loan Obligations (if the Transaction is implemented through the Out-of-Court Structure), all amounts outstanding under the DIP Facility (collectively, the “DIP Facility Claims”) (if the Transaction is implemented pursuant to the Chapter 11 Structure), and any incremental financing (including debtor-in-possession financing) (the “Incremental Financing” and, the aggregate amount of the foregoing Bridge Loan Obligations, DIP Facility Claims, and Incremental Financing, collectively, the “Converted Bridge/DIP Claims”) shall be converted, on a dollar-for-dollar basis, to Take Back Term Loans (as defined below).

Take Back Term Loans

Reorganized Superior shall issue new secured term loans on the following terms (the “Take Back Term Loans”):

•  Aggregate Principal Amount: an amount equal to the sum of (x) the Converted Term Loan Claims plus (y) the Converted Bridge/DIP Claims

•  Borrower: Reorganized Superior

•  Guarantors: Consistent with the Existing Credit Agreement

•  Tranching: Subject to ongoing discussion among the Consenting Term Loan Lenders, the Take Back Term Loans will include first-out and second-out tranches, which would be allocated to the Converted Bridge/DIP Claims and Converted Term Loan Claims, respectively

•  Interest Rate: SOFR + 800 bps, subject to a SOFR floor of 350 bps, which shall be paid in cash

2

•  OID: 3.0%, payable-in-kind upon funding

•  Call Protection: NC-5

•  Maturity: 5 years

•  Documentation: Take Back Term Loans (i) to be memorialized through an amendment and restatement of the Existing Credit Agreement (the “A&R Existing Credit Agreement”) and (ii) to have terms substantially similar to those applicable to the Existing Credit Agreement after giving effect to the Amendment (other than, for the avoidance of doubt, the economic terms set forth above)

Net Leverage Cap	“Net Leverage Cap” means $125,000,000.

Incremental Financing	TPG consents to the Company’s incurrence of Incremental Financing for liquidity needs of the Company and agrees not object to or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the Company’s incurrence of such Incremental Financing.

Existing Revolving Credit Facility	The Company shall, at the option of the Requisite Consenting Term Loan Lenders, (a) execute an amendment to the Existing Revolving Credit Agreement in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders that results in the Existing Revolving Credit Facility remaining outstanding upon and after the Effective Time on terms not materially less favorable to the Company than the Existing Revolving Credit Facility or otherwise reasonably acceptable to the Requisite Consenting Term Loan Lenders, including with respect to any waivers and/or consents (including in respect of a change of control) necessary to effectuate the Transaction (the “Existing Revolving Credit Agreement Amendment”) or (b) refinance the Existing Revolving Credit Facility with a new super-priority revolving credit facility of a similar size and on terms not materially less favorable to the Company than the Existing Revolving Credit Facility or otherwise reasonably acceptable to the Requisite Consenting Term Loan Lenders (the “New Revolving Credit Facility”).

Existing Preferred Equity

The Existing Preferred Equity will be cancelled, released, and extinguished, and the holder of Existing Preferred Equity (the “Existing Preferred Shareholder”) will receive:

•  if the Transaction is implemented through the Out-of-Court Structure, as part of the Merger:

○    3.5% of the New Common Equity, subject to dilution by the MIP (the “Out-of-Court Preferred Shareholder Equity Distribution”); and

○   an aggregate amount equal to (a) the Aggregate Merger Consideration (as defined below) plus the aggregate consideration payable to the holders of Cash-Settled RSUs (as defined in the Merger Agreement) and Cash-Settled PSUs (as defined in the Merger Agreement) (assuming achievement of applicable performance metrics at the target level) in connection with the Merger, multiplied by (b) two

3

(2), in cash, without interest thereon;

- or -

•  if the Transaction is implemented through Chapter 11 Structure, either:

○   if (A) the Existing Preferred Shareholder votes to accept the Plan and (B) all classes of creditors senior to the Existing Preferred Equity vote to accept, or are deemed to accept, the Plan, 1.75% of the New Common Equity, subject to dilution by the MIP (the “In-Court Preferred Shareholder Equity Distribution”), under the Plan;

- or -

○   if (X) the Existing Preferred Shareholder votes to reject the Plan or (Y) any class of creditors votes to reject, or is deemed to reject, the Plan, no distribution or consideration under the Plan.

Existing Common Equity

The Existing Common Equity will be cancelled, released, and extinguished, and each holder of Existing Common Equity (the “Existing Common Shareholders”) will receive:

•  if the Transaction is implemented through the Out-of-Court Structure, as part of the Merger, $0.09 per share of Existing Common Equity in cash, without interest thereon (the “Merger Consideration” and, the aggregate of such amount for all Existing Common Equity, the “Aggregate Merger Consideration”); provided, that the aggregate amount of (a) the Aggregate Merger Consideration plus (b) the aggregate consideration payable to the holders of Cash-Settled RSUs and Cash-Settled PSUs (assuming achievement of applicable performance metrics at the target level) in connection with the Merger shall not exceed $3.1 million;

- or -

•  if the Transaction is implemented through the Chapter 11 Structure, no distribution or consideration

Other Claims

•  If the Transaction is implemented through the Out-of-Court Structure, all other claims against the Company will be satisfied in the ordinary course of business or otherwise be unimpaired

•  If the Transaction is implemented pursuant to the Chapter 11 Structure, treatment of other claims shall be satisfactory to the Requisite Consenting Term Loan Lenders (and remains subject to ongoing diligence)

Mutual Releases	The Parties shall agree to customary mutual releases (the “Mutual Releases”)

4

Legal Fees of Existing Preferred Shareholder

At the signing of the Recapitalization Support Agreement, the Company shall pay the accrued and unpaid, reasonable and documented fees and expenses of Kirkland & Ellis LLP and Kirkland & Ellis International LLP, as counsel to the Existing Preferred Shareholder (in such capacity, “Kirkland”), in each case incurred in connection with the Transaction (which, for the avoidance of doubt, shall include reasonable and documented fees and expenses incurred in connection with review and negotiation of the Recapitalization Support Agreement, this term sheet, the Merger Agreement, and the TPG Voting Agreement), subject in all respects to the TPG Counsel Fee Cap and the Repayment Obligation.

Upon the Effective Time, the Company shall pay the accrued and unpaid, reasonable and documented fees and expenses of Kirkland, in each case incurred in connection with the Transaction, which payments shall not, taken together with any reasonable and documented fees and expenses of Kirkland paid by the Company at the signing of the Recapitalization Support Agreement, exceed $1.5 million in the aggregate (the “TPG Counsel Fee Cap”); provided, that (1) the Company shall have no obligation to pay such reasonable and documented fees and expenses if (a) the Existing Preferred Shareholder breaches the TPG Voting Agreement, (b) following the TPG Joinder Effective Time, the Recapitalization Support Agreement is terminated as to the Existing Preferred Shareholder, or (c) the Existing Preferred Shareholder votes to reject the Plan if the Transaction is implemented through the Chapter 11 Structure (clauses (a), (b) and (c), collectively, the “Defaults”) and (2) the Existing Preferred Shareholder shall reimburse the Company, within three (3) Business Days after a Default, for any and all amounts paid to Kirkland prior to such time (the “Repayment Obligation”).

For the avoidance of doubt, the Company shall have no obligation to pay any amounts incurred by the Existing Preferred Shareholder (or its successors and assigns) in connection with its retention of Guggenheim Securities, LLC with respect to the Transaction.

Additional Provisions Regarding the Existing Preferred Shareholder	Notwithstanding anything to the contrary herein, in the event of (a) a material breach by the Existing Preferred Shareholder of the TPG Voting Support Agreement, (b) following the TPG Joinder Effective Time, the termination of the Recapitalization Support Agreement as to the Existing Preferred Shareholder, or (c) the Existing Preferred Shareholder voting to reject a Plan that contains the In-Court Preferred Shareholder Equity Distribution and a Mutual Release for the Existing Preferred Shareholder if the Transaction is implemented through the Chapter 11 Structure, the Existing Preferred Shareholder shall not be entitled to the Out-of-Court Preferred Shareholder Equity Distribution or the In-Court Preferred Shareholder Equity Distribution and shall not be entitled to receive the Mutual Releases.

MIP	Superior TopCo shall establish an equity-based management incentive plan (the “MIP”) payable upon a sale of Superior TopCo or substantially all of its business that occurs within eight (8) years of the Effective Time. The aggregate MIP pool will represent 7.5% or 15%, respectively, of Superior TopCo’s equity value above hurdle

5

amounts plus an 8% IRR through the sale

Tax Matters	The parties will cooperate in good faith to structure and implement the Transaction in a manner that is tax efficient for the Consenting Term Loan Lenders and the Company

Reorganized Superior	“Reorganized Superior” means Superior following the Effective Time.

Superior TopCo	“Superior TopCo” means (a) if the Transaction is implemented through the Out-of-Court Structure, New TopCo, and (b) if the Transaction is implemented through the Chapter 11 Structure, Reorganized Superior.

New Common Equity	“New Common Equity” means the common equity of Superior TopCo.

New Equity	The new equity of Superior TopCo (the “New Equity”) shall be structured in a manner satisfactory to the Requisite Consenting Term Loan Lenders.

Implementation

The Transaction will be implemented either:

•  through the Out-of-Court Structure through a merger whereby a wholly-owned subsidiary (“Merger Sub”) of a newly formed entity (“New TopCo”) would merge with and into Superior, with Reorganized Superior being the surviving entity and a wholly-owned subsidiary of New TopCo (the “Merger”);

- or -

•  through the Chapter 11 Structure if, among other things, (x) the Company fails to file its proxy statement in respect of the Merger (the “Proxy Statement”) on or prior to July 29, 2025, or (y) the Merger is not approved by the required vote at a duly called meeting of the shareholders of the Company (or any adjournment or postponement thereof) prior to (i) October 1, 2025, if the SEC informs the Company that it will not review the Proxy Statement or (ii) October 31, 2025, if the SEC informs the Company that it will review the Proxy Statement and issues any comments in such review (the foregoing clauses (x) through (y), collectively, the “Out-of-Court Milestones”).

Share Issuance

If the Transaction is implemented through the Out-of-Court Structure, one (1) business day before the record date of the special meeting of the shareholders of Superior and, in any event, prior to the filing with the SEC and the mailing to the shareholders of the definitive proxy statement, Superior shall issue to New TopCo (or another entity designated by the Requisite Consenting Term Loan Lenders) a number of shares of Existing Common Equity (the “Lender Shares”) at the same price per share in cash as the price per share as the Merger Consideration.

The number of Lender Shares issued shall be (A) 7,600,000 shares of Existing Common Equity or (B) such other number of shares of Existing Common Equity as may be mutually agreed in writing by Superior and New TopCo; provided, that, the number of Lender Shares issued to New TopCo shall not exceed 20.00% of the voting power of

6

the total outstanding capital stock of Superior after the issuance of the Lender Shares, which 20.00% shall include 473,264 shares of Existing Common Equity which shall be deemed to be beneficially owned by New TopCo for purposes of calculating the voting power of New TopCo.

Employment and Consulting Agreements	If the Transaction is implemented through the Chapter 11 Structure, the Debtors shall assume the Amended Employment Agreement and the Consenting Parties shall not object to, and shall support, such assumption.

Conditions Precedent

If the Transaction is implemented through the Chapter 11 Structure, the Plan and the A&R Existing Credit Agreement shall include reasonable and customary conditions precedent, including, without limitation:

•  the Recapitalization Support Agreement not having been terminated and remaining in full force and effect;

•  the Company’s execution of, at the option of the Requisite Consenting Term Loan Lenders, either (a) the Existing Revolving Credit Agreement Amendment, which shall be in form and substance reasonably acceptable to the Requisite Consenting Term Loan Lenders, or (b) all necessary documentation to effect a New Revolving Credit Facility that is reasonably acceptable to the Requisite Consenting Term Loan Lenders;

•  the Definitive Documents being consistent with the Recapitalization Support Agreement, including the consent rights set forth therein;

•  obtaining all necessary third-party, regulatory, and other governmental approvals and consents;

•  payment of all reasonable and documented fees and expenses of the respective Consenting Term Loan Lender Advisors in accordance with the fee arrangements or agreements between the Company and the respective Consenting Term Loan Lender Advisors and the terms of the Recapitalization Support Agreement; and

•  payment of the fees and expenses of TPG Counsel as contemplated in the Recapitalization Support Agreement and this term sheet.

7

EXHIBIT B

FORM OF JOINDER AGREEMENT FOR CONSENTING TERM LOAN LENDERS

This Joinder Agreement (“Joinder Agreement”) to the Recapitalization Support Agreement, dated as of [•], 2025 (as amended, supplemented, or otherwise modified from time to time, the “Agreement”), by and among the Company and certain holders of Term Loan Obligations (together with their respective successors and permitted assigns, the “Consenting Term Loan Lenders” and each, a “Consenting Term Loan Lender”) is executed and delivered by ______ (the “Joining Party”) as of [•], 2025. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions thereof). The Joining Party shall hereafter be deemed to be a “Consenting Term Loan Lender” and a “Party” for all purposes under the Agreement and with respect to any and all Claims and Interests held by such Joining Party.

2. Representations and Warranties. With respect to the aggregate principal amount of the Term Loan Obligations set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Term Loan Lenders set forth in the Agreement to each other Party to the Agreement.

3. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions that would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

CONSENTING TERM LOAN LENDER

[•]

By:

Name:

Title:

Principal Amount of Term Loan Obligations: $______________

Other Claims: $______________

Other Interests: $______________

Notice Address:

Fax:

Attention:

Email:

Acknowledged:

SUPERIOR INDUSTRIES INTERNATIONAL, INC

By:
Name:
Title:

EXHIBIT C

TPG JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) to the Recapitalization Support Agreement, dated as of July 8, 2025 (as amended, supplemented, or otherwise modified from time to time, the “Agreement”), by and among the Company and certain holders of Term Loan Obligations (together with their respective successors and permitted assigns, the “Consenting Term Loan Lenders” and each, a “Consenting Term Loan Lender”) is executed and delivered by TPG Growth III Sidewall, L.P. (the “Joining Party”) as of July 8, 2025. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound, effective immediately upon the termination of the Merger Agreement (the “Joinder Effective Time”), by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated, or otherwise modified from time to time in accordance with the provisions thereof). Upon and after the Joinder Effective Time, the Joining Party shall be deemed to be “TPG” and a “Party” for all purposes under the Agreement and with respect to any and all Claims and Interests held by the Joining Party.

2. Joinder Effective Time. Prior to the Joinder Effective Time, the Joining Party (a) shall not be, and shall not be deemed to be, a “Party” for any purposes under the Agreement or with respect to any Claims or Interests held by the Joining Party and (b) shall not be bound by any of the terms of the Agreement.

3. Representations and Warranties. With respect to the Claims and Interests, including the number of shares of Existing Preferred Equity, set forth below its name on the signature page hereto, the Joining Party hereby makes, effective as of the Joinder Effective Time, the representations and warranties of TPG set forth in the Agreement to each other Party to the Agreement.

4. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions that would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

TPG GROWTH III SIDEWALL, L.P.

By:	TPG Growth Gen Par III,
L.P., its general partner

By:	TPG Growth Gen Par III Advisors,
LLC, its general partner

By:	/s/ Martin Davidson
Name:	Martin Davidson
Title:	Chief Accounting Officer

Claims: N/A

Number of Shares of Existing Preferred Equity: 150,000

Other Interests: N/A

Notice Address:

[redacted]

Acknowledged:

SUPERIOR INDUSTRIES INTERNATIONAL, INC

By:
Name:
Title:

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

TPG Growth III Sidewall, L.P.

By:

Name:

Title:

Claims:

Number of Shares of Existing Preferred Equity:

Other Interests:

Notice Address:

Fax:

Attention:

Email:

Acknowledged:

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

By:	/s/ David Sherbin
Name:	David Sherbin
Title:	Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT D

MERGER AGREEMENT

EXHIBIT E

GOVERNANCE TERM SHEET

Exhibit 99.1

News Release

Superior to be Acquired by a Group of Existing Term Loan Investors Committed to Its Long-Term Stability and Growth

SOUTHFIELD, MICHIGAN – July 8, 2025 – Superior Industries International, Inc. (“Superior” or the “Company”) (OTC Pink:SSUP) today announced it has entered into definitive agreements to be acquired by a group of its term loan investors (the “Investors”), including Oaktree Capital Management. As part of the transaction, the Investors will convert a significant portion of their term loans into equity which, alongside the extinguishment of the Company’s preferred stock, will better position the business for long-term growth with customers and suppliers across the global wheel industry.

Under the terms of the transaction agreements, which have been approved by Superior’s Board of Directors:

•	The acquisition will be implemented via a merger with an entity indirectly owned by the Investors.

•	The Investors will convert up to approximately $550 million of their term loan claims into 96.5% of the common equity of an indirect parent company of the surviving entity (the “New Equity”).

•	The Company’s existing revolving credit facility and factoring facilities will remain in place on their current terms or be refinanced prior to the closing of the transaction.

•

Holders of the Company’s common stock will receive, in the aggregate, approximately $3.1 million in cash, and the holder of the Company’s preferred stock will receive approximately $6.2 million in cash and an aggregate of 3.5% of the New Equity.

•	Company stockholders representing approximately 40% of the Company’s voting power have entered into voting and support agreements to approve the transaction.

As a result of the transaction, funded debt will be reduced by nearly 90% from approximately $982 million (inclusive of the preferred stock) to approximately $125 million. By addressing the over-leveraged balance sheet, this transaction will eliminate a major distraction and allow Superior to refocus on delivering high quality, cost-competitive wheels to all of its customers.

“This transaction represents a pivotal milestone for Superior. Our term loan investors are reaffirming their confidence in the business and stepping in to provide the necessary financial foundation to support our long-term success,” said Majdi Abulaban, President and Chief Executive Officer. “With the broadest portfolio in the industry, a strategically advantaged footprint, and a newly minted best-in-class balance sheet, we are well positioned to capitalize on growth opportunities with both existing and new OEM customers. More than ever, we are seeing unprecedented levels of RFQs as customers seek to de-risk long supply chains and respond to evolving tariff dynamics.”

“Despite recent headwinds with certain of its customers, the demand for high-quality, cost-competitive, in-region manufacturing capacity is greater than ever, and we are excited to support the Superior leadership team in this next phase,” said Robert LaRoche, Managing Director at Oaktree Capital Management.

The transactions are expected to close in the third quarter of 2025 and are subject to customary closing conditions and receipt of required regulatory approvals. Following the closing, the Company will become privately held.

Advisors

Lazard is serving as the Company’s investment banker, Alvarez & Marsal is serving as financial advisor and Weil, Gotshal & Manges LLP is serving as legal counsel to Superior.

Riveron is serving as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to the ad hoc group of term loan investors.

About Superior Industries

Superior is one of the world’s leading aluminum wheel suppliers. Superior’s team collaborates with customers to design, engineer, and manufacture a wide variety of innovative and high-quality products utilizing the latest light weighting and finishing technologies. Superior serves the European aftermarket with the brands ATS®, RIAL®, ALUTEC®, and ANZIO®. Headquartered in Southfield, Michigan, Superior is listed on the OTC Pink Limited Exchange. For more information, please visit www.supind.com.

About Oaktree Capital Management, L.P.

Oaktree is a leader among global investment managers specializing in alternative investments, with $203 billion in assets under management as of March 31, 2025. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 1,200 employees and offices in 23 cities worldwide. For additional information, please visit Oaktree’s website at http://www.oaktreecapital.com/.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act of 1934, as amended (the “Exchanged Act”). In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target,” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by the definitive transaction agreements (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and the Investors, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding the Company’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed Transactions; the potential for modification or adjustment of the definitive transaction agreements; the parties’ ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact the Company’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effects of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in the Company’s market capitalization and stockholders’ equity; the expected timing and process for the delisting of the Company’s common stock from the New York Stock Exchange and deregistration under the Securities Act; other risks related to the Proposed Transactions that will be included in the Company’s proxy statement on Schedule 14A (the “Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”); and those risks described in Item 1A of Part I of the Company’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, and the Company’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. The Company does not intend to update these statements unless required by securities or other applicable laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Proposed Transactions, the Company intends to file relevant materials with the SEC, including the Proxy Statement. This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Proposed Transactions. STOCKHOLDERS OF THE COMPANY ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD IN CONNECTION WITH THE PROPOSED TRANSACTIONS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transactions. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude. Such filings and the 2025 Definitive Proxy are available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Proposed Transactions.

Contact:

Superior Investor Relations

(248) 234-7104

Investor.Relations@supind.com